  AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 25, 1997

                                               SECURITIES ACT FILE NO. 33-55843
                                      INVESTMENT COMPANY ACT FILE NO. 811-07155

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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                               ----------------
                                   FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         [X]
                          PRE-EFFECTIVE AMENDMENT NO.                       [_]

                      POST-EFFECTIVE AMENDMENT NO. 4                        [X]
                                    AND/OR
        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     [X]

                             AMENDMENT NO. 7                                [X]
                       (CHECK APPROPRIATE BOX OR BOXES.)

                               ----------------
                  MERRILL LYNCH MIDDLE EAST/AFRICA FUND, INC.
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

       800 SCUDDERS MILL ROAD

       PLAINSBORO, NEW JERSEY                             08536
   (ADDRESS OF PRINCIPAL EXECUTIVE                     (ZIP CODE)
              OFFICES)

    REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (609) 282-2800

                                 ARTHUR ZEIKEL
                  MERRILL LYNCH MIDDLE EAST/AFRICA FUND, INC.
                800 SCUDDERS MILL ROAD, PLAINSBORO, NEW JERSEY
       MAILING ADDRESS: P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                               ----------------
                                  COPIES TO:

        COUNSEL FOR THE FUND:                   PHILIP L. KIRSTEIN, ESQ.
                                             MERRILL LYNCH ASSET MANAGEMENT
        BROWN & WOOD LLP
       ONE WORLD TRADE CENTER                         P.O. BOX 9011
    NEW YORK, NEW YORK 10048-0557           PRINCETON, NEW JERSEY 08543-9011
  ATTENTION: THOMAS R. SMITH, JR.,
                ESQ.
        FRANK P. BRUNO, ESQ.

                               ----------------

            IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX):
                     [X]  immediately upon filing pursuant to paragraph (b)
                     [_] on (date) pursuant to paragraph (b)
                     [_] 60 days after filing pursuant to paragraph (a)(1)
                     [_] on (date) pursuant to paragraph (a)(1)
                     [_] 75 days after filing pursuant to paragraph (a)(2)
                     [_] on (date) pursuant to paragraph (a)(2) of Rule 485.
            IF APPROPRIATE, CHECK THE FOLLOWING BOX:
                     [_] this post-effective amendment designates a new
                       effective date for a previously filed post-effective amendment.

                               ----------------

  The Registrant has registered an indefinite number of its shares under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. The notice required by such rule for the Registrant's most recent fiscal year was filed on January 24, 1997.

     CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                                        PROPOSED       PROPOSED
                         AMOUNT OF      MAXIMUM        MAXIMUM      AMOUNT OF
  TITLE OF SECURITIES   SHARES BEING OFFERING PRICE   AGGREGATE    REGISTRATION
   BEING REGISTERED      REGISTERED     PER UNIT    OFFERING PRICE     FEE
-------------------------------------------------------------------------------
Shares of Common Stock
 (par value $0.10 per
 share)................   230,363        $11.44       $329,998*        $100
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

(1) The calculation of the maximum aggregate offering price is made pursuant to Rule 24e-2 under the Investment Company Act of 1940.

(2) The total amount of securities redeemed or repurchased during Registrant's previous fiscal year was 342,432 shares of common stock.

(3) 140,915 of the shares described in (2) above have been used for reduction pursuant to Rule 24e-2(a) under the Investment Company Act of 1940 in previous filings during Registrant's current fiscal year.

(4) 201,517 of the shares redeemed during Registrant's previous fiscal year are being used for the reduction of the registration fee in this amendment to the Registration Statement.
-------------------------------------------------------------------------------
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

                  MERRILL LYNCH MIDDLE EAST/AFRICA FUND, INC.

                      REGISTRATION STATEMENT ON FORM N-1A

                             CROSS REFERENCE SHEET

 N-1A ITEM NO.                                            LOCATION
 -------------                                            --------
 PART A
  Item  1.    Cover Page..............   Cover Page
  Item  2.    Synopsis................   Fee Table; Prospectus Summary
              Condensed Financial
  Item  3.     Information............   Financial Highlights
  Item  4.    General Description of     Prospectus Summary; Investment
               Registrant.............    Objective and Policies; Additional
                                          Information
  Item  5.    Management of the Fund..   Fee Table; Management of the Fund;
                                          Inside Back Cover Page
  Item 5A.    Management's Discussion
               of Fund Performance....   Not Applicable
  Item  6.    Capital Stock and Other    Cover Page; Purchase of Shares;
               Securities.............    Redemption of Shares; Shareholder
                                          Services; Additional Information
  Item  7.    Purchase of Securities     Cover Page; Fee Table; Prospectus
               Being Offered..........    Summary; Merrill Lynch Select
                                          PricingSM System; Purchase of Shares;
                                          Shareholder Services; Additional
                                          Information; Inside Back Cover Page
  Item  8.    Redemption or              Fee Table; Prospectus Summary; Merrill
               Repurchase.............    Lynch Select PricingSM System;
                                          Purchase of Shares; Redemption of
                                          Shares
              Pending Legal
  Item  9.     Proceedings............   Not Applicable
 PART B
  Item 10.    Cover Page..............   Cover Page
  Item 11.    Table of Contents.......   Back Cover Page
              General Information and
  Item 12.     History................   Not Applicable
              Investment Objective and
  Item 13.     Policies...............   Investment Objective and Policies
  Item 14.    Management of the Fund..   Management of the Fund
  Item 15.    Control Persons and
               Principal Holders of      Management of the Fund; General
               Securities.............    Information--Additional Information
  Item 16.    Investment Advisory and    Management of the Fund; Purchase of
               Other Services.........    Shares; General Information
              Brokerage Allocation and
  Item 17.     Other Practices........   Portfolio Transactions and Brokerage
  Item 18.    Capital Stock and Other    Purchase of Shares; Redemption of
               Securities.............    Shares; Shareholder Services; General
                                          Information--Description of Shares
  Item 19.    Purchase, Redemption and
               Pricing of Securities     Purchase of Shares; Redemption of
               Being Offered..........    Shares; Determination of Net Asset
                                          Value; Shareholder Services; General
                                          Information--Computation of Offering
                                          Price Per Share
  Item 20.    Tax Status..............   Taxes
  Item 21.    Underwriters............   Purchase of Shares
              Calculation of
  Item 22.     Performance Data.......   Performance Data
  Item 23.    Financial Statements....   Independent Auditors' Report; Statement
                                          of Assets and Liabilities; Financial
                                          Statements

PART C

  Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

PROSPECTUS

MARCH 25, 1997

                  MERRILL LYNCH MIDDLE EAST/AFRICA FUND, INC.

P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011 . PHONE NO. (609) 282-2800

  Merrill Lynch Middle East/Africa Fund, Inc. (the "Fund") is a non-diversified, open-end management investment company seeking long-term capital appreciation by investing primarily in equity and debt securities of corporate and governmental issuers in countries located in the Middle East and Africa ("Middle Eastern/African countries"). For purposes of its investment objective, the Fund may invest in the securities of issuers in all countries in the Middle East and Africa. The Fund currently expects to emphasize investments in the securities of issuers in Botswana, Ghana, Morocco, South Africa, Turkey, Israel, Jordan and Zimbabwe, although the Fund is not required to invest in securities of issuers located in the aforementioned markets. Under normal market conditions, at least 65% of the Fund's total assets will be invested in equity or debt securities of corporate and governmental issuers in Middle Eastern/African countries. The Fund may employ a variety of derivative investments and techniques to hedge against market and currency risk. Also, the Fund may invest in certain derivative instruments, such as indexed and inverse securities, to enhance its return. There can be no assurance that the Fund's investment objective will be achieved. For more information on the Fund's investment objective and policies, please see "Investment Objective and Policies" on page 22.

  Investments in securities of issuers in Middle Eastern/African countries involve risks and special considerations not typically associated with investments in securities of U.S. issuers. The Fund may invest without limitation in debt securities that are in the lower rating categories or unrated and may be in default as to repayment of principal and/or payment of interest at the time of acquisition by the Fund. These securities commonly are referred to as "junk bonds." Such securities generally involve greater volatility of price and risks to principal and income than securities in the higher rating categories. See "Risk Factors and Special Considerations."

                               ----------------

THESE SECURITIES  HAVE NOT BEEN APPROVED  OR DISAPPROVED BY THE  SECURITIES AND
 EXCHANGE COMMISSION  NOR HAS  THE SECURITIES  AND EXCHANGE  COMMISSION PASSED
  UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               ----------------

  This Prospectus is a concise statement of information about the Fund that is relevant to making an investment in the Fund. This Prospectus should be retained for future reference. A statement containing additional information about the Fund, dated March 25, 1997 (the "Statement of Additional Information"), has been filed with the Securities and Exchange Commission (the "Commission") and is available, without charge, by calling or by writing the Fund at the above telephone number or address. The Statement of Additional Information is hereby incorporated by reference into this Prospectus.

                               ----------------

                   MERRILL LYNCH ASSET MANAGEMENT -- MANAGER
              MERRILL LYNCH FUNDS DISTRIBUTOR, INC. -- DISTRIBUTOR

(Continued from Cover Page)

  Pursuant to the Merrill Lynch Select PricingSM System, the Fund offers four classes of shares, each with a different combination of sales charges, ongoing fees and other features. The Merrill Lynch Select PricingSM System permits an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances. See "Merrill Lynch Select PricingSM System."

  Shares may be purchased directly from Merrill Lynch Funds Distributor, Inc. (the "Distributor"), P.O. Box 9081, Princeton, New Jersey 08543-9081 ((609) 282-2800), or from other securities dealers that have entered into selected dealer agreements with the Distributor, including Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"). The minimum initial purchase is $1,000 and the minimum subsequent purchase is $50, except for retirement plans, where the minimum initial purchase is $100 and the minimum subsequent purchase is $1. Merrill Lynch may charge its customers a processing fee (presently $4.85, but as of May 1, 1997, $5.35) for confirming purchases and repurchases. Purchases and redemptions made directly through Merrill Lynch Financial Data Services, Inc., the Fund's transfer agent (the "Transfer Agent"), are not subject to the processing fee. See "Purchase of Shares" and "Redemption of Shares."

                                   FEE TABLE

  A general comparison of the sales arrangements and other nonrecurring and recurring expenses applicable to shares of the Fund follows:

                                          CLASS A(a)       CLASS B(b)           CLASS C     CLASS D
                                          ----------       ----------           -------     -------
SHAREHOLDER TRANSACTION EXPENSES:
 Maximum Sales Charge Imposed on
  Purchases (as a percentage of offering
  price).................................  5.25%(c)           None               None       5.25%(c)
 Sales Charge Imposed on Dividend
  Reinvestments..........................  None               None               None         None
 Deferred Sales Charge (as a percentage
  of original purchase price or
  redemption proceeds, whichever is
  lower).................................  None(d)   4.0% during the first       1.0%        None(d)
                                                     year decreasing 1.0%   for one year(f)
                                                     annually to 0.0% after
                                                     the fourth year(e)
 Redemption Fee Payable to the Fund (as
  a percentage of amount redeemed)(g)....  2.00%             2.00%               2.00%       2.00%
ANNUAL FUND OPERATING EXPENSES (AS A
 PERCENTAGE OF AVERAGE NET ASSETS):
 Management Fees(h)......................  1.00%             1.00%               1.00%       1.00%
 Rule 12b-1 Fees(i):
   Account Maintenance Fees..............  None              0.25%               0.25%       0.25%
   Distribution Fees.....................  None              0.75%               0.75%        None
                                                     (Class B shares
                                                     convert to Class D
                                                     shares automatically
                                                     after approximately
                                                     eight years and cease
                                                     being subject to
                                                     distribution fees)
 Other Expenses:
   Custodial Fees........................   .29%              .29%                .29%        .29%
   Shareholder Servicing Costs(j)........   .20%              .23%                .23%        .20%
   Miscellaneous.........................  3.35%             3.38%               3.39%       3.34%
                                           -----             -----               -----       -----
     Total Other Expenses................  3.84%             3.90%               3.91%       3.83%
                                           -----             -----               -----       -----
 Total Fund Operating Expenses(k)........  4.84%             5.90%               5.91%       5.08%
                                           =====             =====               =====       =====

--------

(a) Class A shares are sold to a limited group of investors, including existing Class A shareholders, certain retirement plans and certain participants in fee-based programs. See "Purchase of Shares--Initial Sales Charge Alternatives--Class A and Class D Shares" on page 36 and "Shareholder Services--Fee-Based Programs" on page 46.

(b) Class B shares convert to Class D shares automatically approximately eight years after initial purchase. See "Purchase of Shares--Deferred Sales Charge Alternatives--Class B and Class C Shares" on page 38.

(c) Reduced for purchases of $25,000 and over, and waived for purchases of Class A shares in connection with certain fee-based programs. Class A or Class D purchases of $1,000,000 or more may not be subject to an initial sales charge. See "Purchase of Shares--Initial Sales Charge Alternatives-- Class A and Class D Shares" on page 36.

(d) Class A and Class D shares are not subject to a contingent deferred sales charge ("CDSC"), except that certain purchases of $1,000,000 or more which are not subject to an initial sales charge instead may be subject to a CDSC of 1.0% of amounts redeemed within the first year of purchase. Such CDSC may be waived in connection with certain fee-based programs. See "Shareholder Services--Fee-Based Programs" on page 46.

(e) The CDSC may be modified in connection with certain fee-based programs. See "Shareholder Services--Fee-Based Programs" on page 46.

(f) The CDSC may be waived in connection with certain fee-based programs. See "Shareholder Services--Fee-Based Programs" on page 46.

(g) Applies only to redemptions made within one year of purchase. See "Redemption of Shares" on page 44.

(h) See "Management of the Fund--Management and Advisory Arrangements" on page
    32.

(i) See "Purchase of Shares--Distribution Plans" on page 41.

(j) See "Management of the Fund--Transfer Agency Services" on page 34.

(k) For the fiscal year ended November 30, 1996, Merrill Lynch Asset Management, L.P. ("MLAM" or the "Manager") voluntarily waived its entire management fee and voluntarily reimbursed the Fund for a portion of other expenses (excluding Rule 12b-1 fees). Total Fund Operating Expenses in the Fee Table above have been restated to assume the absence of any such waiver of fees or reimbursement of expenses because the Manager may discontinue or reduce such waiver of fees or reimbursement of expenses at any time without notice. For the fiscal year ended November 30, 1996, the Manager waived management fees and reimbursed expenses totaling 4.37% for Class A shares, 4.40% for Class B shares, 4.41% for Class C shares, and 4.36% for Class D shares after which Total Fund Operating Expenses were .47% for Class A shares, 1.50% for Class B shares, 1.50% for Class C shares and .72% for Class D shares.

EXAMPLE:

                                                   CUMULATIVE EXPENSES PAID
                                                      FOR THE PERIOD OF:
                                                -------------------------------
                                                1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                ------ ------- ------- --------
An investor would pay the following expenses
 on a $1,000 investment including, the maximum
 $52.50 initial sales charge (Class A and
 Class D shares only) and assuming (1) the To-
 tal Fund Operating Expenses for each class
 set forth on page 3, (2) a 5% annual return
 throughout the periods and (3) redemption at
 the end of the period (including any applica-
 ble CDSC for Class B and Class C shares):
  Class A.....................................   $117*  $190    $283     $515
  Class B.....................................   $119*  $195    $288     $551**
  Class C.....................................   $ 89*  $175    $289     $565
  Class D.....................................   $120*  $197    $293     $532
An investor would pay the following expenses
 on the same assuming no redemption at the end
 of the period:
  Class A.....................................   $ 98   $190    $283     $515
  Class B.....................................   $ 59   $175    $288     $551**
  Class C.....................................   $ 59   $175    $289     $565
  Class D.....................................   $101   $197    $293     $532

--------
 * Reflects the 2.0% redemption fee payable to the Fund charged on redemptions made within one year of purchase.
** Assumes conversion to Class D shares approximately eight years after purchase.

  The foregoing Fee Table is intended to assist investors in understanding the costs and expenses that a shareholder in the Fund will bear directly or indirectly. The Example set forth above assumes reinvestment of all dividends and distributions and utilizes a 5% annual rate of return as mandated by Commission regulations. The Example should not be considered a representation of past or future expenses or annual rates of return, and actual expenses or annual rates of return may be more or less than those assumed for purposes of the Example. Class B and Class C shareholders who hold their shares for an extended period of time may pay more in Rule 12b-1 distribution fees than the economic equivalent of the maximum front-end sales charges permitted under the Conduct Rules of the National Association of Securities Dealers, Inc. (the "NASD"). Merrill Lynch may charge its customers a processing fee (presently $4.85, but as of May 1, 1997, $5.35) for confirming purchases and repurchases. Purchases and redemptions made directly through the Transfer Agent are not subject to the processing fee. See "Purchase of Shares" and "Redemption of Shares."

                               PROSPECTUS SUMMARY

  The following summary is qualified in its entirety by reference to the more detailed information included elsewhere in this Prospectus and in the Statement of Additional Information.

THE FUND

  Merrill Lynch Middle East/Africa Fund, Inc. (the "Fund") is a non-diversified, open-end management investment company investing primarily in equity and debt securities of corporate and governmental issuers in countries located in the Middle East and Africa ("Middle Eastern/African countries").

INVESTMENT OBJECTIVE AND POLICIES

  The investment objective of the Fund is to seek long-term capital appreciation by investing primarily in equity and debt securities of corporate and governmental issuers in Middle Eastern/African countries. For purposes of its investment objective, the Fund may invest in the securities of issuers in all countries in the Middle East and Africa. The Fund currently expects to emphasize investments in the securities of issuers in Botswana, Ghana, Morocco, South Africa, Turkey, Israel, Jordan and Zimbabwe, although the Fund is not required to invest in securities of issuers located in the aforementioned markets. Under normal market conditions, at least 65% of the Fund's total assets will be invested in equity or debt securities of corporate and governmental issuers in Middle Eastern/African countries. For purposes of the Fund's investment objective and policies, the term "Middle Eastern countries" includes, but is not limited to: Israel, Jordan, Egypt, Syria, Lebanon, Turkey, Saudi Arabia, Iraq, Iran, Libya, Kuwait, Qatar, Bahrain, Yemen, Oman and the United Arab Emirates, and the term "African countries" includes all countries generally considered as part of the African continent. There can be no assurance that the investment objective of the Fund will be realized. See "Investment Objective and Policies."

  The Fund is authorized to employ a variety of derivative investments and techniques to hedge against market and currency risks, although at the present time suitable hedging instruments may not be available with respect to securities of companies or governments in Middle Eastern/African countries at all or on a timely basis and on acceptable terms. Furthermore, even if hedging techniques are available, the Fund only will engage in hedging activities from time to time and may not necessarily be engaging in hedging activities when market or currency movements occur. There are certain risks associated with the use of futures and options to hedge investment portfolios. See Appendix A to this Prospectus--"Futures, Options and Forward Foreign Exchange Transactions-- Risk Factors in Futures, Options and Currency Transactions." Also, the Fund may invest in certain derivative instruments, such as indexed and inverse securities, to enhance its return. See "Investment Objective and Policies-- Description of Certain Investments--Indexed and Inverse Securities."

RISK FACTORS AND SPECIAL CONSIDERATIONS

  Investment in securities of Middle Eastern/African issuers involves risks and special considerations not typically associated with investment in securities of U.S. issuers, including the risks associated with international investing generally, such as currency fluctuations; the risks of investing in countries with smaller capital markets, such as limited liquidity, price volatility and restrictions on foreign investment; and the risks associated with emerging economies of developing countries, including significant political and social uncertainties, government involvement in the economies, the possibility of asset expropriation or confiscatory levels of taxation, reliance upon exports of primary commodities and different legal systems from the United States. See "Risk Factors and Special Considerations."

  The Fund has not established any rating criteria for the debt securities in which it may invest and such securities may not be rated at all for creditworthiness. Securities rated in the medium to low rating categories of nationally recognized statistical rating organizations and unrated securities of comparable quality (commonly referred to as "junk bonds") are speculative and generally involve greater volatility of price than securities in higher rating categories. Also, the Fund may invest in debt securities of corporate or governmental issuers that are in default. See "Risk Factors and Special Considerations."

THE MANAGER

  MLAM, which is owned and controlled by Merrill Lynch & Co., Inc. ("ML & Co."), acts as the manager for the Fund and provides the Fund with management services. The Manager or its affiliate, Fund Asset Management, L.P. ("FAM"), acts as the investment adviser for over 130 registered investment companies. The Manager and FAM also offer portfolio management and portfolio analysis services to individuals and institutions. As of February 28, 1997, the Manager and FAM had a total of approximately $248.2 billion in investment company and other portfolio assets under management, including accounts of certain affiliates of the Manager. See "Management of the Fund--Management and Advisory Arrangements."

PURCHASE AND REDEMPTION OF SHARES

  Shares of the Fund may be purchased at a price equal to the next determined net asset value per share, plus a sales charge which, at the election of the purchaser, may be imposed (i) in the case of Class A or Class D shares, at the time of the purchase or (ii) in the case of Class B or Class C shares, on a deferred basis. Class D shares pay an ongoing account maintenance fee, and Class B and Class C shares pay ongoing account maintenance and distribution fees. See "Purchase of Shares."

  Shareholders may redeem their shares at any time at the next determined net asset value, except that the redemption price for shares redeemed during the first year after purchase will be subject to the redemption fee discussed below, Class B shares may be subject to a CDSC on shares redeemed within four years of purchase and Class C shares may be subject to a CDSC on shares redeemed within one year of purchase. See "Redemption of Shares."

  The Fund is designed for long-term investors. To discourage short-term trading in shares of the Fund, shares redeemed within 12 months of purchase are subject to a redemption fee of 2.0% of the net asset value of the shares being redeemed. The redemption fee is retained by the Fund and may be used to cover the costs of liquidating portfolio securities.

DIVIDENDS AND DISTRIBUTIONS

  It is the Fund's intention to distribute substantially all of its net investment income. Dividends from such net investment income are paid at least annually. All net realized long-term and short-term capital gains, if any, will be distributed to the Fund's shareholders at least annually. See "Additional Information--Dividends and Distributions."

DETERMINATION OF NET ASSET VALUE

  The net asset value of the Fund is determined by the Manager once daily, 15 minutes after the close of business on the New York Stock Exchange (the "NYSE") (generally, 4:00 p.m., New York time), on each day during which the NYSE is open for trading. See "Additional Information--Determination of Net Asset Value."

                    MERRILL LYNCH SELECT PRICING SM SYSTEM

  The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. The shares of each class may be purchased at a price equal to the next determined net asset value per share, subject to the sales charges and ongoing fee arrangements described below. Shares of Class A and Class D are sold to investors choosing the initial sales charge alternatives, and shares of Class B and Class C are sold to investors choosing the deferred sales charge alternatives. The Merrill Lynch Select Pricing SM System is used by more than 50 registered investment companies advised by MLAM or its affiliate, FAM. Funds advised by MLAM or FAM that use the Merrill Lynch Select Pricing SM System are referred to herein as "MLAM-advised mutual funds."

  Each Class A, Class B, Class C or Class D share of the Fund represents an identical interest in the investment portfolio of the Fund and has the same rights, except that Class B, Class C and Class D shares bear the expenses of the ongoing account maintenance fees and Class B and Class C shares bear the expenses of the ongoing distribution fees and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. The CDSCs, distribution and account maintenance fees that are imposed on Class B and Class C shares, as well as the account maintenance fees that are imposed on Class D shares, are imposed directly against those classes and not against all assets of the Fund and accordingly such charges will not affect the net asset value of any other class or have any impact on investors choosing another sales charge option. Dividends paid by the Fund for each class of shares are calculated in the same manner at the same time and differ only to the extent that account maintenance and distribution fees and any incremental transfer agency costs relating to a particular class are borne exclusively by that class.

  Investors should understand that the purpose and function of the initial sales charges with respect to the Class A and Class D shares are the same as those of the deferred sales charges and distribution fees with respect to the Class B and Class C shares in that the sales charges and distribution fees applicable to each class provide for the financing of the distribution of the shares of the Fund. The distribution-related revenues paid with respect to a class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares.

  The following table sets forth a summary of the distribution arrangements for each class of shares under the Merrill Lynch Select Pricing SM System, followed by a more detailed description of each class and a discussion of the factors that investors should consider in determining the method of purchasing shares under the Merrill Lynch Select Pricing SM System that the investor believes is most beneficial under his or her particular circumstances. More detailed information as to each class of shares is set forth under "Purchase of Shares."


                                         ACCOUNT
                                       MAINTENANCE DISTRIBUTION       CONVERSION
 CLASS     SALES CHARGE(/1/)(/6/)          FEE         FEE             FEATURE
--------------------------------------------------------------------------------------
  A         Maximum 5.25% initial          No           No                No
           sales charge(/2/)(/3/)
--------------------------------------------------------------------------------------
  B        CDSC for a period of 4         0.25%       0.75%      B shares convert to
       years, at a rate of 4.0% during                          D shares automatically
       the first year, decreasing 1.0%                           after approximately
            annually to 0.0%(/4/)                                  eight years(/5/)
--------------------------------------------------------------------------------------
  C      1.0% CDSC for one year(/7/)      0.25%       0.75%               No
--------------------------------------------------------------------------------------
  D      Maximum 5.25% initial sales      0.25%         No                No
                 charge(/3/)

--------
(1) Initial sales charges are imposed at the time of purchase as a percentage of the offering price. CDSCs are imposed if the redemption occurs within the applicable CDSC time period. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed.

(2) Offered only to eligible investors. See "Purchase of Shares--Initial Sales Charge Alternatives--Class A and Class D Shares--Eligible Class A Investors."

(3) Reduced for purchases of $25,000 or more, and waived for purchases of Class A shares in connection with certain fee-based programs. Class A and Class D share purchases of $1,000,000 or more will not be subject to an initial sales charge but instead may be subject to a 1.0% CDSC for one year. Such CDSC may be waived in connection with certain fee-based programs. See "Class A" and "Class D" below.

(4) The CDSC may be modified in connection with certain fee-based programs.

(5) The conversion period for dividend reinvestment shares and certain fee-based programs may be modified.

(6) Shares of each class redeemed within 12 months of purchase are subject to a redemption fee of 2.0% of the net asset value of shares being redeemed. See "Redemption of Shares."

(7) The CDSC may be waived in connection with certain fee-based programs.

Class A:

    Class A shares incur an initial sales charge when they are purchased and bear no ongoing distribution or account maintenance fees. Class A shares of the Fund are offered to a limited group of investors and also will be issued upon reinvestment of dividends on outstanding Class A shares of the Fund. Eligible investors include participants in certain fee-based programs. In addition, Class A shares of the Fund will be offered at net asset value to ML & Co. and its subsidiaries (the term "subsidiaries," when used herein with respect to ML & Co., includes MLAM, FAM and certain other entities directly or indirectly wholly-owned and controlled by ML & Co.) and their directors and employees and to members of the Boards of MLAM-advised mutual funds. The maximum initial sales charge is 5.25%, which is reduced for purchases of $25,000 and over, and waived for purchases of Class A shares in connection with certain fee-based programs. Purchases of $1,000,000 or more may not be subject to an initial sales charge but if the initial sales charge is waived, such shares may be subject to a 1.0% CDSC if the shares are redeemed within one year after purchase. Such CDSC may be waived in connection with certain fee-based programs. Sales charges also are reduced under a right of accumulation that takes into account the investor's holdings of all classes of all MLAM-advised mutual funds. See "Purchase of Shares--Initial Sales Charge Alternatives--Class A and Class D Shares."

Class B:

    Class B shares do not incur a sales charge when they are purchased, but they are subject to an ongoing account maintenance fee of 0.25% and an ongoing distribution fee of 0.75%, of the Fund's average net assets attributable to the Class B shares and a CDSC if they are redeemed within four years of purchase. Such CDSC may be modified in connection with certain fee-based programs. Approximately eight years after issuance, Class B shares will convert automatically into Class D shares of the Fund, which are subject to an account maintenance fee but no distribution fee. Automatic conversion of Class B shares into Class D shares will occur at least once each month on the basis of the relative net asset values of the shares of the two classes on the conversion date, without the imposition of any sales load, fee or other charge. Conversion of Class B shares to Class D shares will not be deemed a purchase or sale of the shares for Federal income tax purposes. Shares purchased through reinvestment of dividends on Class B shares also will convert automatically to Class D shares. The conversion period for dividend reinvestment shares, and the conversion and holding periods for certain retirement plans, are modified as described under "Purchase of Shares--Deferred Sales Charge Alternatives--Class B and Class C Shares-- Conversion of Class B Shares to Class D Shares."

Class C: Class C shares do not incur a sales charge when they are purchased, but they are subject to an ongoing account maintenance fee of 0.25% and an ongoing distribution fee of 0.75% of the Fund's average net assets attributable to Class C shares. Class C shares also are subject to a CDSC of 1.0% if they are redeemed within one year of purchase. Such CDSC may be waived in connection with certain fee-based programs. Although Class C shares are subject to a CDSC for only one year (as compared to four years for Class B), Class C shares have no conversion feature and, accordingly, an investor that purchases Class C shares will be subject to distribution fees that will be imposed on Class C shares for an indefinite period subject to annual approval by the Fund's Board of Directors and regulatory limitations.

Class D: Class D shares incur an initial sales charge when they are purchased and are subject to an ongoing account maintenance fee of 0.25% of the Fund's average net assets attributable to Class D shares. Class D shares are not subject to an ongoing distribution fee or any CDSC when they are redeemed. The maximum initial sales charge is 5.25%, which is reduced for purchases of $25,000 and over. Purchases of $1,000,000 or more may not be subject to an initial sales charge but if the initial sales charge is waived, such purchases may be subject to a 1.0% CDSC if the shares are redeemed within one year after purchase. Such CDSC may be waived in connection with certain fee-based programs. The schedule of initial sales charges and reductions for the Class D shares is the same as the schedule for Class A shares, except that there is no waiver for purchases in connection with certain fee-based programs. Class D shares also will be issued upon conversion of Class B shares as described above under "Class B." See "Purchase of Shares--Initial Sales Charge Alternatives--Class A and Class D Shares."

  The following is a discussion of the factors that investors should consider in determining the method of purchasing shares under the Merrill Lynch Select PricingSM System that the investor believes is most beneficial under his or her particular circumstances.

  Initial Sales Charge Alternatives. Investors who prefer an initial sales charge alternative may elect to purchase Class D shares or, if an eligible investor, Class A shares. Investors choosing the initial sales charge alternative who are eligible to purchase Class A shares should purchase Class A shares rather than Class D shares because there is an account maintenance fee imposed on Class D shares. Investors qualifying for significantly reduced initial sales charges may find the initial sales charge alternative particularly attractive because similar sales charge reductions are not available with respect to the CDSCs imposed in connection with purchases of Class B or Class C shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time also may decide to purchase Class A or Class D shares, because over time the accumulated ongoing account maintenance and distribution fees on Class B or Class C shares may exceed the initial sales charge and, in the case of Class D shares, the account maintenance fee. Although some investors that previously purchased Class A shares may no longer be eligible to purchase Class A shares of other MLAM-advised mutual funds, those previously purchased Class A shares, together with Class B, Class C and Class D share holdings will count toward a right of accumulation which may qualify the investor for reduced initial sales charges on new initial sales charge purchases. In addition, the ongoing Class B and Class C account maintenance and distribution fees will cause Class B and Class C shares to have higher expense ratios, pay lower dividends and have lower total returns than the initial sales charge shares. The ongoing Class D account maintenance fees will cause Class D shares to have a higher expense ratio, pay lower dividends and have a lower total return than Class A shares.

  Deferred Sales Charge Alternatives. Because no initial sales charges are deducted at the time of purchase, Class B and Class C shares provide the benefit of putting all of the investor's dollars to work from the time the investment is made. The deferred sales charge alternatives may be particularly appealing to investors who do not qualify for a reduction in initial sales charges. Both Class B and Class C shares are subject to ongoing account maintenance fees and distribution fees; however, the ongoing account maintenance and distribution fees potentially may be offset to the extent any return is realized on the additional funds initially invested in Class B or Class C shares. In addition, Class B shares will be converted into Class D shares of the Fund after a conversion period of approximately eight years, and thereafter investors will be subject to lower ongoing fees.

  Certain investors may elect to purchase Class B shares if they determine it to be most advantageous to have all of their funds invested initially and intend to hold their shares for an extended period of time. Investors in Class B shares should take into account whether they intend to redeem their shares within the CDSC period and, if not, whether they intend to remain invested until the end of the conversion period and thereby take advantage of the reduction in ongoing fees resulting from the conversion into Class D shares. Other investors, however, may elect to purchase Class C shares if they determine that it is advantageous to have all of their assets invested initially and they are uncertain as to the length of time they intend to hold their assets in MLAM-advised mutual funds. Although Class C shareholders are subject to a shorter CDSC period at a lower rate, they forgo the Class B conversion feature, making their investment subject to account maintenance and distribution fees for an indefinite period of time. In addition, while both Class B and Class C distribution fees are subject to the limitations on asset-based sales charges imposed by the NASD, the Class B distribution fees are further limited under a voluntary waiver of asset-based sales charges. See "Purchase of Shares--Distribution Plans--Limitations on the Payment of Deferred Sales Charges."

                    RISK FACTORS AND SPECIAL CONSIDERATIONS

GENERAL

  Because the Fund invests primarily in securities of issuers in Middle Eastern/African countries, an investor in the Fund should be aware of certain risk factors and special considerations relating not only to investing in the economies of Middle Eastern/African countries, but also, more generally, to international investing and investing in smaller, emerging capital markets, each of which may involve risks which are not typically associated with investments in securities of U.S. issuers. Consequently, the Fund should be considered as a means of diversifying an investment portfolio and not in itself a balanced investment program.

INVESTING ON AN INTERNATIONAL BASIS

  Investing on an international basis involves certain risks not involved in domestic investments, including fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. Securities prices in different countries are subject to different economic, financial, political and social factors. Since the Fund invests heavily in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the value of securities in the portfolio and the unrealized appreciation or depreciation of investments. Currencies of certain Middle Eastern/African countries may be volatile and therefore may affect the value of securities denominated in such currencies. In addition, with respect to certain foreign countries, there is the possibility of expropriation of assets, confiscatory taxation, difficulty in obtaining or enforcing a court judgment, economic, political or social instability or diplomatic developments which could affect investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. Certain foreign investments also may be subject to foreign withholding taxes. These risks often are heightened for investments in smaller, emerging capital markets, such as those in Middle Eastern/African countries.

  Most of the securities held by the Fund are not registered with the Commission, nor are the issuers thereof subject to the reporting requirements of such agency. Accordingly, there may be less publicly available information about a foreign issuer than about a U.S. issuer and such foreign issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those of U.S. issuers. As a result, traditional investment measurements, such as price/earnings ratios, as used in the United States, may not be applicable to certain smaller, emerging foreign capital markets. Foreign issuers, and issuers in smaller, emerging capital markets in particular, generally are not subject to uniform accounting, auditing and financial reporting standards or to practices and requirements comparable to those applicable to domestic issuers.

  Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems or the risk of intermediary counter party failures could cause the Fund to miss investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result either in losses to the Fund due to subsequent declines in the value of such portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

  There generally is less governmental supervision and regulation of exchanges, brokers and issuers in foreign countries than there is in the United States. For example, there may be no comparable provisions under certain foreign laws to insider trading and similar investor protection securities laws that apply with respect to securities transactions consummated in the United States. Further, brokerage commissions and other transaction costs on foreign securities exchanges generally are higher than in the United States.

  The Fund may purchase sponsored or unsponsored American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") (collectively, "Depositary Receipts") or other securities convertible into securities of foreign issuers. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the securities underlying unsponsored Depositary Receipts are not obligated to disclose material information in the United States, and therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. Depositary Receipts also involve the risks of other investments in foreign securities, as discussed above.

RISKS RELATING TO INVESTMENT IN MIDDLE EASTERN/AFRICAN COUNTRIES

  Certain of the risks associated with international investments are heightened for investments in Middle Eastern/African countries. Investment in the securities of Middle Eastern/African issuers may increase the volatility of the Fund's net asset value. The securities markets of Middle Eastern/African countries are significantly smaller than the U.S. securities markets and have substantially less trading volume, resulting in a lack of liquidity with high price volatility. Certain markets are in only the earliest stages of development. There also may be a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Brokers in Middle Eastern/African countries typically are fewer in number and less capitalized than brokers in the United States. The Fund may not invest more than 25% of its total assets in the sovereign debt securities of any particular Middle Eastern/African country. These factors, combined with other U.S. regulatory requirements for open-end investment companies and the restrictions on foreign investment discussed below, result in potentially fewer investment opportunities for the Fund, limit the degree to which the Fund may diversify among securities, industries and countries and may have an adverse impact on the investment performance of the Fund.

  Emerging economies present certain risks that do not exist in more established economies; especially significant are the political and social uncertainties that exist for many of the Middle Eastern/African countries. Many of the Middle Eastern/African countries may be subject to a greater degree of economic, political and social instability than is the case in the United States and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision-making, including changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions;

(iii) internal insurgencies and terrorist activities; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection. Such economic, political and social instability could severely disrupt the principal financial markets in which the Fund invests and could adversely affect the value of the Fund's assets. For example, South Africa currently is undergoing the drastic political transformation from a system of apartheid to one of racial equality and democracy. South Africa is now led by a national unity government primarily comprised of three partners: the African National Congress, the National Party and the Inkatha Freedom Party. In the spring of 1994, Nelson Mandela, the leader of the dominant party in the government, the African National Congress, became South Africa's first black president in the country's first all-race elections. The abolition of apartheid eliminated controversial racial legislation and led to the lifting of economic sanctions, both of which had burdened South Africa's political climate and economic structure. Many problems still persist, however, among them the lingering economic disparity between the black and white populations, as white citizens continue to hold a greatly disproportionate portion of the country's wealth. Other difficulties that continue to beset South Africa include a high rate of unemployment, labor unrest and ongoing racial tensions. Although the repeal of economic sanctions and the government's institution of a reconstruction and development program have fostered current growth, the persistence of the aforementioned difficulties cast doubt on its sustainability. As another example, Islamic militants have grown in number in a few Middle Eastern countries, and Iran has been ruled by Islamic fundamentalists since 1979. If these militants gain strength, they may present a challenge to openness to foreign investment. In addition, some of these movements may have destabilizing effects because they espouse violence and anti-Western sentiments as a means to achieving their goals, and have denounced efforts to resolve the Arab-Israeli conflict. If such groups were to gain control of the governments of any other Middle Eastern countries, the resulting economic, political and social changes could have an adverse effect on the Fund's investments in such countries.

  In addition, in certain Middle Eastern/African countries there may be the possibility of asset expropriations or future confiscatory levels of taxation affecting the Fund. In the event of expropriation, nationalization or other confiscation, the Fund may not be fairly compensated for any losses and could lose its entire investment in the country involved. Actions of the governments of Middle Eastern/African countries in the future could have a significant effect on local economies, which could adversely affect private sector companies, market conditions and the prices and yields of securities in the Fund's portfolio.

  Certain economies in Middle Eastern/African countries depend to a significant degree upon exports of primary commodities such as gold, silver, copper, diamonds and oil and, therefore, are vulnerable to changes in commodity prices which, in turn, may be affected by a variety of factors. In addition, governments of many Middle Eastern/African countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In certain cases, the government owns or controls many companies, including the largest in the country. Accordingly, governmental actions in the future could have a significant effect on economic conditions in Middle Eastern/African countries, which could affect private sector companies and the Fund, as well as the value of securities in the Fund's portfolio.

  The legal systems in certain Middle Eastern/African countries also may have an adverse impact on the Fund. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation generally is limited to the amount of the shareholder's investment, the notion of limited liability is less clear in certain Middle Eastern/African countries. The Fund, therefore, may be liable in certain Middle Eastern/African countries for the acts of a corporation in which it invests for an amount greater than the Fund's actual investment in such corporation. Similarly, the rights of investors in Middle Eastern/African issuers may be more limited than those of shareholders of U.S. corporations. It may be difficult or impossible to obtain and/or enforce a judgment in a Middle Eastern/African country.

  Certain of the risks associated with international investment and investment in smaller, emerging capital markets are heightened for investment in Middle Eastern/African countries. For example, some of the currencies of Middle Eastern/African countries have experienced devaluation relative to the U.S. dollar and major adjustments have been made periodically in certain of such currencies. Certain Middle Eastern/African countries face serious exchange constraints.

  In addition to the relative lack of publicly available information about Middle Eastern/African issuers and the possibility that such issuers may not be subject to the same accounting, auditing and financial reporting standards as U.S. issuers, inflation accounting rules in some Middle Eastern/African countries require, for issuers that keep accounting records in the local currency, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting indirectly may generate losses or profits for certain Middle Eastern/African issuers.

  As a result, management of the Fund may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular Middle Eastern/African country. The Fund may invest in countries in which foreign investors, including management of the Fund, have had no or limited prior experience.

RESTRICTIONS ON FOREIGN INVESTMENT

  Some Middle Eastern/African countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as the Fund. As illustrations, certain countries may require governmental approval prior to investment by foreign persons or limit the amount of investment by foreign persons in a particular issuer or limit the investment by foreign persons to only a specific class of securities of an issuer which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. There can be no assurance that the Fund will be able to obtain required governmental approvals in a timely manner. In addition, changes to restrictions on foreign ownership of securities subsequent to the Fund's purchase of such securities may have an adverse effect on the value of such securities. Certain countries may restrict investment opportunities in issuers or industries deemed important to national interests.

  The manner in which foreign investors may invest in companies in certain countries, as well as limitations on such investments, may have an adverse impact on the operations of the Fund. For example, the Fund may be required in certain of such countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of the Fund. Re-registration in some instances may not be able to occur on a timely basis, resulting in a delay during which the Fund may be denied certain of its rights as an investor, including rights as to dividends or to be made aware of certain corporate actions.

There also may be instances where the Fund places a purchase order but is subsequently informed, at the time of re-registration, that the permissible allocation of the investment to foreign investors has been filled, depriving the Fund of the ability to make its desired investment at that time. There also may be a credit risk involved if the Fund invests in securities of issuers in certain Middle Eastern/African countries where pursuant to market practice, local law or exchange requirement or the terms of the specific securities transaction itself, the Fund is required to make a cash payment to an issuer, or its agent, prior to the delivery of the securities. In these circumstances, there can be no guarantee that the Fund actually will receive the full amount of the securities expected to be allocated to the Fund, or that the Fund will be able to retrieve its cash payment in the event that the issuer, or its agent, defaults in its obligation to deliver the securities.

  Substantial limitations may exist in certain countries with respect to the Fund's ability to repatriate investment income, capital or proceeds of sales of securities by foreign investors. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investment. Securities which are subject to material legal restrictions on repatriation of assets will be considered illiquid securities by the Fund and subject to the limitations on illiquid investments discussed in this Prospectus. See "Illiquid Securities" on page 19 and "Investment Objective and Policies--Description of Certain Investments--Illiquid Securities" on page 25.

  A number of Middle Eastern/African countries have authorized the formation of closed-end investment companies to facilitate indirect foreign investment in their capital markets. There also are investment opportunities in certain of such countries in pooled vehicles that resemble open-end investment companies. Under the Investment Company Act of 1940, as amended (The "Investment Company Act") the Fund may invest up to 10% of its total assets in shares of other investment companies and up to 5% of its total assets in any one investment company, provided that the investment does not represent more than 3% of the voting stock of the related acquired investment company. This restriction on investments in securities of investment companies may limit opportunities for the Fund to invest indirectly in certain Middle Eastern/African countries. Shares of certain investment companies at times may be acquired only at market prices representing premiums to their net asset values. If the Fund acquires shares of investment companies or of venture capital funds, shareholders would bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of such investment companies or venture capital funds. The Fund also may seek, at its own cost, to create its own investment entities under the laws of certain Middle Eastern/African countries.

  In some countries, banks or other financial institutions may constitute a substantial number of the leading companies or companies with the most actively traded securities. The Investment Company Act limits the Fund's ability to invest in any equity security of an issuer which, in its most recent fiscal year, derived more than 15% of its revenues from "securities related activities," as defined by the rules thereunder. Since banks may engage in such activities in many countries, the Fund's ability to invest in such banks may be limited. The provisions of the Investment Company Act also may restrict the Fund's investments in certain foreign banks and other financial institutions.

SOVEREIGN DEBT

  Certain developing countries are especially large debtors to commercial banks and foreign governments. Investment in debt obligations ("sovereign debt") issued or guaranteed by developing countries or their agencies, political subdivisions and instrumentalities ("governmental entities") involves a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or pay the interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and pay interest when due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities also may be dependent on expected disbursements from foreign governments, multinational agencies and others abroad to reduce principal and interest arrearage on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or pay interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which further may impair such debtor's ability or willingness to service timely its debts. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt securities, including the Fund, may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which a governmental entity has defaulted may be collected in whole or in part.

  Certain of the sovereign debt securities in which the Fund may invest involve great risk and are deemed to be the equivalent in terms of quality to high yield/high risk securities discussed below and are subject to many of the same risks as such securities. In addition, the Fund's investments in non-dollar denominated sovereign debt securities are subject to foreign currency risks. Also, the Fund's investments in dollar denominated sovereign debt securities are subject to the risk that the issuer may be unable to obtain, on favorable terms, dollars to service its interest payments and principal repayments thereon. Similarly, the Fund may have difficulty disposing of certain sovereign debt securities because there may be a thin trading market for such securities. The Fund may not invest more than 25% of its total assets in the sovereign debt securities of any particular Middle Eastern/African country.

  The Fund also may invest in debt securities of supranational entities. These entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank") and the African Development Bank. The obligations of supranational entities are guaranteed only by the related supranational entity and are not backed by the credit of any government. The governmental members, or "stockholders," usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings. It is possible that any such governmental member or stockholder, for economic or political reasons, may refuse to satisfy its commitment if additional capital contributions are required.

NO RATING CRITERIA FOR DEBT SECURITIES

  The Fund has not established any rating criteria for the debt securities in which it may invest and such securities may not be rated at all for creditworthiness. Securities rated in the medium to low rating categories of nationally recognized statistical rating organizations, such as Standard & Poor's Ratings Services ("S&P") and Moody's Investors Service, Inc. ("Moody's"), and unrated securities of comparable quality (such lower rated and unrated securities are referred to herein as "high yield/high risk securities" or "junk bonds") are speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve a greater volatility of price than securities in higher rating categories. See Appendix B to this Prospectus--"Ratings of Debt Securities and Preferred Stock" on page 61. In purchasing such securities, the Fund will rely on the Manager's judgment, analysis and experience in evaluating the creditworthiness of an issuer of such securities. The Manager will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters. The Fund may invest in debt securities of corporate or governmental issuers that are in default as discussed below under "Distressed Securities."

  The market values of high yield/high risk securities, or "junk bonds," tend to reflect individual issuer developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Issuers of high yield/high risk securities may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of high yield/high risk securities may be more likely to experience financial stress, especially if such issuers are highly leveraged. During such periods, service of debt obligations also may be adversely affected by specific issuer developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of high yield/high risk securities because such securities may be unsecured and may be subordinated to other creditors of the issuer.

  High yield/high risk securities may have call or redemption features which would permit an issuer to repurchase the securities from the Fund. If a call were exercised by the issuer during a period of declining interest rates, the Fund likely would have to replace such called securities with lower yielding securities, thus decreasing the net investment income to the Fund and dividends to shareholders.

  The Fund may have difficulty disposing of certain high yield/high risk securities, or "junk bonds," because there may be a thin trading market for such securities. To the extent that a secondary trading market for high yield/high risk securities does exist, it generally is not as liquid as the secondary market for higher rated securities. Reduced secondary market liquidity may have an adverse impact on market price and the Fund's ability to dispose of particular issues when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain high yield/high risk securities also may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund's portfolio. Market quotations generally are available on many high yield/high risk securities only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. The Fund's Directors, or the Manager will consider carefully the factors affecting the market for high yield/high risk, lower rated securities in determining whether any particular security is liquid or illiquid and whether current market quotations readily are available.

  Adverse publicity and investor perceptions, which may not be based on fundamental analysis, also may decrease the value and liquidity of high yield/high risk securities, particularly in a thinly traded market. Factors adversely affecting the market value of high yield/high risk securities are likely to affect adversely the Fund's net asset value. In addition, the Fund may incur additional expenses to the extent it is required to seek recovery upon a default on a portfolio holding or participate in the restructuring of the obligations.

DISTRESSED SECURITIES

  The Fund may invest in debt securities of corporate or governmental issuers that are in default as to repayment of principal and/or payment of interest at the time of acquisition by the Fund ("Distressed Securities"). Investment in Distressed Securities is speculative and involves significant risk. The Fund only will make such investments when the Manager believes it is reasonably likely that the issuer of the securities will make an exchange offer or will be the subject of a plan of reorganization, such as the rescheduling or other restructuring of debt by a corporate or governmental issuer. There can be no assurance that such an exchange offer will be made or that such a plan of reorganization will be adopted. In addition, a significant period of time may pass between the time at which the Fund makes its investment in Distressed Securities and the time that any such exchange offer or plan of reorganization is completed. During this period, it is unlikely that the Fund will receive any interest payments on the Distressed Securities, the Fund will be subject to significant uncertainty as to whether or not the exchange offer or plan of reorganization will be completed, and the Fund may be required to bear certain expenses to protect its interest in the course of negotiations surrounding any potential exchange offer or plan of reorganization. In addition, even if an exchange offer is made or a plan of reorganization is adopted with respect to Distressed Securities held by the Fund, there can be no assurance that the securities or other assets received by the Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than anticipated when the investment was made. Moreover, any securities received by the Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of the Fund's participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of Distressed Securities, the Fund may be precluded from disposing of such securities.

DERIVATIVE INVESTMENTS

  In order to seek to hedge various portfolio positions or to enhance its return, the Fund may invest in certain instruments which may be characterized as derivatives. These investments include various types of options transactions, futures and options thereon and currency transactions. Such investments also may consist of indexed securities, including inverse securities. The Fund has express limitations on the percentage of its assets that may be committed to certain of such investments. Other of such investments have no express quantitative limitations, although they may be made solely for hedging purposes, not for speculation, and may in some cases require limitations as to the type of permissible counter-party to the transaction. Investments in indexed securities, including inverse securities, subject the Fund to the risks associated with changes in the particular indices, which may include reduced or eliminated interest payments and losses of invested principal. Options transactions involve the potential loss of the opportunity to profit from any price increase in the underlying security above the option exercise price or the potential loss of the premium paid for an option. Similarly, utilization of futures and options thereon and currency transactions involves the risk of imperfect correlation in movements in the price of futures, options or currency hedge and movements in the price of the securities or currency which are the subject of the hedge. For a further discussion of the risks associated with these investments, see "Investment Objective and Policies--Description of Certain Investments--Indexed and Inverse Securities" on page 26, "--Other Investment Policies and Practices--Portfolio Strategies Involving Futures, Options and Forward Foreign Exchange Transactions" on page 27 and Appendix A to this Prospectus--"Futures, Options and Forward Foreign Exchange Transactions" on page 55.

BORROWING

  The Fund may borrow up to 33 1/3% of its total assets, taken at market value, but only from banks as a temporary measure for extraordinary or emergency purposes, including to meet redemptions (so as not to force the Fund to liquidate securities at a disadvantageous time) or to settle securities transactions. The Fund will not purchase securities while borrowings exceed 5% of its total assets, except (a) to honor prior commitments or (b) to exercise subscription rights when outstanding borrowings have been obtained exclusively for settlements of other securities transactions. The purchase of securities while borrowings are outstanding will have the effect of leveraging the Fund. Such leveraging increases the Fund's exposure to capital risk, and borrowed funds are subject to interest costs which will reduce net income.

ILLIQUID SECURITIES

  The Fund may invest up to 15% of its total assets in securities that lack an established secondary trading market or otherwise are considered illiquid. Liquidity of a security relates to the ability to dispose easily of the security and the price to be obtained upon disposition of the security, which may be less than a comparable more liquid security. Investment of the Fund's assets in illiquid securities may restrict the ability of the Fund to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute in situations in which the Fund's operations require cash, such as when the Fund redeems shares or pays dividends, and could result in the Fund borrowing to meet short-term cash requirements or incurring capital losses on the sale of illiquid investments. Further, issuers whose securities are not publicly traded are not subject to the disclosure and other investor protection requirements which would be applicable if their securities were publicly traded. Illiquid sovereign debt securities and corporate fixed income and equity securities may trade at a discount from comparable, more liquid investments. In making investments in such securities, the Fund may obtain access to material nonpublic information which may restrict the Fund's ability to conduct portfolio transactions in such securities. In addition, the Fund may invest in privately placed securities which may or may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. See "Investment Objective and Policies--Description of Certain Investments--Illiquid Securities" on page 25.

WITHHOLDING AND OTHER TAXES

  Income and capital gains on securities held by the Fund may be subject to withholding and other taxes imposed by Middle Eastern/African countries, which would reduce the return to the Fund on those securities. The Fund intends, unless ineligible, to elect to "pass through" to the Fund's shareholders, as a deduction or credit, the amount of foreign taxes paid by the Fund. The taxes passed through to shareholders will be included in each shareholder's income. Certain shareholders, including non-U.S. shareholders, will not be entitled to the benefit of a deduction or credit with respect to foreign taxes paid by the Fund. Other taxes, such as transfer taxes, may be imposed on the Fund, but would not give rise to a credit, or be eligible to be passed through to shareholders.

NON-DIVERSIFICATION

  The Fund is classified as a non-diversified investment company under the Investment Company Act, which means that the Fund is not limited by the Investment Company Act in the proportion of its assets that may be invested in the obligations of a single issuer. Thus, the Fund may invest a greater proportion of its assets in the securities of a smaller number of issuers and, as a result, will be subject to greater risk of loss with respect to its portfolio securities. The Fund, however, intends to comply with the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. See "Additional Information--Taxes" on page 48 and "Investment Restrictions" on page 30.

FEES AND EXPENSES

  The management fee (at the annual rate of 1.00% of the Fund's average daily net assets) and other operating expenses of the Fund may be higher than the management fees and operating expenses of other mutual funds managed by the Manager and other investment advisers or of investment companies investing exclusively in the securities of U.S. issuers. The management fees and operating expenses, however, are believed by the Manager to be comparable to expenses of other open-end management investment companies that invest primarily in the securities of issuers in emerging market countries with investment objectives similar to the investment objective of the Fund.

FOREIGN SUB-CUSTODIANS AND SECURITIES DEPOSITORIES

  Rules adopted under the Investment Company Act permit the Fund to maintain its foreign securities and cash in the custody of certain eligible non-U.S. banks and securities depositories. Certain banks in foreign countries may not be eligible sub-custodians for the Fund, in which event the Fund may be precluded from purchasing securities in certain foreign countries in which it otherwise would invest or which may result in the Fund's incurring additional costs and delays in providing transportation and custody services for such securities outside of such countries. The Fund may encounter difficulties in effecting on a timely basis portfolio transactions with respect to any securities of issuers held outside of their countries. Other banks that are eligible foreign sub-custodians may be recently organized or otherwise lack extensive operating experience. In addition, in certain countries there may be legal restrictions or limitations on the ability of the Fund to recover assets held in custody by foreign sub-custodians in the event of the bankruptcy of the sub-custodian.

                              FINANCIAL HIGHLIGHTS

  The financial information in the table below has been audited in conjunction with the annual audits of the Financial Statements of the Fund by Deloitte & Touche LLP, independent auditors. Financial Statements and the independent auditors' report thereon for the fiscal year ended November 30, 1996 are included in the Statement of Additional Information. Further information about the performance of the Fund is contained in the Fund's most recent annual report to shareholders which may be obtained, without charge, by calling or by writing the Fund at the telephone number or address on the front cover of this Prospectus.

  The following per share data and ratios have been derived from information provided in the Fund's audited Financial Statements.

                       CLASS A SHARES            CLASS B SHARES            CLASS C SHARES            CLASS D SHARES
                  ------------------------- ------------------------- ------------------------- -------------------------
                                 FOR THE                   FOR THE                   FOR THE                   FOR THE
                    FOR THE       PERIOD      FOR THE       PERIOD      FOR THE       PERIOD      FOR THE       PERIOD
                      YEAR     DECEMBER 30,     YEAR     DECEMBER 30,     YEAR     DECEMBER 30,     YEAR     DECEMBER 30,
                     ENDED       1994+ TO      ENDED       1994+ TO      ENDED       1994+ TO      ENDED       1994+ TO
                  NOVEMBER 30, NOVEMBER 30, NOVEMBER 30, NOVEMBER 30, NOVEMBER 30, NOVEMBER 30, NOVEMBER 30, NOVEMBER 30,
                     1996++        1995        1996++        1995        1996++        1995        1996++        1995
                  ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
Increase
(Decrease) in
Net Asset Value:
PER SHARE
OPERATING
PERFORMANCE:
Net asset value,
beginning of
period..........     $10.66       $10.00       $10.56       $10.00       $10.56       $10.00       $10.63       $10.00
                     ------       ------       ------       ------       ------       ------       ------       ------
Investment
income--net.....        .42          .57          .32          .79          .31          .83          .40          .77
Realized and
unrealized gain
(loss) on
investments and
foreign currency
transactions--
net.............       (.80)         .09         (.80)        (.23)        (.79)        (.27)        (.80)        (.14)
                     ------       ------       ------       ------       ------       ------       ------       ------
Total from
investment
operations......       (.38)         .66         (.48)         .56         (.48)         .56         (.40)         .63
                     ------       ------       ------       ------       ------       ------       ------       ------
LESS DIVIDENDS
AND
DISTRIBUTIONS:
Investment
income--net.....       (.85)         --          (.74)         --          (.74)         --          (.82)         --
Realized gain on
investments--
net.............       (.03)         --          (.03)         --          (.03)         --          (.03)         --
                     ------       ------       ------       ------       ------       ------       ------       ------
Total dividends
and
distributions...       (.88)         --          (.77)         --          (.77)         --          (.85)         --
                     ------       ------       ------       ------       ------       ------       ------       ------
Net asset value,
end of period...     $ 9.40       $10.66       $ 9.31       $10.56       $ 9.31       $10.56       $ 9.38       $10.63
                     ======       ======       ======       ======       ======       ======       ======       ======
TOTAL INVESTMENT
RETURN:**
Based on net
asset value per
share...........      (4.17)%       6.60%#      (5.14)%       5.60%#      (5.16)%       5.60%#      (4.31)%       6.30%#
                     ======       ======       ======       ======       ======       ======       ======       ======
RATIOS TO
AVERAGE NET
ASSETS:
Expenses, net of
reimbursement...        .47%         .00%*       1.50%        1.01%*       1.50%        1.01%*        .72%         .25%*
                     ======       ======       ======       ======       ======       ======       ======       ======
Expenses........       4.84%        4.63%*       5.90%        5.68%*       5.91%        5.67%*       5.08%        4.89%*
                     ======       ======       ======       ======       ======       ======       ======       ======
Investment
income--net.....       4.24%        8.43%*       3.15%        8.33%*       3.14%        8.45%*       4.01%        9.07%*
                     ======       ======       ======       ======       ======       ======       ======       ======
SUPPLEMENTAL
DATA:
Net assets, end
of period (in
thousands)......     $  399       $  648       $5,699       $7,701       $  692       $1,012       $  969       $1,569
                     ======       ======       ======       ======       ======       ======       ======       ======
Portfolio
turnover........      46.36%       40.97%       46.36%       40.97%       46.36%       40.97%       46.36%       40.97%
                     ======       ======       ======       ======       ======       ======       ======       ======
Average
commission rate
paid##..........     $.0022          --        $.0022          --        $.0022          --        $.0022          --
                     ======       ======       ======       ======       ======       ======       ======       ======

----
 * Annualized.
** Total investment returns exclude the effects of sales loads.
 + Commencement of operations.

++ Based on average outstanding shares during the period.
 # Aggregate total investment return.

## For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average commission rate paid" includes commissions paid in foreign currencies, which have been converted into U.S. dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.

                       INVESTMENT OBJECTIVE AND POLICIES

  The investment objective of the Fund is to seek long-term capital appreciation by investing primarily in equity and debt securities of corporate and governmental issuers in Middle Eastern/African countries. For purposes of its investment objective, the Fund may invest in the securities of issuers in all countries in the Middle East and Africa. Under normal market conditions, at least 65% of the Fund's total assets will be invested in equity or debt securities of corporate and governmental issuers in Middle Eastern/African countries. This investment objective is a fundamental policy of the Fund and may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act. The Fund currently expects to emphasize investments in the securities of issuers in Botswana, Ghana, Morocco, South Africa, Turkey, Israel, Jordan and Zimbabwe, although the Fund is not required to invest in securities of issuers located in the aforementioned markets. The Fund is authorized to employ a variety of investment techniques to hedge against market and currency risks, although suitable hedging instruments may not be available on a timely basis and on acceptable terms. There can be no assurance that the Fund's investment objective will be achieved.

  The Fund only will invest in securities of issuers in Middle Eastern/African countries where foreign investment is permitted and that offer market accessibility and sub-custodial arrangements either inside or outside of such countries that satisfy the requirements of rules adopted under the Investment Company Act. See "Risk Factors and Special Considerations--Foreign Sub-custodians and Securities Depositories." For purposes of the Fund's investment objective and policies, the term "Middle Eastern countries" includes, but is not limited to: Israel, Jordan, Egypt, Syria, Lebanon, Turkey, Saudi Arabia, Iraq, Iran, Libya, Kuwait, Qatar, Bahrain, Yemen, Oman and the United Arab Emirates, and the term "African countries" includes all countries generally considered as part of the African continent.

  The Manager believes that the quickening pace of political, social and economic change in certain Middle Eastern/African countries creates the potential for rapid economic growth which may be reflected in the prices of securities of issuers in such countries. The Manager also believes that regional growth may result from governmental policies directed toward market oriented economic reform. In addition, certain Middle Eastern/African countries have been introducing deregulatory reforms to encourage development of their securities markets and, in varying degrees, to permit foreign investment. Nevertheless, investments in Middle Eastern/African countries are subject to considerable risks. See "Risk Factors and Special Considerations."

  In addition to making equity investments, the Fund seeks capital appreciation through investment in sovereign and corporate debt securities of issuers in Middle Eastern/African countries. Such debt securities may be lower rated or unrated obligations of corporate or sovereign issuers. To the extent such debt securities are traded in over-the-counter ("OTC") markets, they are traded by a limited number of dealers. Consequently, these securities may be less liquid than certain other securities which are traded in over-the-counter markets. The Fund's investments in sovereign debt consists of debt securities or obligations issued or guaranteed by foreign governments, their agencies, instrumentalities and political subdivisions and by entities controlled or sponsored by such governments. Since such debt securities frequently trade in the secondary markets at substantial discounts, there is opportunity for capital appreciation to the extent there is a favorable change in the market perception of the creditworthiness of the issuer. Capital appreciation in debt securities also may arise as a result of a favorable change in relative foreign exchange rates or in relative interest rate levels. In accordance with its investment objective, the Fund will not seek to benefit from anticipated short-term fluctuations in currency exchange rates. The receipt of income from such debt securities is incidental to the Fund's objective of long-term capital appreciation. The Fund, from time to time, may invest in debt securities with relatively high yields (as compared with other debt securities meeting the Fund's investment criteria), notwithstanding that the Fund may not anticipate that such securities will experience substantial capital appreciation. Such income can be used, however, to offset the operating expenses of the Fund. Debt securities with relatively high yields usually are subject to a greater risk of default than other comparable debt securities with lower yields.

  The Fund's investments in high yield/high risk securities include debt securities, preferred stocks and convertible securities which are rated in the lower rating categories of the established rating services ("Baa" or lower by Moody's and "BBB" or lower by S&P), or, if unrated, which are considered by the Manager to be of comparable quality. Securities rated below "Baa" by Moody's or below "BBB" by S&P, and unrated securities of comparable quality, are commonly known as "junk bonds." See "Risk Factors and Special Considerations--No Rating Criteria for Debt Securities."

  Further, the Fund may invest in debt securities that are in default as to the payment of interest and/or the repayment of principal at the time of acquisition by the Fund ("Distressed Securities"). The Fund will invest in Distressed Securities only when the Manager believes it is reasonably likely that the issuer of the securities will make an exchange offer or will be the subject of a plan of reorganization, such as the rescheduling or other restructuring of debt by a corporate or governmental issuer. Capital appreciation in debt securities may arise as a result of a favorable change in relative foreign exchange rates, in relative interest rate levels, or in the creditworthiness of issuers. The receipt of income from such debt securities is incidental to the Fund's objective of long-term capital appreciation. See "Risk Factors and Special Considerations--Distressed Securities."

  The Fund may invest in debt securities ("sovereign debt securities") issued or guaranteed by Middle Eastern/African governments (including Middle Eastern/African countries, provinces and municipalities) or their agencies and instrumentalities ("governmental entities"), debt securities issued or guaranteed by international organizations designated or supported by multiple foreign governmental entities (which are not obligations of foreign governments) to promote economic reconstruction or development ("supranational entities"), debt securities issued by corporations or financial institutions or debt securities issued by the U.S. Government or an agency or instrumentality thereof. Sovereign debt securities may take the form of Brady Bonds, which are debt securities issued under the framework of the Brady Plan, an initiative established in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. Presently, Nigeria is the only Middle Eastern/African country which has issued Brady Bonds. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related governmental agencies. Examples include the World Bank and the African Development Bank. The obligations of supranational entities are guaranteed only by the related supranational entity and are not backed by the credit of any government. The governmental members or "stockholders" of a supranational entity usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings. It is possible that any such governmental member or stockholder, for economic or political reasons, may refuse to satisfy its commitment if additional capital contributions are required. The Fund may not invest more than 25% of its total assets in the sovereign debt securities of any particular Middle Eastern/African country.

  The Fund may invest in the securities of foreign issuers in the form of Depositary Receipts or other securities convertible into securities of foreign issuers. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. ADRs are receipts typically issued by an American bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe which evidence a similar ownership arrangement. GDRs are receipts issued throughout the world which evidence a similar arrangement. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets. GDRs are tradeable both in the U.S. and in Europe and are designed for use throughout the world. The Fund may invest in unsponsored Depositary Receipts. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States, and therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts.

  Investment in shares of the Fund potentially offers several benefits. Many investors, particularly individuals, lack the information or capability to invest in Middle Eastern/African countries. It also may not be permissible for such investors to invest directly in the capital markets of certain Middle Eastern/African countries. The Fund offers investors the possibility of obtaining capital appreciation through a portfolio comprised of securities of Middle Eastern/African issuers. In managing such portfolio, the Manager will provide the Fund and its shareholders with professional analysis of investment opportunities and the use of professional money management techniques. In addition, unlike many intermediary investment vehicles, such as investment companies that are limited to investment in a single country, the Fund has the ability to diversify investment risk among the capital markets of a number of countries. However, until additional Middle Eastern/African countries become more readily accessible to investment by foreign entities, the Fund may not be able to diversify investment risk or realize any potential benefits from diversification.

  The Fund will not necessarily seek to diversify investments among Middle Eastern/African countries and is not limited as to the percentage of assets it may invest per country. The allocation of the Fund's assets among the various securities markets of the Middle Eastern/African countries will be determined by the Manager. Under certain adverse investment conditions, the Fund may restrict the Middle Eastern/African countries in which its assets are invested.

  An issuer ordinarily will be considered to be in a Middle Eastern/African country when it is organized in, or the primary trading market of its securities is located in, a Middle Eastern/African country. The Fund may consider an issuer to be in a Middle Eastern/African country, without reference to such issuer's domicile or to the primary trading market of its securities, when at least 50% of the issuer's non-current assets, capitalization, gross revenues or profits in any one of the two most recent fiscal years represents (directly or indirectly through subsidiaries) assets or activities located in such countries. The Fund may acquire securities of companies or governments in Middle Eastern/African countries that are denominated in currencies other than a Middle Eastern/African country's currency. The Fund also may consider a debt security that is denominated in a Middle Eastern/African country's currency to be a security of an issuer in a Middle Eastern/African country without reference to the principal trading market of the security or to the location of its issuer. Additionally, the Fund may consider a derivative product tied to securities or issuers located in Middle Eastern/African countries to be the security of a Middle Eastern/African issuer. The Fund may consider investment companies or other pooled investment vehicles to be located in the country or countries in which they primarily make their portfolio investments.

  The Fund reserves the right, as a temporary defensive measure or in anticipation of investment in Middle Eastern/African countries, to hold cash or cash equivalents (in U.S. dollars or foreign currencies) and short-term securities including money market securities denominated in U.S. dollars or foreign currencies ("Temporary Investments").

DESCRIPTION OF CERTAIN INVESTMENTS

  Warrants. The Fund may invest in warrants, which are securities permitting, but not obligating, their holder to subscribe for other securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holders to purchase, and they do not represent any rights in the assets of the issuer. As a result, an investment in warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

  Convertible Securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest generally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have several unique investment characteristics such as (i) higher yields than common stocks, but lower yields than comparable nonconvertible securities, (ii) a lesser degree of fluctuation in value than the underlying stock since they have fixed income characteristics, and (iii) the potential for capital appreciation if the market price of the underlying common stock increases. A convertible security might be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by the Fund is called for redemption, the Fund may be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

  Illiquid Securities. The Fund may invest up to 15% of its total assets in securities that lack an established secondary trading market or otherwise are considered illiquid. The Fund may invest in securities of issuers in Middle Eastern/African countries that are sold in private placement transactions between the issuers and their purchasers and that are neither listed on an exchange nor traded in other established markets. In many cases, privately placed securities will be subject to contractual or legal restrictions on transfer. As a result of the absence of a public trading market, privately placed securities in turn may be less liquid or illiquid and more difficult to value than publicly traded securities. To the extent that privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales, due to illiquidity, could be less than those originally paid by the Fund or less than their fair market value. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by the Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. Certain of the Fund's investments in private placements may consist of direct investments and may include investments in smaller, less-seasoned issuers, which may involve greater risks. These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. In making investments in such securities, the Fund may obtain access to material nonpublic information which may restrict the Fund's ability to conduct portfolio transactions in such securities.

  The Fund may purchase securities that are not registered ("restricted securities") under the Securities Act of 1933, as amended (the "Securities Act"), but can be offered and sold to "qualified institutional buyers" under Rule 144A under that Act. The Board of Directors has determined to treat as liquid Rule 144A securities which are freely tradeable in their primary markets offshore. The Board of Directors may adopt guidelines and delegate to the Manager the daily function of determining and monitoring liquidity of restricted securities. The Board of Directors, however, will retain sufficient oversight and be ultimately responsible for the determinations. The Board of Directors will carefully monitor the Fund's investments in securities purchased pursuant to Rule 144A, focusing on such factors, among others, as valuation, liquidity and availability of information. Investment in these types of securities could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these securities.

  Indexed and Inverse Securities. The Fund may invest in securities whose potential return is based on the change in particular measurements of value or rate (an "index"). As an illustration, the Fund may invest in a security that pays interest and returns principal based on the change in an index of interest rates or in the value on a precious or industrial metal. Interest and principal payable on a security also may be based on relative changes among particular indices. In addition, the Fund may invest in securities whose potential investment return is inversely based on the change in particular indices. For example, the Fund may invest in securities that pay a higher rate of interest and principal when a particular index decreases and pay a lower rate of interest and principal when the value of the index increases. To the extent that the Fund invests in such types of securities, it will be subject to the risks associated with changes in the particular indices, which may include reduced or eliminated interest payments and losses of invested principal. Examples of such types of securities are indexed or inverse securities issued with respect to a stock market index in a particular Middle Eastern/African country.

  Certain indexed securities, including certain inverse securities, may have the effect of providing a degree of investment leverage, because they may increase or decrease in value at a rate that is a multiple of the changes in applicable indices. As a result, the market value of such securities generally will be more volatile than the market values of fixed-rate securities. Management of the Fund believes that indexed securities, including inverse securities, represent flexible portfolio management instruments that may allow the Fund to seek potential investment rewards, hedge other portfolio positions, or vary the degree of portfolio leverage relatively efficiently under different market conditions.

  Investment in Other Investment Companies and Venture Capital Funds. The Fund may invest in other investment companies and venture capital funds whose investment objectives and policies are consistent with those of the Fund. In accordance with the Investment Company Act, the Fund may invest up to 10% of its total assets in securities of other investment companies. In addition, under the Investment Company Act the

Fund may not own more than 3% of the total outstanding voting stock of any investment company and not more than 5% of the value of the Fund's total assets may be invested in the securities of any investment company. If the Fund acquires shares in investment companies or venture capital funds, shareholders would bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of such investment companies or venture capital funds (including management and advisory fees). Investment in such venture capital funds involves substantial risk of loss to the Fund of its entire investment.

OTHER INVESTMENT POLICIES AND PRACTICES

  Portfolio Strategies Involving Futures, Options and Forward Foreign Exchange Transactions. The Fund is authorized to engage in various portfolio strategies to hedge its portfolio against adverse movements in the equity, debt and currency markets. These hedging transactions are considered to be investments in derivatives.

  The Fund has authority to write (i.e., sell) covered put and call options on its portfolio securities, purchase put and call options on securities and engage in transactions in stock index options, stock index futures and financial futures, and related options on such futures. The Fund also may engage in forward foreign exchange transactions and enter into foreign currency futures and options, and related options on such futures. Each of these portfolio strategies is described in more detail in Appendix A to this Prospectus. Although certain risks are involved in futures and options transactions (as discussed in "Risk Factors in Futures, Options and Currency Transactions" in Appendix A to this Prospectus), the Manager believes that, because the Fund will engage in such transactions only for hedging (including anticipatory hedging) purposes, the futures, options and currency portfolio strategies of the Fund will not subject the Fund to the risks frequently associated with the speculative use of futures, options and currency transactions. While the Fund's use of hedging strategies is intended to reduce the volatility of the net asset value of its shares, the net asset value of Fund shares will fluctuate. Reference is made to Appendix A to this Prospectus and to the Statement of Additional Information for further information concerning these strategies.

  There can be no assurance that the Fund's hedging transactions, to the extent employed, will be effective. Suitable hedging instruments may not be available with respect to securities of developing countries on a timely basis and on acceptable terms. Furthermore, the Fund is not required to employ hedging strategies and may only engage in hedging activities from time to time and may not necessarily engage in hedging transactions when movements in the equity, debt or currency markets occur.

  Portfolio Transactions. Subject to policies established by the Board of Directors of the Fund, the Manager is primarily responsible for the execution of the Fund's portfolio transactions. Since portfolio transactions may be effected on foreign securities exchanges, the Fund may incur settlement delays on certain of such exchanges. See "Risk Factors and Special Considerations." In executing portfolio transactions, the Manager seeks to obtain the best net results for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved and the firm's risk in positioning a block of securities. While the Manager generally seeks reasonably competitive fees, commissions or spreads, the Fund does not necessarily pay the lowest fee, commission or spread available. The Fund may invest in certain securities traded in the OTC market and, where possible, will deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Such portfolio securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. Securities firms may receive brokerage commissions on certain portfolio transactions, including futures, options and options on futures transactions and the purchase and sale of underlying securities upon exercise of options. The Fund has no obligation to deal with any broker or group of brokers in the execution of transactions in portfolio securities. Subject to obtaining the best price and execution, securities firms which provide supplemental investment research to the Manager, including Merrill Lynch, may receive orders for transactions by the Fund. Information so received will be in addition to and not in lieu of the services required to be performed by the Manager under the Management Agreement and the expenses of the Manager will not necessarily be reduced as a result of the receipt of such supplemental information.

  Under the Investment Company Act, persons affiliated with the Fund and persons who are affiliated with such affiliated persons, including Merrill Lynch, are prohibited from dealing with the Fund as a principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the Commission. Affiliated persons of the Fund, and affiliated persons of such affiliated persons, may serve as the Fund's broker in transactions conducted on an exchange and in OTC transactions conducted on an agency basis and may receive brokerage commissions from the Fund. In addition, the Fund may not purchase securities during the existence of any underwriting syndicate for such securities of which Merrill Lynch is a member except pursuant to procedures approved by the Board of Directors of the Fund which comply with rules adopted by the Commission. To the extent Merrill Lynch is active in distributions of securities of issuers in Middle Eastern/African countries, the Fund may be disadvantaged in that it may not purchase securities in such distributions. In addition, consistent with the Conduct Rules of the NASD, the Fund may consider sales of shares of the Fund as a factor in the selection of brokers or dealers to execute portfolio transactions for the Fund. It is expected that the majority of the shares of the Fund will be sold by Merrill Lynch. Costs associated with transactions in foreign securities are generally higher than in the U.S., although the Fund will endeavor to achieve the best net results in effecting its portfolio transactions.

  The Fund anticipates that its brokerage transactions involving securities of issuers domiciled in countries other than the United States generally will be conducted primarily on the principal stock exchanges of such countries. Brokerage commissions and other transaction costs on foreign stock exchange transactions generally are higher than in the United States, although the Fund will endeavor to achieve the best net results in effecting its portfolio transactions. There generally is less governmental supervision and regulation of foreign stock exchanges and brokers than in the United States.

  The Fund's ability and decisions to purchase and sell portfolio securities may be affected by foreign laws and regulations relating to the convertibility and repatriation of assets.

  Lending of Portfolio Securities. The Fund, from time to time, may lend securities from its portfolio, with a value not exceeding 33 1/3% of its total assets, to banks, brokers and other financial institutions and receive collateral in cash or securities issued or guaranteed by the U.S. Government. Such collateral will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. This limitation is a fundamental policy, and it may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act.

During the period of such a loan, the Fund typically receives the income on both the loaned securities and the collateral and thereby increases its yield. In certain circumstances, the Fund may receive a flat fee. Such loans are terminable at any time, and the borrower, after notice, will be required to return borrowed securities within five business days. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or otherwise, the Fund could experience delays and costs in gaining access to the collateral and could suffer a loss to the extent the value of the collateral falls below the market value of the borrowed securities.

  Portfolio Turnover. Generally, the Fund does not purchase securities for short-term trading profits. However, the Manager will effect portfolio transactions without regard to the time they have been held if, in its judgment, such transactions are advisable in light of a change in circumstances of a particular company or within a particular industry or in general market, economic or financial conditions. As a result of the investment policies described in the Prospectus, the Fund may engage in a substantial number of portfolio transactions and the Fund's portfolio turnover rate may be higher than that of other investment companies. The portfolio turnover rate is calculated by dividing the lesser of the Fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the portfolio during the year. A high portfolio turnover rate involves certain tax consequences and correspondingly greater transaction costs in the form of dealer spreads and brokerage commissions, which are borne directly by the Fund.

  When-Issued Securities and Delayed Delivery Transactions. The Fund may purchase securities on a when-issued basis, and it may purchase or sell securities for delayed delivery. These transactions occur when securities are purchased or sold by the Fund with payment and delivery taking place in the future to secure what is considered an advantageous yield and price to the Fund at the time of entering into the transaction. Although the Fund has not established any limit on the percentage of its assets that may be committed in connection with such transactions, the Fund will maintain a segregated account with its custodian of cash, cash equivalents, U.S. Government securities or other liquid securities denominated in U.S. dollars or non-U.S. currencies in an aggregate amount equal to the amount of its commitments in connection with such purchase transactions.

  There can be no assurance that a security purchased on a when-issued basis or purchased or sold for delayed delivery will be issued, and the value of the security, if issued, on the delivery date may be more or less than its purchase price. The Fund may bear the risk of a decline in the value of such security and may not benefit from an appreciation in the value of the security during the commitment period.

  Standby Commitment Agreements. The Fund, from time to time, may enter into standby commitment agreements. Such agreements commit the Fund, for a stated period of time, to purchase a stated amount of a fixed income security or a stated number of shares of equity securities which may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security is fixed at the time of the commitment. At the time of entering into the agreement the Fund is paid a commitment fee, regardless of whether or not the security is ultimately issued, which is typically approximately 0.50% of the aggregate purchase price of the security which the Fund has committed to purchase. The Fund will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price which is considered advantageous to the Fund. The Fund will not enter into a standby commitment with a remaining term in excess of 45 days and presently will limit its investment in such commitments so that the aggregate purchase price of the securities subject to such commitments, together with the value of portfolio securities subject to legal restrictions on resale that affect their marketability, will not exceed 15% of its total assets taken at the time of acquisition of such a commitment. The Fund at all times will maintain a segregated account with its custodian of cash, cash equivalents, U.S. Government securities or other high grade liquid debt securities denominated in U.S. dollars or non-U.S. currencies in an aggregate amount equal to the purchase price of the securities underlying a commitment.

  There can be no assurance that the securities subject to a standby commitment will be issued, and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, the Fund may bear the risk of a decline in the value of such security and may not benefit from an appreciation in the value of the security during the commitment period.

  The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued, and the value of the security thereafter will be reflected in the calculation of the Fund's net asset value. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

  Repurchase Agreements; Purchase and Sale Contracts. The Fund may invest in securities pursuant to repurchase agreements or purchase and sale contracts. Under a repurchase agreement, the seller agrees, upon entering into the contract with the Fund, to repurchase a security (typically a security issued or guaranteed by the U.S. Government) at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed yield for the Fund insulated from fluctuations in the market value of the underlying security during such period, although, to the extent the repurchase agreement is not denominated in U.S. dollars, the Fund's return may be affected by currency fluctuations. Repurchase agreements may be entered into only with financial institutions which (i) have, in the opinion of the Manager, substantial capital relative to the Fund's exposure, or (ii) have provided the Fund with a third-party guaranty or other credit enhancement. A purchase and sale contract is similar to a repurchase agreement, but purchase and sale contracts, unlike repurchase agreements, allocate interest on the underlying security to the purchaser during the term of the agreement. In all instances, the Fund takes possession of the underlying securities when investing in repurchase agreements or purchase and sale contracts. Nevertheless, if the seller were to default on its obligation to repurchase a security under a repurchase agreement or purchase and sale contract and the market value of the underlying security at such time was less than the Fund had paid to the seller, the Fund would realize a loss. The Fund may not invest more than 15% of its total assets in repurchase agreements or purchase and sale contracts maturing in more than seven days, together with all other illiquid securities.

                            INVESTMENT RESTRICTIONS

  The Fund's investment activities are subject to further restrictions that are described in the Statement of Additional Information. Investment restrictions and policies that are fundamental policies may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities (which for this purpose and under the Investment Company Act means the lesser of (a) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (b) more than 50% of the outstanding shares). Among its fundamental policies, the Fund may not invest more than 25% of its total assets, taken at market value at the time of each investment, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities). Investment restrictions and policies that are non-fundamental policies may be changed by the Board of Directors without shareholder approval. As a non-fundamental policy, the Fund may not borrow money or pledge its assets, except that the Fund (a) may borrow from a bank as a temporary measure for extraordinary or emergency purposes or to meet redemptions in amounts not exceeding 33 1/3% (taken at market value) of its total assets and pledge its assets to secure such borrowings, (b) may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (c) may purchase securities on margin to the extent permitted by applicable law. (However, at the present time, applicable law prohibits the Fund from purchasing securities on margin.) (The deposit or payment by the Fund of initial or variation margin in connection with financial futures contracts or options transactions is not considered to be the purchase of a security on margin.) The purchase of securities while borrowings are outstanding will have the effect of leveraging the Fund. Such leveraging or borrowing increases the Fund's exposure to capital risk, and borrowed funds are subject to interest costs which will reduce net income.

  As a non-fundamental policy, the Fund will not invest in securities that cannot readily be resold because of legal or contractual restrictions or that are not otherwise readily marketable, including repurchase agreements and purchase and sale contracts maturing in more than seven days, if, regarding all such securities, more than 15% of its total assets taken at market value would be invested in such securities. Notwithstanding the foregoing, the Fund may purchase without regard to this limitation securities that are not registered under the Securities Act, but that can be offered and sold to "qualified institutional buyers" under Rule 144A under the Securities Act, provided that the Fund's Board of Directors continuously determines, based on the trading markets for the specific Rule 144A security, that it is liquid. The Board of Directors may adopt guidelines and delegate to the Manager the daily function of determining and monitoring liquidity of restricted securities. The Board has determined that securities which are freely tradeable in their primary market offshore should be deemed liquid. The Board, however, will retain sufficient oversight and be ultimately responsible for the determinations.

NON-DIVERSIFIED STATUS

  The Fund is classified as non-diversified within the meaning of the Investment Company Act, which means that the Fund is not limited by such Act in the proportion of its assets that it may invest in securities of a single issuer. The Fund's investments will be limited, however, in order to qualify as a "regulated investment company" for purposes of the Code. See "Additional Information--Taxes." To qualify, the Fund will comply with certain requirements, including limiting its investments so that at the close of each quarter of the taxable year (i) not more than 25% of the market value of the Fund's total assets will be invested in the securities of a single issuer and
(ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer, and the Fund will not own more than 10% of the outstanding voting securities of a single issuer. A fund which elects to be classified as "diversified" under the Investment Company Act must satisfy the foregoing 5% and 10% requirements with respect to 75% of its total assets. To the extent that the Fund assumes large positions in the securities of a small number of issuers, the Fund's net asset value may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market's assessment of the issuers, and the Fund may be more susceptible to any single economic, political or regulatory occurrence than a diversified company.

  For purposes of the diversification requirements set forth above with respect to regulated investment companies, and to the extent required by the Commission, the Fund, as a non-fundamental policy, will consider securities issued or guaranteed by the government of any one foreign country as the obligations of a single issuer.

                             MANAGEMENT OF THE FUND

BOARD OF DIRECTORS

  The Board of Directors of the Fund consists of six individuals, five of whom are not "interested persons," as defined in the Investment Company Act, of the Fund. The Board of Directors of the Fund is responsible for the overall supervision of the operations of the Fund and performs the various duties imposed on the directors of investment companies under the Investment Company Act.

  The Directors of the Fund are:

  Arthur Zeikel*--President of the Manager and its affiliate, FAM; President and Director of Princeton Services, Inc. ("Princeton Services"); Executive Vice President of ML & Co.; and Director of the Distributor.

  Donald Cecil--Special Limited Partner of Cumberland Partners (an investment partnership).

  Edward H. Meyer--Chairman of the Board, President and Chief Executive Officer of Grey Advertising, Inc.

  Charles C. Reilly--Self-employed financial consultant; former President and Chief Investment Officer of Verus Capital, Inc.; former Senior Vice President of Arnold and S. Bleichroeder, Inc.

  Richard R. West--Dean Emeritus, New York University Leonard N. Stern School of Business Administration.

  Edward D. Zinbarg--Former Executive Vice President of The Prudential Insurance Company of America.
--------
* Interested person, as defined in the Investment Company Act, of the Fund.

MANAGEMENT AND ADVISORY ARRANGEMENTS

  MLAM acts as the manager of the Fund and provides the Fund with management and investment advisory services. The Manager is owned and controlled by ML & Co., a financial services holding company and the parent of Merrill Lynch. The Manager, or its affiliate, FAM, acts as the investment adviser to more than 130 registered investment companies and provides investment advisory services to individual and institutional accounts. As of February 28, 1997, the Manager and FAM had a total of approximately $248.2 billion in investment company and other portfolio assets under management, including accounts of certain affiliates of the Manager.

  The Fund has entered into a management agreement (the "Management Agreement") with the Manager. As described in the Management Agreement, the Manager receives for its services to the Fund monthly compensation at the annual rate of 1.00% of the average daily net assets of the Fund. The Management Agreement provides that, subject to the direction of the Board of Directors of the Fund, the Manager is responsible for the actual management of the Fund's portfolio and constantly reviews the Fund's holdings in light of its own research analysis and that from other relevant sources. The responsibility for making decisions to buy, sell or hold a particular security rests with the Manager, subject to review by the Board of Directors. The Manager provides the portfolio managers for the Fund, who consider analyses from various sources (including brokerage firms with which the Fund does business), make the necessary investment decisions and place orders for transactions accordingly. The Manager also is obligated to perform certain administrative and management services for the Fund and is obligated to provide all of the office space, facilities, equipment and personnel necessary to perform its duties under the Management Agreement.

  The Manager has also entered into a sub-advisory agreement (the "Sub-Advisory Agreement") with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an indirect, wholly-owned subsidiary of ML & Co. and an affiliate of the Manager, pursuant to which the Manager pays MLAM U.K. a fee for providing investment advisory services to the Manager with respect to the Fund in an amount to be determined from time to time by the Manager and MLAM U.K. but in no event in excess of the amount the Manager actually receives for providing services to the Fund pursuant to the Management Agreement. MLAM U.K. has offices at Milton Gate, 1 Moor Lane, London EC2Y 9HA, England.

  The Fund pays certain expenses incurred in its operations, including, among other things, the management fees; legal and audit fees; unaffiliated Directors' fees and expenses; registration fees; custodian and transfer agency fees; accounting and pricing costs; and certain of the costs of printing proxies, shareholder reports, prospectuses and statements of additional information. For the fiscal year ended November 30, 1996, the Manager earned fees pursuant to the Management Agreement of $97,346 (based on average net assets of approximately $9.8 million), all of which was voluntarily waived. MLAM U.K. received no fees pursuant to the Sub-Advisory Agreement during the fiscal year ended November 30, 1996. Accounting services are provided to the Fund by the Manager, and the Fund reimburses the Manager for its costs in connection with such services on a semi-annual basis. For the fiscal year ended November 30, 1996, the Fund reimbursed the Manager $60,432 for such accounting services. For the fiscal year ended November 30, 1996, the ratio of total expenses to average net assets was 4.84% for Class A shares, 5.90% for Class B shares, 5.91% for Class C shares and 5.08% for Class D shares.

  Grace Pineda is a Vice President of and Portfolio Manager for the Fund. Ms. Pineda has been a Vice President of the Manager since 1989. Ms. Pineda is primarily responsible for the day-to-day management of the Fund's investment portfolio.

CODE OF ETHICS

  The Board of Directors of the Fund has adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act that incorporates the Code of Ethics of the Manager (together, the "Codes"). The

Codes significantly restrict the personal investing activities of all employees of the Manager and, as described below, impose additional, more onerous, restrictions on Fund investment personnel.

  The Codes require that all employees of the Manager preclear any personal securities investment (with limited exceptions, such as government securities). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The substantive restrictions applicable to all employees of the Manager include a ban on acquiring any securities in a "hot" initial public offering and a prohibition from profiting on short-term trading in securities. In addition, no employee may purchase or sell any security which at the time is being purchased or sold (as the case may be), or to the knowledge of the employee is being considered for purchase or sale, by any fund advised by the Manager. Furthermore, the Codes provide for trading "blackout periods" which prohibit trading by investment personnel of the Fund within periods of trading by the Fund in the same (or equivalent) security (15 or 30 days depending upon the transaction).

TRANSFER AGENCY SERVICES

  Merrill Lynch Financial Data Services, Inc. (the "Transfer Agent"), which is a subsidiary of ML & Co., acts as the Fund's transfer agent pursuant to a transfer agency, dividend disbursing agency and shareholder servicing agency agreement (the "Transfer Agency Agreement"). Pursuant to the Transfer Agency Agreement, the Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts. Pursuant to the Transfer Agency Agreement, the Transfer Agent receives an annual fee of up to $11.00 per Class A or Class D account and up to $14.00 per Class B or Class C account and is entitled to reimbursement for out-of-pocket expenses incurred by it under the Transfer Agency Agreement. The term "account" includes a shareholder account maintained directly by the Transfer Agent and any other account representing the beneficial interest of a person in the relevant share class on a recordkeeping system, provided the recordkeeping system is maintained by a subsidiary of ML & Co. For the fiscal year ended November 30, 1996, the total fee paid by the Fund to the Transfer Agent was $22,196.

                               PURCHASE OF SHARES

  The Distributor, an affiliate of the Manager, FAM and Merrill Lynch, acts as the distributor of the shares of the Fund. Shares of the Fund are offered continuously for sale by the Distributor and other eligible securities dealers (including Merrill Lynch). Shares of the Fund may be purchased from securities dealers or by mailing a purchase order directly to the Transfer Agent. The minimum initial purchase is $1,000 and the minimum subsequent purchase is $50, except for retirement plans, where the minimum initial purchase is $100 and the minimum subsequent purchase is $1.

  The Fund offers its shares in four classes at a public offering price equal to the next determined net asset value per share plus sales charges imposed either at the time of purchase or on a deferred basis depending upon the class of shares selected by the investor under the Merrill Lynch Select PricingSM System, as described below. The applicable offering price for purchase orders is based upon the net asset value of the Fund next determined after receipt of the purchase orders by the Distributor. As to purchase orders received by securities dealers prior to 15 minutes after the close of business on the NYSE (generally, 4:00 p.m., New

York time), which includes orders received after the determination of net asset value on the previous day, the applicable offering price will be based on the net asset value determined as of 15 minutes after the close of business on the NYSE on the day the order is placed with the Distributor, provided the orders are received by the Distributor prior to 30 minutes after the close of business on the NYSE on that day. If the purchase orders are not received prior to 30 minutes after the close of business on the NYSE, such orders shall be deemed received on the next business day. The Fund or the Distributor may suspend the continuous offering of the Fund's shares of any class at any time in response to conditions in the securities markets or otherwise and may thereafter resume such offering from time to time. Any order may be rejected by the Distributor or the Fund. Neither the Distributor nor the dealers are permitted to withhold placing orders to benefit themselves by a price change. Merrill Lynch may charge its customers a processing fee (presently $4.85, but as of May 1, 1997, $5.35) to confirm a sale of shares to such customers. Purchases directly through the Transfer Agent are not subject to the processing fee.

  The Fund issues four classes of shares under the Merrill Lynch Select PricingSM System, which permits each investor to choose the method of purchasing shares that he or she believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances. Shares of Class A and Class D are sold to investors choosing the initial sales charge alternatives and shares of Class B and Class C are sold to investors choosing the deferred sales charge alternatives. Investors should determine whether under their particular circumstances it is more advantageous to incur an initial sales charge or to have the entire initial purchase price invested in the Fund with the investment thereafter being subject to a CDSC and ongoing distribution fees. A discussion of the factors that investors should consider in determining the method of purchasing shares under the Merrill Lynch Select PricingSM System is set forth under "Merrill Lynch Select PricingSM System."

  Each Class A, Class B, Class C and Class D share of the Fund represents an identical interest in the investment portfolio of the Fund and has the same rights, except that Class B, Class C and Class D shares bear the expenses of the ongoing account maintenance fees, and Class B and Class C shares bear the expenses of the ongoing distribution fees and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. The CDSCs, distribution and account maintenance fees that are imposed on Class B and Class C shares, as well as the account maintenance fees that are imposed on Class D shares, will be imposed directly against those classes and not against all assets of the Fund and, accordingly, such charges will not affect the net asset value of any other class or have any impact on investors choosing another sales charge option. Dividends paid by the Fund for each class of shares will be calculated in the same manner at the same time and will differ only to the extent that account maintenance and distribution fees and any incremental transfer agency costs relating to a particular class are borne exclusively by that class. Class B, Class C and Class D shares each have exclusive voting rights with respect to the Rule 12b-1 distribution plan adopted with respect to such class pursuant to which account maintenance and/or distribution fees are paid (except that Class B shareholders may vote upon any material changes to expenses charged under the Class D Distribution Plan). See "Distribution Plans."

  Investors should understand that the purpose and function of the initial sales charges with respect to Class A and Class D shares are the same as those of the deferred sales charges with respect to Class B and Class C shares in that the sales charges applicable to each class provide for the financing of the distribution of the shares of the Fund. The distribution-related revenues paid with respect to a class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares. Investors are advised that only Class A and Class D shares may be available for purchase through securities dealers, other than Merrill Lynch, which are eligible to sell shares.

  The following table sets forth a summary of the distribution arrangements for each class of shares under the Merrill Lynch Select PricingSM System, followed by a more detailed description of each class.


                                              ACCOUNT
                                            MAINTENANCE DISTRIBUTION       CONVERSION
  CLASS        SALES CHARGE(/1/)(/6/)           FEE         FEE             FEATURE
-------------------------------------------------------------------------------------------
    A        Maximum 5.25% initial sales        No           No                No
                  charge(/2/)(/3/)
-------------------------------------------------------------------------------------------
    B           CDSC for a period of           0.25%        0.75%     B shares convert to
          4 years, at a rate of 4.0% during                          D shares automatically
           the first year, decreasing 1.0%                            after approximately
                   annually to 0.0%(/4/)                                eight years(/5/)
-------------------------------------------------------------------------------------------
    C        1.0% CDSC for one year(/7/)       0.25%        0.75%              No
-------------------------------------------------------------------------------------------
    D           Maximum 5.25% initial          0.25%         No                No
                  sales charge(/3/)

--------
(1) Initial sales charges are imposed at the time of purchase as a percentage of the offering price. CDSCs are imposed if the redemption occurs within the applicable CDSC time period. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed.

(2) Offered only to eligible investors. See "Purchase of Shares--Initial Sales Charge Alternatives--Class A and Class D Shares--Eligible Class A Investors."

(3) Reduced for purchases of $25,000 or more, and waived for purchases of Class A shares in connection with certain fee-based programs. Class A and Class D share purchases of $1,000,000 or more will not be subject to an initial sales charge but instead may be subject to a 1.0% CDSC for one year. Such CDSC may be waived in connection with certain fee-based programs. See "Class A" and "Class D" below.

(4) The CDSC may be modified in connection with certain fee-based programs.

(5) The conversion period for dividend reinvestment shares and certain fee-based programs may be modified.

(6) Shares of each class redeemed within 12 months of purchase are subject to a redemption fee of 2.0% of the net asset value of shares being redeemed. See "Redemption of Shares."

(7) The CDSC may be waived in connection with certain fee-based programs.

INITIAL SALES CHARGE ALTERNATIVES--CLASS A AND CLASS D SHARES

  Investors choosing the initial sales charge alternatives who are eligible to purchase Class A shares should purchase Class A shares rather than Class D shares because there is an account maintenance fee imposed on Class D shares.

  The public offering price of Class A and Class D shares for purchasers choosing the initial sales charge alternatives is the next determined net asset value plus varying sales charges (i.e., sales loads), as set forth below.

                          SALES CHARGE AS      SALES LOAD AS    DISCOUNT TO SELECTED
                           PERCENTAGE OF    PERCENTAGE* OF THE  DEALERS AS PERCENTAGE
AMOUNT OF PURCHASE       THE OFFERING PRICE NET AMOUNT INVESTED OF THE OFFERING PRICE
------------------       ------------------ ------------------- ---------------------
Less than $25,000.......        5.25%              5.54%                5.00%
$25,000 but less than
 $50,000................        4.75               4.99                 4.50
$50,000 but less than
 $100,000...............        4.00               4.17                 3.75
$100,000 but less than
 $250,000...............        3.00               3.09                 2.75
$250,000 but less than
 $1,000,000.............        2.00               2.04                 1.80
$1,000,000 and over**...        0.00               0.00                 0.00

--------
 * Rounded to the nearest one-hundredth percent.

** The initial sales charge may be waived on Class A and Class D purchases of $1,000,000 or more, and on Class A share purchases in connection with certain fee-based programs. If the sales charge is waived in connection with a purchase of $1,000,000 or more, such purchases may be subject to a 1.0% CDSC if the shares are redeemed within one year after purchase. Such CDSC may be waived in connection with certain fee-based programs. A sales charge of 0.75% will be charged on purchases of $1,000,000 or more of Class A or Class D shares by certain employer-sponsored retirement or savings plans.

  The Distributor may reallow discounts to selected dealers and retain the balance over such discounts. At times, the Distributor may reallow the entire sales charge to such dealers. Since securities dealers selling Class A and Class D shares of the Fund will receive a concession equal to most of the sales charge, they may be deemed to be underwriters under the Securities Act.

  During the fiscal year ended November 30, 1996, the Fund sold 15,446 of its Class A shares for aggregate net proceeds to the Fund of $161,605. There were no gross sales charges for the sale of the Fund's Class A shares for that year and the Distributor received no CDSCs with respect to redemption within one year after purchase of Class A shares purchased subject to a front-end sales charge waiver.

  During the fiscal year ended November 30, 1996, the Fund sold 10,891 of its Class D shares for aggregate net proceeds to the Fund of $112,953. The gross sales charges for the sale of its Class D shares for that year were $2,418, of which $157 and $2,261 were received by the Distributor and Merrill Lynch, respectively. During such year, the Distributor received no CDSCs with respect to redemption within one year after purchase of Class D shares purchased subject to a front-end sales charge waiver.

  Eligible Class A Investors. Class A shares of the Fund are offered to a limited group of investors and also will be issued upon reinvestment of dividends on outstanding Class A shares of the Fund. Certain employer-sponsored retirement or savings plans, including eligible 401(k) plans, may purchase Class A shares at net asset value provided that such plans meet the required minimum number of eligible employees or required amount of assets advised by the Manager or any of its affiliates. Class A shares are available at net asset value to corporate warranty insurance reserve fund programs provided that the program has $3 million or more initially invested in MLAM-advised mutual funds. Also eligible to purchase Class A shares at net asset value are participants in certain investment programs including TMASM Managed Trusts to which Merrill Lynch Trust Company provides discretionary trustee services, collective investment trusts for which Merrill Lynch Trust Company serves as trustee and purchases made in connection with certain fee-based programs. In addition, Class A shares are offered at net asset value to ML & Co. and its subsidiaries and their directors and employees and to members of the Boards of MLAM-advised mutual funds, including the Fund. Certain persons who acquired shares of certain MLAM-advised closed-end funds in their initial offering who wish to reinvest the net proceeds from a sale of their closed-end fund shares of common stock in shares of the Fund also may purchase Class A shares of the Fund if certain conditions set forth in the Statement of Additional Information are met. In addition, Class A shares of the Fund and certain other MLAM-advised mutual funds are offered at net asset value to shareholders of Merrill Lynch Senior Floating Rate Fund, Inc. and, if certain conditions set forth in the Statement of Additional Information are met, to shareholders of Merrill Lynch Municipal Strategy Fund, Inc. and Merrill Lynch High Income Municipal Bond Fund, Inc. who wish to reinvest the net proceeds from a sale of certain of their shares of common stock pursuant to a tender offer conducted by such funds in shares of the Fund and certain other MLAM-advised mutual funds.

  Reduced Initial Sales Charges. No initial sales charges are imposed upon Class A and Class D shares issued as a result of the automatic reinvestment of dividends or capital gains distributions. Class A and Class D sales charges also may be reduced under a Right of Accumulation and a Letter of Intention.

  Class A shares are offered at net asset value to certain eligible Class A investors as set forth under "Eligible Class A Investors." See "Shareholder Services--Fee-Based Programs."

  Class A and Class D shares are offered at net asset value to employer-sponsored retirement or savings plans that are eligible to purchase such shares at net asset value. Class A shares are offered at net asset value to shareholders of Merrill Lynch Senior Floating Rate Fund, Inc. and, subject to certain conditions, Class A and Class D shares are offered at net asset value to shareholders of Merrill Lynch Municipal Strategy Fund, Inc. and Merrill Lynch High Income Municipal Bond Fund, Inc. who wish to reinvest in shares of the Fund the net proceeds from a sale of certain of their shares of common stock, pursuant to tender offers conducted by those funds.

  Class D shares are also offered at net asset value without a sales charge to an investor who has a business relationship with a Merrill Lynch Financial Consultant, if certain conditions set forth in the Statement of Additional Information are met. Class D shares may be offered at net asset value in connection with the acquisition of assets of other investment companies.

  Additional information concerning these reduced initial sales charges is set forth in the Statement of Additional Information.

DEFERRED SALES CHARGE ALTERNATIVES--CLASS B AND CLASS C SHARES

  Investors choosing the deferred sales charge alternatives should consider Class B shares if they intend to hold their shares for an extended period of time and Class C shares if they are uncertain as to the length of time they intend to hold their assets in MLAM-advised mutual funds.

  The public offering price of Class B and Class C shares for investors choosing the deferred sales charge alternatives is the next determined net asset value per share without the imposition of a sales charge at the time of purchase. As discussed below, Class B shares are subject to a four year CDSC which declines each year, while Class C shares are subject only to a one year 1.0% CDSC. On the other hand, approximately eight years after Class B shares are issued, such Class B shares, together with shares issued upon dividend reinvestment with respect to those shares, are converted automatically into Class D shares of the Fund and thereafter will be subject to lower continuing fees. See "Conversion of Class B Shares to Class D Shares" below. Class B and Class C shares are both subject to an account maintenance fee of 0.25% of net assets and a distribution fee of 0.75% of net assets as discussed below under "Distribution Plans."

  Class B and Class C shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment. Merrill Lynch compensates its financial consultants for selling Class B and Class C shares at the time of purchase from its own funds. See "Distribution Plans."

  Proceeds from the CDSC and the distribution fee are paid to the Distributor and are used in whole or in part by the Distributor to defray the expenses of dealers (including Merrill Lynch) related to providing distribution-related services to the Fund in connection with the sale of the Class B and Class C shares, such as the payment of compensation to financial consultants for selling Class B and Class C shares from the dealer's own funds. The combination of the CDSC and the ongoing distribution fee facilitates the ability of the Fund to sell the Class B and Class C shares without a sales charge being deducted at the time of purchase. Approximately eight years after issuance, Class B shares will convert automatically into Class D shares of the Fund, which are subject to an account maintenance fee but no distribution fee.

  Imposition of the CDSC and the distribution fee on Class B and Class C shares is limited by the NASD asset-based sales charge rule. See "Limitations on the Payment of Deferred Sales Charges" below. The proceeds from the ongoing account maintenance fee are used to compensate Merrill Lynch for providing continuing account maintenance activities.

  Contingent Deferred Sales Charges--Class B Shares. Class B shares that are redeemed within four years after purchase may be subject to a CDSC at the rates set forth below charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no CDSC will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

  The following table sets forth the rates of the Class B CDSC:

                                                              CLASS B CDSC AS A
       YEAR SINCE                                                PERCENTAGE
        PURCHASE                                              OF DOLLAR AMOUNT
      PAYMENT MADE                                            SUBJECT TO CHARGE
      ------------                                            -----------------
       0-1...................................................       4.00%
       1-2...................................................       3.00%
       2-3...................................................       2.00%
       3-4...................................................       1.00%
       4 and thereafter......................................       0.00%

  For the fiscal year ended November 30, 1996, the Distributor received CDSCs of $54,951 with respect to redemptions of Class B shares, all of which were paid to Merrill Lynch.

  In determining whether a CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest possible applicable rate being charged. Therefore, it will be assumed that the redemption is first of shares held for over four years or shares acquired pursuant to reinvestment of dividends or distributions and then of shares held longest during the four year period. The charge will not be applied to dollar amounts representing an increase in the net asset value since the time of purchase. A transfer of shares from a shareholder's account to another account will be assumed to be made in the same order as a redemption.

  To provide an example, assume an investor purchased 100 Class B shares at $10 per share (at a cost of $1,000) and in the third year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 shares (proceeds of $600), 10 shares will not be subject to the CDSC because of dividend reinvestment. With respect to the remaining 40 shares, the CDSC is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 2.0% (the applicable rate in the third year after purchase).

  The Class B CDSC is waived on redemptions of shares in connection with certain post-retirement withdrawals from an Individual Retirement Account ("IRA") or other retirement plan or following the death or disability (as defined in the Code) of a shareholder. The Class B CDSC also is waived on redemptions of shares by certain eligible 401(a) and eligible 401(k) plans. The CDSC also is waived for any Class B shares which are purchased by eligible 401(k) or eligible 401(a) plans which are rolled over into a Merrill Lynch or Merrill Lynch Trust Company custodied IRA and held in such account at the time of redemption. The Class B CDSC also is waived for any Class B shares which are purchased by a Merrill Lynch rollover IRA that was funded by a rollover from a terminated 401(k) plan managed by the MLAM Private Portfolio Group and held in such account at the time of redemption. Additional information concerning the waiver of the Class B CDSC is set forth in the Statement of Additional Information. The terms of the CDSC may be modified in connection with certain fee-based programs. See "Shareholder Services--Fee-Based Programs."

  Contingent Deferred Sales Charges--Class C Shares. Class C shares that are redeemed within one year of purchase may be subject to a 1.0% CDSC charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no Class C CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no Class C CDSC will be assessed on shares derived from reinvestment of dividends or capital gains distributions. The Class C CDSC may be waived in connection with certain fee-based programs. See "Shareholder Services--Fee-Based Programs." For the fiscal year ended November 30, 1996, the Distributor received CDSCs of $1,532 with respect to redemptions of Class C shares, all of which were paid to Merrill Lynch.

  In determining whether a Class C CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest possible rate being charged. Therefore, it will be assumed that the redemption is first of shares held for over one year or shares acquired pursuant to reinvestment of dividends or distributions and then of shares held longest during the one-year period. The charge will not be applied to dollar amounts representing an increase in the net asset value since the time of purchase. A transfer of shares from a shareholder's account to another account will be assumed to be made in the same order as a redemption.

  Conversion of Class B Shares to Class D Shares. After approximately eight years (the "Conversion Period"), Class B shares will be converted automatically into Class D shares of the Fund. Class D shares are subject to an ongoing account maintenance fee of 0.25% of net assets but are not subject to the distribution fee that is borne by Class B shares. Automatic conversion of Class B shares into Class D shares will occur at least once each month (on the "Conversion Date") on the basis of the relative net asset values of the shares of the two classes on the Conversion Date, without the imposition of any sales load, fee or other charge. Conversion of Class B shares to Class D shares will not result in recognized gain or loss to shareholders for Federal income tax purposes.

  In addition, shares purchased through reinvestment of dividends on Class B shares also will convert automatically to Class D shares. The Conversion Date for dividend reinvestment shares will be calculated taking into account the length of time the shares underlying such dividend reinvestment shares were outstanding. If at a Conversion Date the conversion of Class B shares to Class D shares of the Fund in a single account will result in less than $50 worth of Class B shares being left in the account, all of the Class B shares of the Fund held in the account on the Conversion Date will be converted to Class D shares of the Fund.

  Share certificates for Class B shares of the Fund to be converted must be delivered to the Transfer Agent at least one week prior to the Conversion Date applicable to those shares. In the event that such certificates are not received by the Transfer Agent at least one week prior to the Conversion Date, the related Class B shares will convert to Class D shares on the next scheduled Conversion Date after such certificates are delivered.

  In general, Class B shares of equity MLAM-advised mutual funds will convert approximately eight years after initial purchase, and Class B shares of taxable and tax-exempt fixed-income MLAM-advised mutual funds will convert approximately ten years after initial purchase. The Conversion Period is modified for shareholders who purchased Class B shares through certain retirement plans which qualified for a waiver of the CDSC normally imposed on purchases of Class B shares ("Class B Retirement Plans"). When the first share of any MLAM-advised mutual fund purchased by a Class B Retirement Plan has been held for ten years (i.e., ten years from the date the relationship between MLAM-advised mutual funds and the Class B Retirement Plan was established), all Class B shares of all MLAM-advised mutual funds held in that Class B Retirement Plan will be converted into Class D shares of the appropriate funds. Subsequent to such conversion, that Class B Retirement Plan will be sold Class D shares of the appropriate funds at net asset value per share.

  The Conversion Period also may be modified for retirement plan investors who participate in certain fee-based programs. See "Shareholder Services--Fee-Based Programs."

DISTRIBUTION PLANS

  The Fund has adopted separate distribution plans for Class B, Class C and Class D shares pursuant to Rule 12b-1 under the Investment Company Act (each a "Distribution Plan") with respect to the account maintenance and/or distribution fees paid by the Fund to the Distributor with respect to such classes. The Class B and Class C Distribution Plans provide for the payment of account maintenance fees and distribution fees, and the Class D Distribution Plan provides for the payment of account maintenance fees.

  The Distribution Plans for Class B, Class C and Class D shares each provide that the Fund pays the Distributor an account maintenance fee relating to the shares of the relevant class, accrued daily and paid monthly, at the annual rate of 0.25% of the average daily net assets of the Fund attributable to shares of the relevant class in order to compensate the Distributor and Merrill Lynch (pursuant to a sub-agreement) in connection with account maintenance activities.

  The Distribution Plans for Class B and Class C shares each provide that the Fund also pays the Distributor a distribution fee relating to the shares of the relevant class, accrued daily and paid monthly, at the annual rate of 0.75% of the average daily net assets of the Fund attributable to the shares of the relevant class in order to compensate the Distributor and Merrill Lynch (pursuant to a sub-agreement) for providing distribution services, and bearing certain distribution-related expenses of the Fund, including payments to financial consultants for selling Class B and Class C shares of the Fund. The Distribution Plans related to Class B and Class C shares are designed to permit an investor to purchase Class B and Class C shares through dealers without the assessment of an initial sales charge and at the same time permit the dealer to compensate its financial consultants in connection with the sale of the Class B and Class C shares. In this regard, the purpose and function of the ongoing distribution fees and the CDSC are the same as those of the initial sales charges with respect to the Class A and Class D shares of the Fund in that the deferred sales charges provide for the financing of the distribution of the Fund's Class B and Class C shares.

  For the fiscal year ended November 30, 1996, the Fund paid the Distributor $70,613 pursuant to the Class B Distribution Plan (based on average net assets subject to such Class B Distribution Plan of approximately $7.1 million), all of which was paid to Merrill Lynch for providing account maintenance and distribution-related activities and services in connection with Class B shares. For the fiscal year ended November 30, 1996, the Fund paid the Distributor $8,155 pursuant to the Class C Distribution Plan (based on average net assets subject to such Class C Distribution Plan of approximately $818,000), all of which was paid to Merrill Lynch for providing account maintenance and distribution-related activities and services in connection with Class C shares. For the fiscal year ended November 30, 1996, the Fund paid the Distributor $3,247 pursuant to the Class D Distribution Plan (based on average net assets subject to such Class D Distribution Plan of approximately $1.3 million), all of which was paid to Merrill Lynch for providing account maintenance activities in connection with Class D shares.

  The payments under the Distribution Plans are based on a percentage of average daily net assets attributable to the shares regardless of the amount of expenses incurred, and, accordingly, distribution-related revenues from the Distribution Plans may be more or less than distribution-related expenses. Information with respect to the distribution-related revenues and expenses is presented to the Directors for their consideration in connection with their deliberations as to the continuance of the Class B and Class C Distribution Plans. This information is presented annually as of December 31 of each year on a "fully allocated accrual" basis and quarterly on a "direct expense and revenue/cash" basis. On the fully allocated accrual basis, revenues consist of the account maintenance fees, distribution fees, the CDSCs and certain other related revenues, and expenses consist of financial consultant compensation, branch office and regional operation center selling and transaction processing expenses, advertising, sales promotional and market expenses, corporate overhead and interest expense. On the direct expense and revenue/cash basis, revenues consist of the account maintenance fees, distribution fees and CDSCs, and the expenses consist of financial consultant compensation.

  As of December 31, 1996, with respect to Class B shares, the fully allocated accrual expenses for the period since December 30, 1994 (commencement of operations) incurred by the Distributor and Merrill Lynch exceeded fully allocated accrual revenues by approximately $116,000 (2.21% of Class B net assets at that date). For Class B shares, as of November 30, 1996, direct cash revenues for the period since the commencement of operations exceeded direct cash expenses by $72,054 (1.26% of Class B net assets at that date). As of December 31, 1996, with respect to Class C shares, the fully allocated accrual expenses for the period since December 30, 1994 (commencement of operations) incurred by the Distributor and Merrill Lynch exceeded fully accrual revenues by approximately $9,000 (1.71% of Class C net assets at that date). For Class C shares, as of November 30, 1996, direct cash revenues for the period since the commencement of operations exceeded direct cash expenses by $13,077 (1.89% of Class C net assets at that date).

  Limitations on the Payment of Deferred Sales Charges. The maximum sales charge rule in the Conduct Rules of the NASD imposes a limitation on certain asset-based sales charges such as the distribution fee and the CDSC, borne by the Class B and Class C shares but not the account maintenance fee. The maximum sales charge rule is applied separately to each class. As applicable to the Fund, the maximum sales charge rule limits the aggregate of distribution fee payments and CDSCs payable by the Fund to (1) 6.25% of eligible gross sales of Class B shares and Class C shares, computed separately (defined to exclude shares issued pursuant to dividend reinvestments and exchanges) plus (2) interest on the unpaid balance for the respective class, computed separately, at the prime rate plus 1% (the unpaid balance being the maximum amount payable minus amounts received from the payment of the distribution fee and the CDSC). In connection with the Class B shares, the Distributor voluntarily has agreed to waive interest charges on the unpaid balance in excess of 0.50% of eligible gross sales. Consequently, the maximum amount payable to the Distributor (referred to as the "voluntary maximum") in connection with the Class B shares is 6.75% of eligible gross sales. The Distributor retains the right to stop waiving the interest charges at any time. To the extent payments would exceed the voluntary maximum, the Fund will not make further payments of the distribution fee with respect to Class B shares, and any CDSCs will be paid to the Fund rather than to the Distributor; however, the Fund will continue to make payments of the account maintenance fee. In certain circumstances, the amount payable pursuant to the voluntary maximum may exceed the amount payable under the NASD formula. In such circumstances, payments in excess of the amount payable under the NASD formula will not be made.

  The Fund has no obligation with respect to distribution and/or account maintenance-related expenses incurred by the Distributor and Merrill Lynch in connection with Class B, Class C and Class D shares, and there is no assurance that the Directors of the Fund will approve the continuance of the Distribution Plans from year to year. However, the Distributor intends to seek annual continuation of the Distribution Plans. In their review of the Distribution Plans, the Directors will be asked to take into consideration expenses incurred in connection with the account maintenance and/or distribution of each class of shares separately. The initial sales charges, the account maintenance fee, the distribution fee and/or the CDSCs received with respect to one class will not be used to subsidize the sale of shares of another class. Payments of the distribution fee on Class B shares will terminate upon conversion of those Class B shares into Class D shares as set forth above under "Deferred Sales Charge Alternatives--Class B and Class C Shares--Conversion of Class B Shares to Class D Shares."

                              REDEMPTION OF SHARES

  The Fund is required to redeem for cash all shares of the Fund on receipt of a written request in proper form. The redemption price is the net asset value per share next determined after the initial receipt of proper notice of redemption, except that the redemption price for any class of shares redeemed during the first 12 months after purchase will be the net asset value per share minus a redemption fee of 2.0% of the net asset value of the shares being redeemed. The redemption fee is designed to discourage short-term trading in shares of the Fund, is retained by the Fund and may be used to cover the cost of liquidating portfolio securities. Except for such redemption fee and any CDSC which may be applicable, there will be no charge for redemption if the redemption request is sent directly to the Transfer Agent. Shareholders liquidating their holdings will receive upon redemption all dividends and capital gains reinvested through the date of redemption. The value of shares at the time of redemption may be more or less than the shareholder's cost, depending on the market value of the securities held by the Fund at such time.

REDEMPTION

  A shareholder wishing to redeem shares may do so without charge by tendering the shares directly to the Transfer Agent, Merrill Lynch Financial Data Services, Inc., P.O. Box 45289, Jacksonville, Florida 32232-5289. Redemption requests delivered other than by mail should be delivered to Merrill Lynch Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484. Proper notice of redemption in the case of shares deposited with the Transfer Agent may be accomplished by a written letter requesting redemption. Proper notice of redemption in the case of shares for which certificates have been issued may be accomplished by a written letter as noted above accompanied by certificates for the shares to be redeemed. The notice in either event requires the signatures of all persons in whose names the shares are registered, signed exactly as their names appear on the Transfer Agent's register or on the certificate, as the case may be. The signature(s) on the redemption request must be guaranteed by an "eligible guarantor institution" (including, for example, Merrill Lynch branches and certain other financial institutions) as such is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, the existence and validity of which may be verified by the Transfer Agent through the use of industry publications. Notarized signatures are not sufficient. In certain instances, the Transfer Agent may require additional documents, such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority. For shareholders redeeming directly with the Transfer Agent, payment will be mailed within seven days of receipt of a proper notice of redemption.

  At various times the Fund may be requested to redeem shares for which it has not yet received good payment. The Fund may delay or cause to be delayed the mailing of a redemption check until such time as "good payment" (e.g., cash or certified check drawn on a U.S. bank) has been collected for the purchase of such shares. Normally, this delay will not exceed 10 days.

REPURCHASE

  The Fund also will repurchase shares through a shareholder's listed securities dealer. The Fund normally will accept orders to repurchase shares by wire or telephone from dealers for their customers at the net asset value next computed after receipt of the order by the dealer, provided that the request for repurchase is received by the dealer prior to the close of business on the NYSE (generally, 4:00 p.m., New York time) on the day received and that such request is received by the Fund from such dealer not later than 30 minutes after the close of business on the NYSE on the same day. Dealers have the responsibility of submitting such repurchase requests to the Fund not later than 30 minutes after the close of business on the NYSE in order to obtain that day's closing price.

  The foregoing repurchase arrangements are for the convenience of shareholders and do not involve a charge by the Fund (other than any applicable redemption fee and CDSC in the case of Class B or Class C shares). Securities firms which do not have selected dealer agreements with the Distributor, however, may impose a transaction charge on the shareholder for transmitting the notice of repurchase to the Fund. Merrill Lynch may charge its customers a processing fee (presently $4.85, but as of May 1, 1997, $5.35) to confirm a repurchase of shares to such customers. Repurchases directly through the Transfer Agent are not subject to the processing fee. The Fund reserves the right to reject any order for repurchase, which right of rejection might adversely affect shareholders seeking redemption through the repurchase procedure. However, a shareholder whose order for repurchase is rejected by the Fund may redeem shares as set forth above.

  Redemption payments will be made within seven days of the proper tender of the certificates, if any, and stock power or letter requesting redemption, in each instance with signatures guaranteed as noted above.

                              SHAREHOLDER SERVICES

  The Fund offers a number of shareholder services and investment plans designed to facilitate investment in shares of the Fund. Full details as to each of such services, copies of the various plans described below and instructions as to how to participate in the various services or plans, or to change options with respect thereto, can be obtained from the Fund by calling the telephone number on the cover page hereof or from the Distributor or Merrill Lynch. Certain of these services are available only to U.S. investors.

INVESTMENT ACCOUNT

  Each shareholder whose account is maintained at the Transfer Agent has an "Investment Account" and will receive, at least quarterly, statements from the Transfer Agent. The statements will serve as transaction confirmations for automatic investment purchases and the reinvestment of ordinary income dividends. The statements also will show any other activity in the account since the preceding statement. Shareholders will receive separate transaction confirmations for each purchase or sale transaction other than automatic investment purchases and the reinvestment of income dividends. A shareholder may make additions to his or her Investment Account at any time by mailing a check directly to the Transfer Agent. Shareholders also may maintain their accounts through Merrill Lynch. Upon the transfer of shares out of a Merrill Lynch brokerage account, an Investment Account in the transferring shareholder's name will be opened automatically without charge, at the Transfer Agent. Shareholders considering transferring their Class A or Class D shares from Merrill Lynch to another brokerage firm or financial institution should be aware that, if the firm to which the Class A or Class D shares are to be transferred will not take delivery of shares of the Fund, a shareholder either must redeem the Class A or Class D shares (paying any applicable redemption fee and CDSC) so that the cash proceeds can be transferred to the account at the new firm or such shareholder must continue to maintain an Investment Account at the Transfer Agent for those Class A or Class D shares.

Shareholders interested in transferring their Class B or Class C shares from Merrill Lynch and who do not wish to have an Investment Account maintained for such shares at the Transfer Agent may request their new brokerage firm to maintain such shares in an account registered in the name of the brokerage firm for the benefit of the shareholder at the Transfer Agent. Shareholders considering transferring a tax deferred retirement account such as an IRA from Merrill Lynch to another brokerage firm or financial institution should be aware that, if the firm to which the retirement account is to be transferred will not take delivery of shares of the Fund, a shareholder must either redeem the shares (paying any applicable redemption fee and CDSC) so that the cash proceeds can be transferred to the account at the new firm, or such shareholder must continue to maintain a retirement account at Merrill Lynch for those shares.

AUTOMATIC REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

  All dividends and capital gains distributions are automatically reinvested in full and fractional shares of the Fund, without a sales charge, at the net asset value per share next determined after the close of business on the NYSE on the ex-dividend date of such dividend. A shareholder, at any time, by written notification to Merrill Lynch if the shareholder's account is maintained with Merrill Lynch or by written notification or telephone call (1-800-MER-FUND) to the Transfer Agent if the shareholder's account is maintained with the Transfer Agent, may elect to have subsequent dividends paid in cash, rather than reinvested, in which event payment will be mailed on or about the payment date. No redemption fee or CDSC will be imposed on redemptions of shares issued as a result of the automatic reinvestment of dividends or distributions.

AUTOMATIC INVESTMENT PLANS

  Regular additions of Class A, Class B, Class C and Class D shares may be made to an investor's Investment Account by prearranged charges of $50 or more to his or her regular bank account. Alternatively, investors who maintain CMA(R) or CBA(R) accounts may arrange to have periodic investments made in the Fund in their CMA(R) or CBA(R) account or in certain related accounts in amounts of $100 or more ($1 for retirement accounts) through the CMA(R)/CBA(R) Automated Investment Program.

FEE-BASED PROGRAMS

  Certain Merrill Lynch fee-based programs, including pricing alternatives for securities transactions, (each referred to in this paragraph as a "Program") may permit the purchase of Class A shares at net asset value. Under specified circumstances, participants in certain Programs may deposit other classes of shares which will be exchanged for Class A shares. Initial or deferred sales charges otherwise due in connection with such exchanges may be waived or modified, as may the Conversion Period applicable to the deposited shares. Termination of participation in a Program may result in the redemption of shares held therein or the automatic exchange thereof to another class at net asset value, which may be shares of a money market fund. In addition, upon termination of participation in a Program, shares that have been held for less than specified periods within such Program may be subject to a fee based upon the current value of such shares. These Programs also generally prohibit such shares from being transferred to another account at Merrill Lynch, to another broker-dealer or to the Transfer Agent. Except in limited circumstances (which may also involve an exchange as described above), such shares must be redeemed and another class of shares purchased (which may involve the imposition of initial or deferred sales charges and distribution and account maintenance fees) in order for the investment not to be subject to Program fees. Additional information regarding a specific

Program (including charges and limitations on transferability applicable to shares that may be held in such Program) is available in such Program's client agreement and from Merrill Lynch Investor Services at (800) MER-FUND or (800) 637-3863.

                                PERFORMANCE DATA

  From time to time, the Fund may include its average annual total return for various specified time periods in advertisements or information furnished to present or prospective shareholders. Average annual total return is computed separately for Class A, Class B, Class C and Class D shares in accordance with a formula specified by the Commission.

  Average annual total return quotations for the specified periods will be computed by finding the average annual compounded rates of return (based on net investment income and any capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return will be computed assuming all dividends are reinvested and taking into account all applicable recurring and nonrecurring expenses, including any redemption fee that would be applicable to a complete redemption of the investment at the end of the specified period, any CDSC that would be applicable to a complete redemption of the investment at the end of the specified period such as in the case of Class B and Class C shares and the maximum sales charge in the case of Class A and Class D shares. Dividends paid by the Fund with respect to all shares, to the extent any dividends are paid, will be calculated in the same manner at the same time on the same day and will be in the same amount, except that account maintenance and distribution fees and any incremental transfer agency costs relating to each class of shares will be borne exclusively by that class. The Fund will include performance data for all classes of shares of the Fund in any advertisement or information including performance data of the Fund.

  The Fund also may quote total return and aggregate total return performance data for various specified time periods. Such data will be calculated substantially as described above, except that (1) the rates of return calculated will not be average annual rates, but rather, actual annual, annualized or aggregate rates of return, and (2) the maximum applicable sales charges will not be included with respect to annual or annualized rates of return calculations. Aside from the impact on the performance data calculations of including or excluding the maximum applicable sales charges, actual annual or annualized total return data generally will be lower than average annual total return data since the average annual rates of return reflect compounding; aggregate total return data generally will be higher than average annual total return data since the aggregate rates of return reflect compounding over longer periods of time. In advertisements directed to investors whose purchases are subject to reduced sales charges in the case of Class A and Class D shares or to waiver of the CDSC in the case of Class B shares (such as investors in certain retirement plans), performance data may take into account the reduced, and not the maximum, sales charge or may not take into account the CDSC and therefore may reflect greater total return since, due to the reduced sales charges or waiver of the CDSC, a lower amount of expenses may be deducted. See "Purchase of Shares." The Fund's total return may be expressed either as a percentage or as a dollar amount in order to illustrate the effect of such total return on a hypothetical $1,000 investment in the Fund at the beginning of each specified period.

  Total return figures are based on the Fund's historical performance and are not intended to indicate future performance. The Fund's total return will vary depending on market conditions, the securities comprising the Fund's portfolio, the Fund's operating expenses and the amount of realized and unrealized net capital gains or losses during the period. The value of an investment in the Fund will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.

  On occasion, the Fund may compare its performance to the Standard & Poor's 500 Index, the Dow Jones Industrial Average, or to performance data published by Lipper Analytical Services, Inc., Morningstar Publications, Inc., Money Magazine, U.S. News & World Report, Business Week, CDA Investment Technology, Inc., Forbes Magazine, Fortune Magazine or other industry publications. In addition, from time to time the Fund may include the Fund's risk adjusted performance ratings assigned by Morningstar Publications, Inc. in advertising or supplemental sales literature. As with other performance data, performance comparisons should not be considered indicative of the Fund's relative performance for any future period.

                             ADDITIONAL INFORMATION

DIVIDENDS AND DISTRIBUTIONS

  It is the Fund's intention to distribute substantially all of its net investment income, if any. Dividends from such net investment income will be paid at least annually. All net realized long- or short-term capital gains, if any, will be distributed as dividends to the Fund's shareholders at least annually. The per share dividends on each class of shares will be reduced as a result of any account maintenance, distribution and transfer agency fees applicable to that class. See "Determination of Net Asset Value." Dividends may be reinvested automatically in shares of the Fund at net asset value without a sales charge. Shareholders may elect in writing to receive any such dividends in cash. See "Shareholder Services." Dividends are taxable to shareholders as discussed below whether they are reinvested in shares of the Fund or received in cash. From time to time, the Fund may declare a special distribution at or about the end of the calendar year in order to comply with a Federal income tax requirement that certain percentages of its ordinary income and capital gains be distributed during the calendar year.

  Gains or losses attributable to certain foreign currency transactions may increase or decrease the amount of the Fund's income available for distribution to shareholders. If such losses exceed other ordinary income during a taxable year, (a) the Fund would not be able to make any ordinary income dividend distributions and (b) all or a portion of distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, rather than as an ordinary income dividend, thereby reducing each shareholder's tax basis in Fund shares for Federal income tax purposes and resulting in a capital gain for any shareholder who received a distribution greater than such shareholder's tax basis in Fund shares (assuming that the shares were held as a capital asset). See "Taxes" below.

TAXES

  The Fund intends to continue to qualify for the special tax treatment afforded regulated investment companies ("RICs") under the Code. As long as it so qualifies, the Fund (but not its shareholders) will not be subject to Federal income tax on the part of its net ordinary income and net realized capital gains which it distributes to Class A, Class B, Class C and Class D shareholders (together the "shareholders"). The Fund intends to distribute substantially all of such income.

  Dividends paid by the Fund from its ordinary income or from an excess of net short-term capital gains over net long-term capital losses (together referred to hereafter as "ordinary income dividends") are taxable to shareholders as ordinary income. Distributions made from an excess of net long-term capital gains over net short-term capital losses (including gains or losses from certain transactions in warrants, futures and options) ("capital gain dividends") are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder has owned Fund shares. Any loss upon the sale or exchange of Fund shares held for six months or less, however, will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset).

  Dividends are taxable to shareholders even though they are reinvested in additional shares of the Fund. Not later than 60 days after the close of its taxable year, the Fund will provide its shareholders with a written notice designating the amounts of any ordinary income dividends or capital gain dividends. Distributions by the Fund, whether from ordinary income or capital gains, generally will not be eligible for the dividends received deduction allowed to corporations under the Code. If the Fund pays a dividend in January which was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which such dividend was declared.

  Ordinary income dividends paid to shareholders who are nonresident aliens or foreign entities will be subject to a 30% U.S. withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the U.S. withholding tax.

  Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Shareholders may be able to claim U.S. foreign tax credits with respect to such taxes, subject to certain conditions and limitations contained in the Code. For example, certain retirement accounts cannot claim foreign tax credits on investments in foreign securities held in the Fund. If more than 50% in value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible, and intends, to file an election with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to include their proportionate shares of such withholding taxes in their U.S. income tax returns as gross income, treat such proportionate shares as taxes paid by them, and deduct such proportionate shares in computing their taxable incomes or, alternatively, use them as foreign tax credits against their U.S. income taxes. No deductions for foreign taxes, however, may be claimed by noncorporate shareholders who do not itemize deductions. A shareholder that is a nonresident alien individual or a foreign corporation may be subject to U.S. withholding tax on the income resulting from the Fund's election described in this paragraph but may not be able to claim a credit or deduction against such U.S. tax for the foreign taxes treated as having been paid by such shareholder. The Fund will report annually to its shareholders the amount per share of such withholding taxes.

  Under certain provisions of the Code, some shareholders may be subject to a 31% withholding tax on ordinary income dividends, capital gain dividends and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

  The Fund may invest up to 10% of its total assets in securities of other investment companies. If the Fund purchases shares of an investment company (or similar investment entity) organized under foreign law, the Fund will be treated as owning shares in a passive foreign investment company ("PFIC") for U.S. Federal income tax purposes. The Fund may be subject to U.S. Federal income tax, and an additional tax in the nature of interest (the "interest charge"), on a portion of the distributions from such a company and on gain from the disposition of the shares of such a company (collectively referred to as "excess distributions"), even if such excess distributions are paid by the Fund as a dividend to its shareholders. The Fund may be eligible to make an election with respect to certain PFICs in which it owns shares that will allow it to avoid the taxes on excess distributions. However, such election may cause the Fund to recognize income in a particular year in excess of the distributions received from such PFICs. Alternatively, under proposed regulations the Fund would be able to elect to "mark to market" at the end of each taxable year all shares that it holds in PFICs. If it made this election, the Fund would recognize as ordinary income any increase in the value of such shares. Unrealized losses, however, would not be recognized. By making the mark-to-market election, the Fund could avoid imposition of the interest charge with respect to its distributions from PFICs, but in any particular year might be required to recognize income in excess of the distributions it received from PFICs and its proceeds from dispositions of PFIC stock.

  Under Code Section 988, foreign currency gains or losses from certain debt instruments, from certain forward contracts, from futures contracts that are not "regulated futures contracts" and from unlisted options will generally be treated as ordinary income or loss. Such Code Section 988 gains or losses will generally increase or decrease the amount of the Fund's investment company taxable income available to be distributed to shareholders as ordinary income. Additionally, if Code Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary income dividend distributions, and all or a portion of distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing the basis of each shareholder's Fund shares and resulting in a capital gain for any shareholder who received a distribution greater than the shareholder's tax basis in Fund shares (assuming that the shares were held as a capital asset).

  No gain or loss will be recognized by Class B shareholders on the conversion of their Class B shares into Class D shares. A shareholder's basis in the Class D shares acquired will be the same as such shareholder's basis in the Class B shares converted, and the holding period for the acquired Class D shares will include the holding period for the converted Class B shares.

  A loss realized on a sale of shares of the Fund will be disallowed if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

  The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

  Ordinary income and capital gain dividends also may be subject to state and local taxes.

  Certain states exempt from state income taxation dividends paid by RICs which are derived from interest on U.S. Government obligations. State law varies as to whether dividend income attributable to U.S. Government obligations is exempt from state income tax.

  Shareholders are urged to consult their tax advisers regarding specific questions as to Federal, foreign, state or local taxes. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in the Fund.

DETERMINATION OF NET ASSET VALUE

  The net asset value per share of all classes of the Fund is determined once daily, as of 15 minutes after the close of business on the NYSE (generally, 4:00 p.m., New York time), on each day during which the NYSE is open for trading. Any assets or liabilities initially expressed in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the day of valuation. The net asset value per share is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time. Expenses, including the fees payable to the Manager and the Distributor, are accrued daily.

  The per share net asset value of Class A shares generally will be higher than the per share net asset value of shares of the other classes, reflecting the daily expense accruals of the account maintenance, distribution and higher transfer agency fees applicable with respect to Class B and Class C shares and the daily expense accruals of the account maintenance fees applicable with respect to Class D shares; in addition, the per share net asset value of Class D shares generally will be higher than the per share net asset value of Class B and Class C shares, reflecting the daily expense accruals of the distribution and higher transfer agency fees applicable with respect to Class B and Class C shares. It is expected, however, that the per share net asset value of the classes will tend to converge (although not necessarily meet) immediately after the payment of dividends or distributions, which will differ by approximately the amount of the expense accrual differentials between the classes.

  Portfolio securities that are traded on stock exchanges are valued at the last sale price (regular way) on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities traded in the OTC market are valued at the last available bid price in the OTC market prior to the time of valuation. Securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market. When the

Fund writes an option, the amount of the premium received is recorded on the books of the Fund as an asset and an equivalent liability. The amount of the liability subsequently is valued to reflect the current market value of the option written, based upon the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased by the Fund are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not readily available are valued at fair market value as determined in good faith by or under the direction of the Board of Directors of the Fund.

ORGANIZATION OF THE FUND

  The Fund was incorporated under Maryland law on March 15, 1994. As of the date of this Prospectus, it has an authorized capital of 400,000,000 shares of Common Stock, par value $0.10 per share, divided into four classes, designated Class A, Class B, Class C and Class D Common Stock, each of which consists of 100,000,000 shares. Shares of Class A, Class B, Class C and Class D represent interests in the same assets of the Fund and are identical in all respects except that Class B, Class C and Class D shares bear certain expenses related to the account maintenance associated with such shares, and Class B and Class C shares bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to such account maintenance fees and distribution expenditures. See "Purchase of Shares." Shares issued by the Fund are fully paid, non-assessable and have no preemptive or conversion rights.

  Shareholders are entitled to one vote for each share held and fractional votes for fractional shares held and will vote on the election of Directors and any other matters submitted to a shareholder vote. The Fund does not intend to hold an annual meeting of shareholders in any year in which the Investment Company Act does not require shareholders to elect Directors. Also, the by-laws of the Fund require that a special meeting of shareholders be held upon the written request of at least 10% of the outstanding shares of the Fund entitled to vote at such meeting, if they comply with applicable Maryland law. The Fund will assist in shareholder communications in the manner described in Section 16(c) of the Investment Company Act.

  Voting rights for Directors are not cumulative. Each share of Common Stock is entitled to participate equally in dividends declared by the Fund and in the net assets of the Fund upon liquidation or dissolution after satisfaction of outstanding liabilities, except that, as noted above, expenses related to the distribution of the shares of a class will be borne solely by such class.

SHAREHOLDER REPORTS

  Only one copy of each shareholder report and certain shareholder communications will be mailed to each identified shareholder regardless of the number of accounts such shareholder has. If a shareholder wishes to receive separate copies of each report and communication for each of the shareholder's related accounts, the shareholder should notify in writing:

      Merrill Lynch Financial Data Services, Inc.
      P.O. Box 45289
      Jacksonville, FL 32232-5289

  The written notification should include the shareholder's name, address, tax identification number and Merrill Lynch and/or mutual fund account numbers. If you have any questions regarding this, please call your Merrill Lynch Financial Consultant or Merrill Lynch Financial Data Services, Inc. at 1-800-637-3863.

SHAREHOLDER INQUIRIES

  Shareholder inquiries may be addressed to the Fund at the address or telephone number set forth on the cover page of this Prospectus.

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                                       54

                                   APPENDIX A

           FUTURES, OPTIONS AND FORWARD FOREIGN EXCHANGE TRANSACTIONS

  The Fund is authorized to engage in various portfolio hedging strategies. The Fund may engage in various portfolio strategies to hedge its portfolio against investment and currency risks. These strategies include the use of options on portfolio securities, currency and stock index options and futures, options on such futures and forward foreign exchange transactions. The Fund may enter into such transactions only in connection with its hedging strategies. While the Fund's use of hedging strategies is intended to reduce the volatility of the net asset value of Fund shares, the net asset value of the Fund's shares will fluctuate. There can be no assurance that the Fund's hedging transactions will be effective. Furthermore, the Fund may not necessarily be engaging in hedging activities when movements in the equity markets or currency exchange rates occur. Reference is made to the Statement of Additional Information for further information concerning these strategies.

  Although certain risks are involved in futures and options transactions (as discussed below in "Risk Factors in Futures, Options and Currency Transactions"), the Manager believes that, because the Fund only will engage in these transactions for hedging purposes, the futures and options portfolio strategies of the Fund will not subject the Fund to the risks frequently associated with the speculative use of futures and options transactions. Tax requirements may limit the Fund's ability to engage in the hedging transactions and strategies discussed below. See "Additional Information--Taxes."

  Set forth below are descriptions of certain hedging strategies in which the Fund is authorized to engage.

  Writing Covered Options. The Fund is authorized to write (i.e., sell) covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to certain of such options. A covered call option is an option where the Fund in return for a premium gives another party a right to buy specified securities owned by the Fund on or before a specified future date and at a specified price set at the time of the contract. The principal reason for writing call options is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. By writing covered call options, the Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the Fund's ability to sell the underlying security will be limited while the option is in effect unless the Fund effects a closing purchase transaction. A closing purchase transaction cancels out the Fund's position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. Covered call options serve as a partial hedge against the price of the underlying security declining.

  The Fund also may write put options which give the holder of the option the right to sell the underlying security to the Fund at the stated exercise price. The Fund will receive a premium for writing a put option which increases the Fund's return. The Fund writes only covered put options, which means that so long as the Fund is obligated as the writer of the option it will, through its custodian, have deposited and maintained cash, cash equivalents, U.S. Government securities or other high grade liquid debt securities denominated in U.S. dollars or non-U.S. currencies with a securities depository with a value equal to or greater than the exercise price of the underlying securities. By writing a put, the Fund will be obligated to purchase the underlying security at a price that may be higher than the market value of that security at the time of exercise for as long as the option is outstanding. The Fund may engage in closing transactions in order to terminate put options that it has written. The Fund will not write put options if the aggregate value of the obligations underlying the put options shall exceed 50% of the Fund's net assets.

  Purchasing Options. The Fund is authorized to purchase put options to hedge against a decline in the market value of its securities. By buying a put option the Fund has a right to sell the underlying security at the exercise price, thus limiting the Fund's risk of loss through a decline in the market value of the security until the put option expires. The amount of any profit on the sale in the value of the underlying security will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the Fund's position as the purchaser of an option by means of any offsetting sale of an identical option prior to the expiration of the option it has purchased.

  In certain circumstances, the Fund may purchase call options on securities held in its portfolio on which it has written call options or on securities which it intends to purchase. The Fund will not purchase options on securities (including stock index options discussed below) if, as a result of such purchase, the aggregate cost of all outstanding options on securities held by the Fund would exceed 5% of the market value of the Fund's total assets.

  Stock or Other Financial Index Futures and Options. The Fund is authorized to engage in transactions in stock or other financial index options and futures (including futures or government bonds), and related options on such futures. The Fund may purchase or write put and call options on stock indices to hedge against the risks of marketwide stock price movements in the securities in which the Fund invests. Options on indices are similar to options on securities except that on exercise or assignment, the parties to the contract pay or receive an amount of cash equal to the difference between the closing value of the index and the exercise price of the option times a specified multiple. The Fund may invest in stock index options based on a broad market index or based on a narrow index representing an industry, country or market segment.

  The Fund also may purchase and sell stock index financial futures contracts and financial futures contracts ("financial futures contracts") as a hedge against adverse changes in the market value of its portfolio securities as described below. A financial futures contract is an agreement between two parties which obligates the purchaser of the financial futures contract to buy and the seller of a financial futures contract to sell a security for a set price on a future date. Unlike most other financial futures contracts, a stock index financial futures contract does not require actual delivery of securities but results in cash settlement based upon the difference in value of the index between the time the contract was entered into and the time of its settlement. The Fund may effect transactions in stock index financial futures contracts in connection with the equity securities in which it invests and in financial futures contracts in connection with the debt securities in which it invests. Transactions by the Fund in stock index futures and financial futures are subject to limitations as described below under "Restrictions on the Use of Futures Transactions."

  The Fund may sell financial futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's securities portfolio that might otherwise result. When the Fund is not fully invested in the securities markets and anticipates a significant market advance, it may purchase futures in order to gain rapid market exposure. This technique generally will allow the Fund to gain exposure to a market in a manner which is more efficient than purchasing individual securities, and may in part or entirely offset increases in the cost of securities in such markets that the Fund ultimately purchases. As such purchases are made, an equivalent amount of financial futures contracts will be terminated by offsetting sales. The Manager does not consider purchases of financial futures contracts to be a speculative practice under these circumstances. It is anticipated that, in a substantial majority of these transactions, the Fund will purchase such securities upon termination of the long futures position, whether the long position is the purchase of a financial futures contract or the purchase of a call option or the writing of a put option on a future, but under unusual circumstances (e.g., the Fund experiences a significant amount of redemptions), a long futures position may be terminated without the corresponding purchase of securities.

  The Fund also has authority to purchase and write call and put options on financial futures contracts and stock indices in connection with its hedging (including anticipatory hedging) activities. Generally, these strategies are utilized under the same market and market sector conditions (i.e., conditions relating to specific types of investments) in which the Fund enters into futures transactions. The Fund may purchase put options or write call options on financial futures contracts and stock indices rather than selling the underlying financial futures contract in anticipation of a decrease in the market value of its securities. Similarly, the Fund may purchase call options, or write put options on financial futures contracts and stock indices, as a substitute for the purchase of such futures to hedge against the increased cost resulting from an increase in the market value of securities which the Fund intends to purchase.

  The Fund may engage in futures and options transactions on U.S. and foreign exchanges and in options in the over-the-counter markets ("OTC options"). Exchange-traded contracts are third-party contracts (i.e., performance of the parties' obligations is guaranteed by an exchange or clearing corporation) which, in general, have standardized strike prices and expiration dates. OTC options transactions are two-party contracts with prices and terms negotiated by the buyer and seller. The Fund may engage in OTC options to effect the same strategies as it would through exchange-traded options. See "Restrictions on OTC Options" below for information as to restrictions on the use of OTC options.

  Foreign Currency Hedging. The Fund has authority to deal in forward foreign exchange among currencies of the different countries in which it will invest and multinational currency units as a hedge against possible variations in the foreign exchange rates among these currencies. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date (up to one year) and price set at the time of the contract. The Fund's dealings in forward foreign exchange will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward foreign currency with respect to specific receivables or payables of the Fund accruing in connection with the purchase and sale of its portfolio securities, the sale and redemption of shares of the Fund or the payment of dividends by the Fund. Position hedging is the sale of forward foreign currency with respect to portfolio security positions denominated or quoted in such foreign currency. The Fund has no limitation on transaction hedging. The Fund will not speculate in forward foreign exchange. If the Fund enters into a position hedging transaction, the Fund's custodian will place cash or liquid securities in a separate account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of such forward contract. If the value of the securities placed in the separate account declines, additional cash or securities will be placed in the account so that the value of the account will equal the amount of the Fund's commitment with respect to such contracts. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. Investors should be aware that U.S. dollar-denominated securities may not be available in some or all developing countries, that the forward currency market for the purchase for U.S. dollars in most, if not all, developing countries is not highly developed and that in certain developing countries no forward market for foreign currencies currently exists or such market may be closed to investment by the Fund.

  The Fund also is authorized to purchase or sell listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures, for example, as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. Dollar-denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund. As an illustration, the Fund may use such techniques to hedge the stated value in U.S. dollars of an investment in a pound sterling denominated security. In such circumstances, for example, the Fund may purchase a foreign currency put option enabling it to sell a specified amount of pounds for dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the pound relative to the dollar will tend to be offset by an increase in the value of the put option. To offset, in whole or in part, the cost of acquiring such a put option, the Fund also may sell a call option which, if exercised, requires it to sell a specified amount of pounds for dollars at a specified price by a future date (a technique called a "straddle"). By selling such a call option in this illustration, the Fund gives up the opportunity to profit without limit from increases in the relative value of the pound to the dollar. The Manager believes that "straddles" of the type which may be utilized by the Fund constitute hedging transactions and are consistent with the policies described above.

  Certain differences exist between these foreign currency hedging instruments. Foreign currency options provide the holder thereof the right to buy or sell a currency at a fixed price on a future date. Listed options are third-party contracts (i.e., performance of the parties' obligations is guaranteed by an exchange or clearing corporation) which are issued by a clearing corporation, traded on an exchange and have standardized strike prices and expiration dates. OTC options are two-party contracts and have negotiated strike prices and expiration dates. A financial futures contract on a foreign currency is an agreement between two parties to buy and sell a specified amount of a currency for a set price on a future date. Financial futures contracts and options on financial futures contracts are traded on boards of trade or futures exchanges. The Fund will not speculate in foreign currency futures, options or related options. Accordingly, the Fund will not hedge a currency substantially in excess of the market value of securities which it has committed or anticipates to purchase which are denominated in such currency and, in the case of securities which have been sold by the Fund but not yet delivered, the proceeds thereof in its denominated currency. Further, the Fund will segregate at its custodian cash, liquid securities having a market value substantially representing any subsequent decrease in the market value of such hedged security, less any initial or variation margin held in the account of its broker. The Fund may not incur potential net liabilities of more than 33 1/3% of its total assets from foreign currency futures, options or related options.

  Restrictions on the Use of Futures Transactions. Regulations of the Commodity Futures Trading Commission applicable to the Fund provide that the futures trading activities described herein will not result in the Fund being deemed a "commodity pool" under such regulations if the Fund adheres to certain restrictions. In particular, the Fund may purchase and sell financial futures contracts and options thereon (i) for bona fide hedging purposes, and (ii) for non-hedging purposes, if the aggregate initial margin and premiums required to establish positions in such contracts and options does not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any such contracts and options. The Fund has undertaken to the State of California that the aggregate margin deposits required on all stock index futures or options thereon, or financial futures or options thereon, held at any time by the Fund will not exceed 5% of the Fund's total assets.

  When the Fund purchases a financial futures contract, or writes a put option or purchases a call option thereon, an amount of cash and cash equivalents will be deposited in a segregated account with the Fund's custodian so that the amount so segregated, plus the amount of initial and variation margin held in the account of its broker, equals the market value of the financial futures contract, thereby ensuring that the use of such financial futures contract is unleveraged.

  Restrictions on OTC Options. The Fund will engage in OTC options, including OTC stock index options, OTC foreign currency options and options on foreign currency futures, only with member banks of the Federal Reserve System and primary dealers in U.S. Government securities or with affiliates of such banks or dealers that have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million or any other bank or dealer having capital of at least $150 million or whose obligations are guaranteed by an entity having capital of at least $150 million.

  The staff of the Securities and Exchange Commission has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the Fund has adopted an investment policy pursuant to which it will not purchase or sell OTC options (including OTC options on financial futures contracts) if, as a result of such transaction, the sum of the market value of OTC options currently outstanding which are held by the Fund, the market value of the underlying securities covered by OTC call options currently outstanding which were sold by the Fund and margin deposits on the Fund's existing OTC options on financial futures contracts exceeds 15% of the total assets of the Fund, taken at market value, together with all other assets of the Fund which are illiquid or are not otherwise readily marketable. However, if the OTC option is sold by the Fund to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and if the Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (i.e., current market value of the underlying security minus the option's strike price). The repurchase price with the primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option, plus the amount by which the option is "in-the-money". This policy as to OTC options is not a fundamental policy of the Fund and may be amended by the Directors of the Fund without the approval of the Fund's shareholders. However, the Fund will not change or modify this policy prior to the change or modification by the Commission staff of its position.

  Risk Factors in Futures, Options and Currency Transactions. Utilization of futures and options transactions to hedge the portfolio, including to affect the Fund's exposure in various markets, involves the risk of imperfect correlation in movements in the price of futures and options and movements in the price of the securities or currencies which are the subject of the hedge. If the price of the options or futures moves more or less than the price of the hedged securities or currencies, the Fund will experience a gain or loss which will not be completely offset by movements in the price of the subject of the hedge. The successful use of futures and options also depends on the Manager's ability to predict correctly price movements in the market involved in a particular options or futures transaction. In addition, futures and options transactions in foreign markets are subject to the risk factors associated with foreign investments generally. See "Risk Factors and Special Considerations."

  The Fund intends to enter into futures and options transactions, on an exchange or in the OTC market, only if there appears to be a liquid secondary market for such options or futures or, in the case of OTC transactions, the Manager believes the Fund can receive on each business day at least two independent bids or offers, unless a quotation from only one dealer is available, in which case only that dealer's price will be used, or which can be sold at a formula price provided for in the OTC option agreement. There can be no assurance, however, that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures position. The inability to close futures and options positions also could have an adverse impact on the Fund's ability to hedge effectively its portfolio. There also is the risk of loss by the Fund of margin deposits or collateral in the event of the bankruptcy of a broker with whom the Fund has an open position in an option, a financial futures contract or related option.

  The exchanges on which the Fund intends to conduct options transactions generally have established limitations governing the maximum number of call or put options on the same underlying security or currency (whether or not covered) that may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). "Trading limits" are imposed on the maximum number of contracts that any person may trade on a particular trading day. The Manager does not believe that these trading and position limits will have any adverse impact on the portfolio strategies for hedging the Fund's portfolio.

                                   APPENDIX B

                 RATINGS OF DEBT SECURITIES AND PREFERRED STOCK

DESCRIPTION OF CORPORATE DEBT RATINGS OF MOODY'S INVESTORS SERVICE, INC. ("MOODY'S")

Aaa
     Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds which are rated Baa are considered as medium grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest payments and principal repayments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investments. Assurance of interest payments and principal repayments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C
     Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF MOODY'S COMMERCIAL PAPER RATINGS

  The term "commercial paper" as used by Moody's means promissory obligations not having an original maturity in excess of nine months. Moody's makes no representations as to whether such commercial paper is by any other definition "commercial paper" or is exempt from registration under the Securities Act of 1933, as amended.

  Moody's Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's makes no representation that such obligations are exempt from registration under the Securities Act of 1933, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers.

  Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of short-term promissory obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

  --Leading market positions in well established industries.

  --High rates of return on funds employed.

  --Conservative capitalization structure with moderate reliance on debt and ample asset protection.

  --Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

  --Well-established access to a range of financial markets and assured sources of alternate liquidity.

  Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

  Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of short-term promissory obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

  Issuers rated Not Prime do not fall within any of the Prime rating categories.

  If an issuer represents to Moody's that its Commercial Paper obligations are supported by the credit of another entity or entities, in assigning ratings to such issuers, Moody's evaluates the financial strength of the affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment. Moody's makes no representation and gives no opinion on the legal validity or enforceability of any support arrangement.

DESCRIPTION OF MOODY'S PREFERRED STOCK RATINGS

  Because of the fundamental differences between preferred stocks and bonds, a variation of the bond rating symbols is being used in the quality ranking of preferred stocks. The symbols presented below are designed to avoid comparison with bond quality in absolute terms. It should always be borne in mind that preferred stock occupies a junior position to bonds within a particular capital structure and that these securities are rated within the universe of preferred stocks.

  Preferred stock rating symbols and their definitions are as follows:

"aaa"An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

"aa" An issue which is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

"a" An issue which is rated "a" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

"baa"An issue which is rated "baa" is considered to be a medium grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

"ba" An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

"b" An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

"caa"An issue which is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

"ca" An issue which is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

"c" This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  Note: Moody's applies numerical modifiers 1, 2 and 3 in each rating classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF CORPORATE DEBT RATINGS OF STANDARD & POOR'S RATINGS SERVICES ("STANDARD & POOR'S")

  A Standard & Poor's corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees.

  The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

  The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

  The ratings are based, in varying degrees, on the following considerations:
(1) likelihood of default capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and
(3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

AAA Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB
     Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest payments and principal repayments. The BB rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BBB-rating.

B Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category also is used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C The rating C typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI The rating CI is reserved for income bonds on which no interest is being paid.

D Debt rated D is in payment default. The D rating category is used when interest payments or principal repayments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

  Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

c The letter c indicates that the holder's option to tender the security for purchase may be canceled under certain prestated conditions enumerated in the tender option documents.

L The letter L indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is federally insured and interest is adequately collateralized. In the case of certificates of deposit, the letter L indicates that the deposit, combined with other deposits being held in the same right and capacity, will be honored for principal and accrued pre-default interest up to the federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

p The letter p indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

   *
     Continuance of the rating is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

N.R. Not rated.

  Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

  Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ("AAA," "AA," "A," "BBB," commonly known as "Investment Grade" ratings) are generally regarded as eligible for bank investment. In addition, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

DESCRIPTION OF STANDARD & POOR'S COMMERCIAL PAPER RATINGS

  A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. Ratings are graded into several categories, ranging from "A-l" for the highest quality obligations to "D" for the lowest. These categories are as follows:

  A-1This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

  A-2
     Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

  A-3Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

  B Issues rated "B" are regarded as having only speculative capacity for timely payment.

  C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

  D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal repayments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period.

  A commercial paper rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

DESCRIPTION OF STANDARD & POOR'S PREFERRED STOCK RATINGS

  A Standard & Poor's preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock dividends and any applicable sinking fund obligations. A preferred stock rating differs from a bond rating inasmuch as it is assigned to an equity issue, which issue is intrinsically different from, and subordinated to, a debt issue. Therefore, to reflect this difference, the preferred stock rating symbol will normally not be higher than the debt rating symbol assigned to, or that would be assigned to, the senior debt of the same issuer.

  The preferred stock ratings are based on the following considerations:

    I. Likelihood of payment-capacity and willingness of the issuer to meet the timely payment of preferred stock dividends and any applicable sinking fund requirements in accordance with the terms of the obligation.

    II. Nature of, and provisions of, the issue.

    III. Relative position of the issue in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

AAA This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA
     A preferred stock issue rated "AA" also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated "AAA."

A An issue rated "A" is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB An issue rated "BBB" is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the "A" category.

BB   Preferred stock rated "BB", "B", and "CCC" are regarded, on balance,
B    as predominately speculative with respect to the issuer's capacity to
CCC pay preferred stock obligations. "BB" indicates the lowest degree of speculation and "CCC" the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CC The rating "CC" is reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

C    A preferred stock rated "C" is a non-paying issue.

D A preferred stock rated "D" is a non-paying issue with the issuer in default on debt instruments.

NR Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

  Plus (+) or minus (-): To provide more detailed indications of preferred stock quality, the ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

  A preferred stock rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor.

  The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

   MERRILL LYNCH MIDDLE EAST/AFRICA FUND, INC.--AUTHORIZATION FORM (PART 1)
-------------------------------------------------------------------------------
1. SHARE PURCHASE APPLICATION
  I, being of legal age, wish to purchase: (choose one)
[_] Class A shares  [_] Class B shares  [_] Class C shares  [_] Class D shares of Merrill Lynch Middle East/Africa Fund, Inc. and establish an Investment Account as described in the Prospectus. In the event that I am not eligible to purchase Class A shares, I understand that Class D shares will be purchased.

  Basis for establishing an Investment Account:
    A. I enclose a check for $............ payable to Merrill Lynch Financial
  Data Services, Inc. as an initial investment (minimum $1,000). I understand that this purchase will be executed at the applicable offering price next to be determined after this Application is received by you.
    B. I already own shares of the following Merrill Lynch mutual funds that would qualify for the right of accumulation as outlined in the Statement of Additional Information: (Please list all funds. Use a separate sheet of paper if necessary.)
1. ....................................     4. ................................
2. ....................................     5. ................................
3. ....................................     6. ................................
Name...........................................................................
  First Name                          Initial                          Last
                                                                       Name
Name of Co-Owner (if any)......................................................
                 First Name                   Initial                  Last
                                                                       Name
Address........................................................................
 .................................................... Date......................
                                       (Zip Code)
Occupation.............................     Name and Address of Employer ......
                                            ...................................
                                            ...................................
 .......................................     ...................................
          Signature of Owner                  Signature of Co-Owner (if any)
(In the case of co-owner, a joint tenancy with rights of survivorship will be presumed unless otherwise specified.)
-------------------------------------------------------------------------------
2. DIVIDEND AND CAPITAL GAIN DISTRIBUTION OPTIONS

     Ordinary Income Dividends               Long-term Capital Gains

     SELECT   [_] Reinvest                   SELECT   [_] Reinvest
     ONE:     [_] Cash                       ONE:     [_] Cash

If no election is made, dividends and capital gains will be automatically reinvested at net asset value without a sales charge.
IF CASH, SPECIFY HOW YOU WOULD LIKE YOUR DISTRIBUTIONS PAID TO YOU: [_] Check or [_] Direct Deposit to bank account
IF DIRECT DEPOSIT TO BANK ACCOUNT IS SELECTED, PLEASE COMPLETE BELOW:
I hereby authorize payment of dividend and capital gain distributions by direct deposit to my bank account and, if necessary, debit entries and adjustments for any credit entries made to my account in accordance with the terms I have selected on the Merrill Lynch Middle East/Africa Fund, Inc. Authorization Form.

SPECIFY TYPE OF ACCOUNT (check one): [_] checking  [_] savings

Name on your Account ..........................................................

Bank Name .....................................................................

Bank Number ........................ Account Number ...........................

Bank Address ..................................................................

I AGREE THAT THIS AUTHORIZATION WILL REMAIN IN EFFECT UNTIL I PROVIDE WRITTEN NOTIFICATION TO MERRILL LYNCH FINANCIAL DATA SERVICES, INC. AMENDING OR TERMINATING THIS SERVICE.

Signature of Depositor ........................................................

Signature of Depositor .................................. Date.................
(if joint account, both must sign)
NOTE: IF DIRECT DEPOSIT TO BANK ACCOUNT IS SELECTED, YOUR BLANK, UNSIGNED
CHECK MARKED "VOID" OR A DEPOSIT SLIP FROM YOUR SAVINGS ACCOUNT SHOULD ACCOMPANY THIS APPLICATION.

 MERRILL LYNCH MIDDLE EAST/AFRICA FUND, INC. -- AUTHORIZATION FORM (PART 1) --
                                  (CONTINUED)
-------------------------------------------------------------------------------
3. SOCIAL SECURITY TAXPAYER IDENTIFICATION NUMBER

           [                                                      ]
           Social Security Number or Taxpayer Identification Number

  Under penalty of perjury, I certify (1) that the number set forth above is my correct Social Security Number or Taxpayer Identification Number and (2) that I am not subject to backup withholding (as discussed under "Additional Information--Taxes") either because I have not been notified that I am subject thereto as a result of a failure to report all interest or dividends, or the Internal Revenue Service (the "IRS") has notified me that I am no longer subject thereto.

  INSTRUCTION: YOU MUST STRIKE OUT THE LANGUAGE IN (2) ABOVE IF YOU HAVE BEEN NOTIFIED THAT YOU ARE SUBJECT TO BACKUP WITHHOLDING DUE TO UNDER-REPORTING AND IF YOU HAVE NOT RECEIVED A NOTICE FROM THE IRS THAT BACKUP WITHHOLDING HAS BEEN TERMINATED. THE UNDERSIGNED AUTHORIZES THE FURNISHING OF THIS CERTIFICATION TO OTHER MERRILL LYNCH SPONSORED MUTUAL FUNDS.

 .....................................    .....................................
         Signature of Owner                 Signature of Co-Owner (if any)
-------------------------------------------------------------------------------
4. LETTER OF INTENTION--CLASS A AND CLASS D SHARES ONLY (SEE TERMS AND CONDITIONS IN THE STATEMENT OF ADDITIONAL INFORMATION)

                                                 ..................., 19......
                                                   Date of initial purchase

Dear Sir/Madam:
  Although I am not obligated to do so, I intend to purchase shares of Merrill Lynch Middle East/Africa Fund, Inc. or any other investment company with an initial sales charge or deferred sales charge for which Merrill Lynch Funds Distributor, Inc. acts as distributor over the next 13-month period which will equal or exceed:

 [_] $25,000    [_] $50,000    [_] $100,000    [_] $250,000    [_] $1,000,000
  Each purchase will be made at the then reduced offering price applicable to the amount checked above, as described in the Fund's Prospectus.

  I agree to the terms and conditions of this Letter of Intention. I hereby irrevocably constitute and appoint Merrill Lynch Funds Distributor, Inc., my attorney, with full power of substitution, to surrender for redemption any or all shares of Merrill Lynch Middle East/Africa Fund, Inc. held as security.

By: .................................    .....................................
        Signature of Owner                       Signature of Co-Owner
                                  (If registered in joint names, both must sign)
  In making purchases under this letter, the following are the related accounts on which reduced offering prices are to apply:

(1) Name.............................    (2) Name.............................
Account Number.......................    Account Number.......................
-------------------------------------------------------------------------------

5. FOR DEALER ONLY
    Branch Office, Address, Stamp
-                                  -     We hereby authorize Merrill Lynch
                                         Funds Distributor, Inc. to act as
                                         our agent in connection with
                                         transactions under this
                                         authorization form and agree to
                                         notify the Distributor of any
                                         purchases or sales made under a
                                         Letter of Intention, Automatic
                                         Investment Plan or Systematic
                                         Withdrawal Plan. We guarantee the
-                                  -     shareholder's signature.

This form when completed should be       .....................................
mailed to:                                      Dealer Name and Address

  Merrill Lynch Middle East/Africa       By: .................................
   Fund, Inc.                               Authorized Signature of Dealer
  c/o Merrill Lynch Financial
   Data Services, Inc.                   [ ][ ][ ]    [ ][ ][ ][ ]
  P.O. Box 45289                         Branch Code     F/C No.
  Jacksonville, Florida 32232-5289                             ...............
                                                                F/C Last Name
                                         [ ][ ][ ]  [ ][ ][ ][ ][ ]
                                         Dealer's Customer Account No.

  MERRILL LYNCH MIDDLE EAST/AFRICA FUND, INC. -- AUTHORIZATION FORM (PART 2)
-------------------------------------------------------------------------------

NOTE: THIS FORM IS REQUIRED TO APPLY FOR THE AUTOMATIC INVESTMENT PLAN ONLY.
-------------------------------------------------------------------------------
1. ACCOUNT REGISTRATION

(Please Print)                              [                       ]
Name of Owner..........................     Social Security Number or
      First Name      Initial       Last     Taxpayer Identification
      Name                                             No.
Address................................

 .......................................    Account Number ....................
                             (Zip Code)    (if existing account)
Name of Co-Owner (if any)..............
               First Name     Initial      Last Name
Address................................
 .......................................
                             (Zip Code)
-------------------------------------------------------------------------------
2. APPLICATION FOR AUTOMATIC INVESTMENT PLAN
  I hereby request that Merrill Lynch Financial Data Services, Inc. draw an automated clearing house ("ACH") debit on my checking account as described below each month to purchase: (choose one)

[_] Class A shares  [_] Class B shares  [_] Class C shares  [_] Class D shares of Merrill Lynch Middle East/Africa Fund, Inc., subject to the terms set forth below. In the event that I am not eligible to purchase Class A shares, I understand that Class D shares will be purchased.

    MERRILL LYNCH FINANCIAL DATA           AUTHORIZATION TO HONOR ACH DEBITS
           SERVICES, INC.                  DRAWN BY MERRILL LYNCH FINANCIAL
                                                  DATA SERVICES, INC.
YOU ARE HEREBY AUTHORIZED TO DRAW AN
ACH DEBIT EACH MONTH ON MY BANK
ACCOUNT FOR INVESTMENT IN MERRILL
LYNCH MIDDLE EAST/AFRICA FUND, INC.
AS INDICATED BELOW:
                                         To...............................Bank
                                                       (Investor's Bank)
 Amount of each ACH debit $........
                                         Bank Address.........................
 Account No. ......................
                                         City...... State...... Zip Code......

Please date and invest ACH debits on     As a convenience to me, I hereby
the 20th of each month beginning         request and authorize you to pay and
        or as soon thereafter as         charge to my account ACH debits
-------                                  drawn on my account by and payable
(month) possible.                        to Merrill Lynch Financial Data
                                         Services, Inc., I agree that your
  I agree that you are drawing these     rights in respect to each such debit
ACH debits voluntarily at my request     shall be the same as if it were a
and that you shall not be liable for     check drawn on you and signed
any loss arising from any delay in       personally by me. This authority is
preparing or failure to prepare any      to remain in effect until revoked
such debit. If I change banks or         personally by me in writing. Until
desire to terminate or suspend this      you receive such notice, you shall
program, I agree to notify you           be fully protected in honoring any
promptly in writing. I hereby            such debit. I further agree that if
authorize you to take any action to      any such debit be dishonored,
correct erroneous ACH debits of my       whether with or without cause and
bank account or purchases of Fund        whether intentionally or
shares including liquidating shares      inadvertently, you shall be under no
of the Fund and crediting my bank        liability.
account. I further agree that if a
debit is not honored upon                ............   .....................
presentation, Merrill Lynch Financial        Date           Signature of
Data Services, Inc. is authorized to                          Depositor
discontinue immediately the Automatic
Investment Plan and to liquidate         ............   .....................
sufficient shares held in my account         Bank      Signature of Depositor
to offset the purchase made with the       Account       (If joint account,
returned dishonored debit.                  Number         both must sign)

 ............    .....................
    Date            Signature of
                      Depositor

                ......................
               Signature of Depositor
                 (If joint account,
                   both must sign)

NOTE: IF AUTOMATIC INVESTMENT PLAN IS ELECTED, YOUR BLANK, UNSIGNED CHECK MARKED "VOID" SHOULD ACCOMPANY THIS APPLICATION.

                      [This Page Intentionally Left Blank]

                      [This Page Intentionally Left Blank]

                      [This Page Intentionally Left Blank]

                                    MANAGER

                         Merrill Lynch Asset Management

                            Administrative Offices:
                             800 Scudders Mill Road
                          Plainsboro, New Jersey 08536
                                Mailing Address:
                                 P.O. Box 9011
                        Princeton, New Jersey 08543-9011

                                  DISTRIBUTOR

                     Merrill Lynch Funds Distributor, Inc.

                            Administrative Offices:
                             800 Scudders Mill Road
                          Plainsboro, New Jersey 08536
                                Mailing Address:
                                 P.O. Box 9081
                        Princeton, New Jersey 08543-9081

                                 TRANSFER AGENT

                  Merrill Lynch Financial Data Services, Inc.

                            Administrative Offices:
                           4800 Deer Lake Drive East
                        Jacksonville, Florida 32246-6484
                                Mailing Address:
                                 P.O. Box 45289
                        Jacksonville, Florida 32232-5289

                                   CUSTODIAN

                       Brown Brothers Harriman & Co.

                              40 Water Street

                        Boston, Massachusetts 02109

                              INDEPENDENT AUDITORS

                             Deloitte & Touche LLP
                                117 Campus Drive
                        Princeton, New Jersey 08540-6400

                                    COUNSEL

                             Brown & Wood LLP
                             One World Trade Center
                         New York, New York 10048-0557

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRE-SENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFER CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER IN-FORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND, THE MANAGER OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTI-TUTE AN OFFERING IN ANY STATE IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                              -------------------

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Fee Table..................................................................   3
Prospectus Summary.........................................................   5
Merrill Lynch Select PricingSM System......................................   7
Risk Factors and Special Considerations....................................  11
Financial Highlights.......................................................  21
Investment Objective and Policies..........................................  22
 Description of Certain Investments........................................  25
 Other Investment Policies and Practices...................................  27
Investment Restrictions....................................................  30
 Non-Diversified Status....................................................  31
Management of the Fund.....................................................  32
 Board of Directors........................................................  32
 Management and Advisory Arrangements......................................  32
 Code of Ethics............................................................  33
 Transfer Agency Services..................................................  34
Purchase of Shares.........................................................  34
 Initial Sales Charge Alternatives--
  Class A and Class D Shares...............................................  36
 Deferred Sales Charge Alternatives--
  Class B and Class C Shares...............................................  38
 Distribution Plans........................................................  41
Redemption of Shares.......................................................  44
 Redemption................................................................  44
 Repurchase................................................................  44
Shareholder Services.......................................................  45
 Investment Account........................................................  45
 Automatic Reinvestment of Dividends and Capital Gains Distributions.......  46
 Automatic Investment Plans................................................  46
 Fee-Based Programs........................................................  46
Performance Data...........................................................  47
Additional Information.....................................................  48
 Dividends and Distributions...............................................  48
 Taxes.....................................................................  48
 Determination of Net Asset Value..........................................  51
 Organization of the Fund..................................................  52
 Shareholder Reports.......................................................  52
 Shareholder Inquiries.....................................................  53
Appendix A.................................................................  55
Appendix B.................................................................  61
Authorization Form.........................................................  69

                                                          Code # 18415-0397




[LOGO] MERRILL LYNCH

Merrill Lynch
Middle/East Africa Fund, Inc.

[ART]

PROSPECTUS

    March 25, 1997

Distributor:
Merrill Lynch
Funds Distributor, Inc.

This prospectus should be retained for future reference.

STATEMENT OF ADDITIONAL INFORMATION

                  MERRILL LYNCH MIDDLE EAST/AFRICA FUND, INC.

P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011 . PHONE NO. (609) 282-2800

                               ----------------

  Merrill Lynch Middle East/Africa Fund, Inc. (the "Fund") is a non-diversified, open-end management investment company that seeks long-term capital appreciation by investing primarily in equity and debt securities of corporate and governmental issuers in countries located in the Middle East and Africa ("Middle Eastern/African countries"). For purposes of its investment objective, the Fund may invest in the securities of issuers in all countries in the Middle East and Africa. The Fund currently expects to emphasize investments in the securities of issuers in Botswana, Ghana, Morocco, South Africa, Turkey, Israel, Jordan and Zimbabwe; although the Fund is not required to invest in securities of issuers located in the aforementioned markets. Under normal market conditions, at least 65% of the Fund's total assets will be invested in equity or debt securities of corporate and governmental issuers in Middle Eastern/African countries. The Fund may employ a variety of derivative investments and techniques to hedge against market and currency risk. Also, the Fund may invest in certain derivative instruments, such as indexed and inverse securities, to enhance its return. There can be no assurance that the Fund's investment objective will be achieved.

                               ----------------

  Pursuant to the Merrill Lynch Select PricingSM System, the Fund offers four classes of shares, each with a different combination of sales charges, ongoing fees and other features. The Merrill Lynch Select PricingSM System permits an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances.

                               ----------------

  This Statement of Additional Information of the Fund is not a prospectus and should be read in conjunction with the prospectus of the Fund, dated March 25, 1997 (the "Prospectus"), which has been filed with the Securities and Exchange Commission (the "Commission") and can be obtained, without charge, by calling or by writing to the Fund at the above telephone number or address. This Statement of Additional Information has been incorporated by reference into the Prospectus. Capitalized terms used but not defined herein have the same meanings as in the Prospectus.

                               ----------------

                   MERRILL LYNCH ASSET MANAGEMENT -- MANAGER

              MERRILL LYNCH FUNDS DISTRIBUTOR, INC. -- DISTRIBUTOR

                               ----------------

  The date of this Statement of Additional Information is March 25, 1997.

                       INVESTMENT OBJECTIVE AND POLICIES

  The investment objective of the Fund is to seek long-term capital appreciation by investing primarily in equity and debt securities of corporate and governmental issuers in countries located in Middle Eastern/African countries. Reference is made to "Investment Objective and Policies" in the Prospectus for a discussion of the investment objective and policies of the Fund.

  The securities markets of many countries at times in the past have moved relatively independently of one another due to different economic, financial, political and social factors. When such lack of correlation, or negative correlation, in movements of these securities markets occurs, it may reduce risk for the Fund's portfolio as a whole. This negative correlation also may offset unrealized gains the Fund has derived from movements in a particular market. To the extent the various markets move independently, total portfolio volatility is reduced when the various markets are combined into a single portfolio. Of course, movements in the various securities markets may be offset by changes in foreign currency exchange rates. Exchange rates frequently move independently of securities markets in a particular country. As a result, gains in a particular securities market may be affected by changes in exchange rates.

  While it is the policy of the Fund generally not to engage in trading for short-term gains, Merrill Lynch Asset Management, L.P., the manager for the Fund (the "Manager" or "MLAM"), will effect portfolio transactions without regard to holding period if, in its judgment, such transactions are advisable in light of a change in circumstances of a particular company or within a particular industry or in general market, economic or financial conditions. For the period December 30, 1994 (commencement of operations) to November 30, 1995 and for the fiscal year ended November 30, 1996, the Fund's portfolio turnover rate was 40.97% and 46.36%, respectively. As a result of the investment policies described in the Prospectus, the Fund's portfolio turnover rate may be higher than that of other investment companies. The portfolio turnover rate is calculated by dividing the lesser of the Fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the portfolio during the year. The Fund is subject to the Federal income tax requirement that less than 30% of the Fund's gross income must be derived from gains from the sale or other disposition of securities held for less than three months.

  The Fund's ability and decisions to purchase or sell portfolio securities may be affected by laws or regulations relating to the convertibility and repatriation of assets. Because the shares of the Fund are redeemable on a daily basis on each day the Fund determines its net asset value in U.S. dollars, the Fund intends to manage its portfolio so as to give reasonable assurance that it will be able to obtain U.S. dollars to the extent necessary to meet anticipated redemptions. See "Redemption of Shares." Under present conditions, the Manager does not believe that these considerations will have any significant effect on its portfolio strategy, although there can be no assurance in this regard.

HEDGING TECHNIQUES

  Reference is made to the discussion concerning hedging techniques under the caption "Investment Objective and Policies--Other Investment Policies and Practices--Portfolio Strategies Involving Futures,

Options and Forward Foreign Exchange Transactions" in the Prospectus and in Appendix A to the Prospectus.

  The Fund may engage in various portfolio strategies to hedge its portfolio against investment and currency risks. These strategies include the use of options on portfolio securities, currency futures and options, stock index futures and options, and options on such futures and forward foreign currency transactions. While the Fund's use of hedging strategies is intended to reduce the volatility of the net asset value of its shares, the net asset value of the Fund's shares will fluctuate.

  Although certain risks are involved in futures and options transactions (as discussed in the Prospectus and below), the Manager believes that, because the Fund will only engage in these transactions for hedging purposes, the futures and options portfolio strategies of the Fund will not subject the Fund to the risks frequently associated with the speculative use of futures and options transactions.

  The following information relates to the hedging instruments the Fund may utilize with respect to currency risks.

  Writing Covered Options. The Fund is authorized to write (i.e., sell) covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to certain of such options. A covered call option is an option where the Fund, in return for a premium, gives another party a right to buy specified securities owned by the Fund at a specified price on or before a specified date, in the case of an option on securities, or agrees to pay to another party an amount based on any gain in a specified securities index beyond a specified level on or before the expiration date, in the case of an option on a securities index. The principal reason for writing call options is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. By writing covered call options, the Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the Fund's ability to sell the underlying security will be limited while the option is in effect unless the Fund effects a closing purchase transaction. A closing purchase transaction cancels out the Fund's position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. Covered call options serve as a partial hedge against a decline in the price of the underlying security.

  The writer of a covered call option has no control over when he or she may be required to sell his or her securities since he or she may be assigned an exercise notice at any time prior to the termination of his or her obligation as a writer. If an option expires unexercised, the writer realizes a gain in the amount of the premium. Such a gain, of course, may be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer realizes a gain or loss from the sale of the underlying security.

  The Fund also may write put options which give the holder of the option the right to sell the underlying security to the Fund at the stated exercise price. The Fund will receive a premium for writing a put option which increases the Fund's return. The Fund writes only covered put options which means that so long as the Fund is obligated as the writer of the option, it will, through its custodian, have deposited and maintained cash, cash equivalents, U.S. Government securities or other liquid securities denominated in U.S. dollars or non-U.S. currencies with a securities depository with a value equal to or greater than the exercise price of the underlying securities. By writing a put, the Fund will be obligated to purchase the underlying security at a price that may be higher than the market value of that security at the time of exercise for as long as the option is outstanding. The Fund may engage in closing transactions in order to terminate put options that it has written. The Fund will not write a put option if the aggregate value of the obligations underlying the put shall exceed 50% of the Fund's net assets.

  Options referred to herein and in the Prospectus may be options traded on foreign securities exchanges. An option position may be closed only on an exchange which provides a secondary market for an option of the same series. If a secondary market does not exist, it might not be possible to effect closing transactions in particular options, with the result, in the case of a covered call option, that the Fund will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation (the "Clearing Corporation") may not, at all times, be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

  The Fund also may enter into over-the-counter ("OTC") options transactions, which are two-party contracts with prices and terms negotiated between the buyer and seller. The Fund will only enter into OTC options transactions with respect to portfolio securities for which management believes the Fund can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option). The staff of the Commission has taken the position that OTC options and the assets used as cover for written OTC options are illiquid securities.

  Purchasing Options. The Fund is authorized to purchase put options to hedge against a decline in the market value of its securities. By buying a put, the Fund has a right to sell the underlying security at the exercise price, thus limiting the Fund's risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be offset partially by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the Fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. In certain circumstances, the Fund may purchase call options on securities held in its portfolio on which it has written call options or on securities which it intends to purchase. The Fund may purchase either exchange-traded options or OTC options. The Fund will not purchase options on securities (including stock index options discussed below) if as a result of such purchase, the aggregate cost of all outstanding options on securities held by the Fund would exceed 5% of the market value of the Fund's total assets.

  Stock or Other Financial Index Futures and Options. As described in the Prospectus, the Fund is authorized to engage in transactions in stock or other financial index options and futures (including futures on government bonds), and related options on such futures. Set forth below is further information concerning futures transactions.

  A financial futures contract is an agreement between two parties to buy and sell a security, or, in the case of an index-based financial futures contract, to make and accept a cash settlement for a set price on a future date. A majority of transactions in financial futures contracts, however, do not result in the actual delivery of the underlying instrument or cash settlement, but are settled through liquidation, i.e., by entering into an offsetting transaction.

  The purchase or sale of a financial futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as "initial margin" and represents a "good faith" deposit assuring the performance of both the purchaser and seller under the financial futures contract. Subsequent payments to and from the broker, called "variation margin," are required to be made on a daily basis as the price of the financial futures contract fluctuates, making the long and short positions in the financial futures contract more or less valuable, a process known as "mark to the market." At any time prior to the settlement date of the financial futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the financial futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker, and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

  An order has been obtained from the Commission exempting the Fund from the provisions of Section 17(f) and Section 18(f) of the Investment Company Act of 1940, as amended (the "Investment Company Act"), in connection with its strategy of investing in financial futures contracts. Section 17(f) relates to the custody of securities and other assets of an investment company and may be deemed to prohibit certain arrangements between the Fund and commodities brokers with respect to initial and variation margin. Section 18(f) of the Investment Company Act prohibits an open-end investment company such as the Fund from issuing a "senior security" other than a borrowing from a bank. The staff of the Commission has in the past indicated that a financial futures contract may be a "senior security" under the Investment Company Act.

  Risk Factors in Futures and Options Transactions. Utilization of futures and options transactions involves the risk of imperfect correlation in movements in the prices of futures and options contracts and movements in the prices of the securities and currencies which are the subject of the hedge. If the prices of the futures and options contracts move more or less than the prices of the hedged securities and currencies, the Fund will experience a gain or loss which will not be completely offset by movements in the prices of the securities and currencies which are the subject of the hedge. The successful use of futures and options also depends on the Manager's ability to predict correctly price movements in the market involved in a particular options or futures transaction.

  Prior to exercise or expiration, an exchange-traded option position can only be terminated by entering into a closing purchase or sale transaction. This requires a secondary market on an exchange for call or put options of the same series. The Fund will enter into an option or futures transaction on an exchange only if there appears to be a liquid secondary market for such option or future. However, there can be no assurance that a liquid secondary market will exist for any particular call or put option or financial futures contract at any specific time. Thus, it may not be possible to close an option or futures position. The Fund will acquire only OTC options (i) for which management believes the Fund can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option) unless there is only one dealer, in which case such dealer's price will be used, or (ii) that management believes can be sold at a formula price provided for in the OTC option agreement. In the case of a futures position or an option on a futures position written by the Fund, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the security or currency underlying the financial futures contracts it holds. The inability to close futures and options positions also could have an adverse impact on the Fund's ability to hedge its portfolio effectively.

  There also is the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a financial futures contract or related option. The risk of loss from investing in futures transactions is theoretically unlimited.

  The exchanges on which the Fund intends to conduct options transactions have generally established limitations governing the maximum number of call or put options on the same underlying security or currency (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). "Trading limits" are imposed on the maximum number of contracts which any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits, and it may impose other sanctions or restrictions. The Manager does not believe that these trading and position limits will have any adverse impact on the portfolio strategies for hedging the Fund's portfolio.

  Forward Foreign Exchange Transactions. Generally, the foreign exchange transactions of the Fund will be conducted on a spot, i.e., cash, basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market. This rate under normal market conditions differs from the prevailing exchange rate in an amount generally less than 1/10 of 1% due to the costs of converting from one currency to another. However, the Fund has authority to deal in forward foreign exchange between currencies of the different countries in whose securities it will invest as a hedge against possible variations in the foreign exchange rates between these currencies. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. The Fund's dealings in forward foreign exchange will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward foreign currency with respect to specific receivables or payables of the Fund accruing in connection with the purchase and sale of its portfolio securities, the sale and redemption of shares of the Fund or the payment of dividends by the Fund. Position hedging is the sale of forward foreign currency with respect to portfolio security positions denominated or quoted in such foreign currency. The Fund will not speculate in forward foreign exchange. The Fund may not position hedge with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that particular foreign currency. If the Fund enters into a position hedging transaction, its custodian will place cash or liquid debt securities in a separate account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of such forward contract. If the value of the securities placed in the separate account declines, additional cash or securities will be placed in the account so that the value of the account will equal the amount of the Fund's commitment with respect to such contracts. The Fund will not enter into a position hedging commitment if, as a result thereof, the Fund would have more than 15% of the value of its total assets committed to such contracts. The Fund will not enter into a forward contract with a term of more than one year.

  The Fund also is authorized to purchase or sell listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund. As an illustration, the Fund may use such techniques to hedge the stated value in U.S. dollars of an investment in a pound denominated security. In such circumstances, for example, the Fund may purchase a foreign currency put option enabling it to sell a specified amount of pounds for dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the pound relative to the dollar will tend to be offset by an increase in the value of the put option. To offset, in whole or part, the cost of acquiring such a put option, the Fund also may sell a call option which, if exercised, requires it to sell a specified amount of pounds for dollars at a specified price by a future date (a technique called a "straddle"). By selling such call option in this illustration, the Fund gives up the opportunity to profit without limit from increases in the relative value of the pound to the dollar. The Manager believes that "straddles" of the type which may be utilized by the Fund constitute hedging transactions and are consistent with the policies described above.

  Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to the Fund of engaging in foreign currency transactions varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currency exchange are usually conducted on a principal basis, no fees or commissions are involved.

OTHER INVESTMENT POLICIES AND PRACTICES

  Non-Diversified Status. The Fund is classified as non-diversified within the meaning of the Investment Company Act, which means that the Fund is not limited by such Act in the proportion of its assets that it may invest in securities of a single issuer. The Fund's investments are limited, however, in order to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"). See "Taxes." To qualify, the Fund complies with certain requirements, including limiting its investments so that at the close of each quarter of the taxable year (i) not more than 25% of the market value of the Fund's total assets will be invested in the securities of a single issuer and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer, and the Fund will not own more than 10% of the outstanding voting securities of a single issuer. A fund which elects to be classified as "diversified" under the Investment Company Act must satisfy the foregoing 5% and 10% requirements with respect to 75% of its total assets. To the extent that the Fund assumes large positions in the securities of a small number of issuers, the Fund's net asset value may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market's assessment of the issuers, and the Fund may be more susceptible to any single economic, political or regulatory occurrence than a diversified company.

  When-Issued Securities and Delayed Delivery Transactions. The Fund may purchase securities on a when-issued basis, and it may purchase or sell securities for delayed delivery. These transactions occur when securities are purchased or sold by the Fund with payment and delivery taking place in the future to secure what is considered an advantageous yield and price to the Fund at the time of entering into the transaction. Although the Fund has not established any limit on the percentage of its assets that may be committed in connection with such transactions, the Fund will maintain a segregated account with its custodian of cash, cash equivalents, U.S. Government securities or other liquid securities denominated in U.S. dollars or non-U.S. currencies in an aggregate amount equal to the amount of its commitment in connection with such purchase transactions.

  Standby Commitment Agreements. The Fund, from time to time, may enter into standby commitment agreements. Such agreements commit the Fund, for a stated period of time, to purchase a stated amount of a fixed income security or a stated number of shares of equity securities which may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security is fixed at the time of the commitment. At the time of entering into the agreement the Fund is paid a commitment fee, regardless of whether or not the security is ultimately issued, which is typically approximately 0.50% of the aggregate purchase price of the security which the Fund has committed to purchase. The Fund will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price which is considered advantageous to the Fund. The Fund will not enter into a standby commitment with a remaining term in excess of 45 days and presently will limit its investment in such commitments so that the aggregate purchase price of the securities subject to such commitments, together with the value of portfolio securities subject to legal restrictions on resale that affect their marketability, will not exceed 15% of its total assets taken at the time of acquisition of such a commitment. The Fund at all times will maintain a segregated account with its custodian of cash, cash equivalents, U.S. Government securities or other liquid securities denominated in U.S. dollars or non-U.S. currencies in an aggregate amount equal to the purchase price of the securities underlying a commitment.

  There can be no assurance that the securities subject to a standby commitment will be issued, and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, the Fund may bear the risk of a decline in the value of such security and may not benefit from an appreciation in the value of the security during the commitment period.

  The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued, and the value of the security thereafter will be reflected in the calculation of the Fund's net asset value. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

  Repurchase Agreements; Purchase and Sale Contracts. The Fund may invest in securities pursuant to repurchase agreements or purchase and sale contracts. Under a repurchase agreement, the seller agrees, upon entering into the contract with the Fund, to repurchase a security (typically a security issued or guaranteed by the U.S. Government) at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed yield for the Fund insulated from fluctuations in the market value of the underlying security during such period, although, to the extent the repurchase agreement is not denominated in U.S. dollars, the Fund's return may be affected by currency fluctuations. Repurchase agreements may be entered into only with financial institutions which (i) have, in the opinion of the Manager, substantial capital relative to the Fund's exposure, or (ii) have provided the Fund with a third-party guaranty or other credit enhancement. A purchase and sale contract is similar to a repurchase agreement, but purchase and sale contracts, unlike repurchase agreements, allocate interest on the underlying security to the purchaser during the term of the agreement. In all instances, the Fund takes possession of the underlying securities when investing in repurchase agreements or purchase and sale contracts. Nevertheless, if the seller were to default on its obligation to repurchase a security under a repurchase agreement or purchase and sale contract and the market value of the underlying security at such time was less than the Fund had paid to the seller, the Fund would realize a loss. The Fund may not invest more than 15% of its total assets in repurchase agreements or purchase and sale contracts maturing in more than seven days, together with all other illiquid securities.

  Lending of Portfolio Securities. Subject to the investment restrictions set forth in the Prospectus and herein, the Fund may lend securities from its portfolio to approved borrowers and receive collateral in cash or securities issued or guaranteed by the U.S. Government which are maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The purpose of such loans is to permit the borrowers to use such securities for delivery to purchasers when such borrowers have sold short. If cash collateral is received by the Fund, it is invested in short-term money market securities, and a portion of the yield received in respect of such investment is retained by the Fund. Alternatively, if securities are delivered to the Fund as collateral, the Fund and the borrower negotiate a rate for the loan premium to be received by the Fund for lending its portfolio securities. In either event, the total return on the Fund's portfolio is increased by loans of its portfolio securities. The Fund will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights, subscription rights and rights to dividends, interest or other distributions. Such loans are terminable at any time, and the borrower, after notice, will be required to return borrowed securities within five business days. The Fund may pay reasonable finder's, administrative and custodial fees in connection with such loans. With respect to the lending of portfolio securities, there is the risk of failure by the borrower to return the securities involved in such transactions.

INVESTMENT RESTRICTIONS

  In addition to the investment restrictions set forth in the Prospectus, the Fund has adopted a number of fundamental and non-fundamental restrictions and policies relating to the investment of its assets and its activities. The fundamental policies set forth below may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities (which, for this purpose and under the Investment Company Act, means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares). The Fund may not:

    1. Invest more than 25% of its total assets, taken at market value at the time of each investment, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities).

    2. Make investments for the purpose of exercising control or management. Investments by the Fund in wholly-owned investment entities created under the laws of certain countries will not be deemed to be the making of investments for the purpose of exercising control or management.

    3. Purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies that invest in real estate or interests therein.

    4. Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers' acceptances and repurchase agreements and purchase and sale contracts and any similar instruments shall not be deemed to be the making of a loan, and except further that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Prospectus and this Statement of Additional Information, as they may be amended from time to time.

    5. Issue senior securities to the extent such issuance would violate applicable law.

    6. Borrow money, except that the Fund (i) may borrow from banks (as defined in the Investment Company Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) may borrow up to an additional 5% of its total assets for temporary purposes, (iii) may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) may purchase securities on margin to the extent permitted by applicable law. The Fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Fund's investment policies as set forth in the Prospectus and this Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.

    7. Underwrite securities of other issuers, except insofar as the Fund technically may be deemed an underwriter under the Securities Act of 1933, as amended (the "Securities Act"), in selling portfolio securities.

    8. Purchase or sell commodities or contracts on commodities, except to the extent the Fund may do so in accordance with applicable law and the Fund's Prospectus and Statement of Additional Information, as they may be amended from time to time, and without the Fund registering as a commodity pool operator under the Commodity Exchange Act.

  Under the non-fundamental investment restrictions, the Fund may not:

    a. Purchase securities of other investment companies, except to the extent that such purchases are permitted by applicable law. Applicable law currently allows the Fund to purchase the securities of other investment companies if immediately thereafter not more than (i) 3% of the total outstanding voting stock of such company is owned by the Fund, (ii) 5% of the Fund's total assets, taken at market value, would be invested in any one such company, (iii) 10% of the Fund's total assets, taken at market value, would be invested in such securities, and (iv) the Fund, together with other investment companies having the same investment adviser and companies controlled by such companies, owns not more than 10% of the total outstanding stock of any one closed-end investment company. Investments by the Fund in wholly-owned investment entities created under the laws of certain countries will not be deemed an investment in other investment companies.

    b. Make short sales of securities or maintain a short position except to the extent permitted by applicable law. The Fund does not, however, currently intend to engage in short sales, except short sales "against the box."

    c. Invest in securities which cannot be readily resold because of legal or contractual restrictions, or which cannot otherwise be marketed, redeemed, put to the issuer or to a third party, if at the time of acquisition more than 15% of its total assets would be invested in such securities. This restriction shall not apply to securities which mature within seven days or securities which the Board of Directors of the Fund has otherwise determined to be liquid pursuant to applicable law. Securities purchased in accordance with Rule 144A under the Securities Act and determined to be liquid by the Board of Directors are not subject to the limitations set forth in this investment restriction.

    d. Notwithstanding fundamental investment restriction (6) above, borrow money or pledge its assets, except that the Fund (a) may borrow from a bank as a temporary measure for extraordinary or emergency purposes or to meet redemptions in amounts not exceeding 33 1/3% (taken at market value) of its total assets and pledge its assets to secure such borrowings, (b) may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (c) may purchase securities on margin to the extent permitted by applicable law. However, at the present time, applicable law prohibits the Fund from purchasing securities on margin. The deposit or payment by the Fund of initial or variation margin in connection with financial futures contracts or options transactions is not considered to be the purchase of a security on margin. The purchase of securities while borrowings are outstanding will have the effect of leveraging the Fund. Such leveraging or borrowing increases the Fund's exposure to capital risk, and borrowed funds are subject to interest costs which will reduce net income. The Fund will not purchase securities while borrowings exceed 5% of its total assets.

  Portfolio securities of the Fund generally may not be purchased from, sold or loaned to the Manager or its affiliates or any of their directors, officers or employees, acting as principal, unless pursuant to a rule or exemptive order under the Investment Company Act.

  The staff of the Commission has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the Fund has adopted an investment policy pursuant to which it will not purchase or sell OTC options if, as a result of any such transaction, the sum of the market value of OTC options currently outstanding which are held by the Fund, the market value of the underlying securities covered by OTC call options currently outstanding which were sold by the Fund and margin deposits on the Fund's existing OTC options on financial futures contracts exceeds 15% of the total assets of the Fund, taken at market value, together with all other assets of the Fund which are illiquid or are not otherwise readily marketable. However, if the OTC option is sold by the Fund to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and if the Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (i.e., current market value of the underlying securities minus the option's strike price). The repurchase price with the primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option, plus the amount by which the option is "in-the-money." This policy as to OTC options is not a fundamental policy of the Fund and may be amended by the Board of Directors of the Fund without the approval of the Fund's shareholders. However, the Fund will not change or modify this policy prior to the change or modification by the Commission staff of its position.

  In addition, as a non-fundamental policy which may be changed by the Board of Directors and to the extent required by the Commission or its staff, the Fund will, for purposes of investment restriction (1), treat securities issued or guaranteed by the government of any one foreign country as the obligations of a single issuer.

  As another non-fundamental policy, the Fund will not invest in securities which are (a) subject to material legal restrictions on repatriation of assets or (b) cannot be readily resold because of legal or contractual restrictions or which are not otherwise readily marketable, including repurchase agreements and purchase and sale contracts maturing in more than seven days, if, regarding all such securities, more than 15% of its total assets, taken at market value would be invested in such securities.

  Because of the affiliation of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") with the Fund, the Fund is prohibited from engaging in certain transactions involving such firm or its affiliates except for brokerage transactions permitted under the Investment Company Act involving only usual and customary commissions or transactions pursuant to an exemptive order under the Investment Company Act. See "Portfolio Transactions and Brokerage." Without such an exemptive order, the Fund would be prohibited from engaging in portfolio transactions with Merrill Lynch or its affiliates acting as principal and from purchasing securities in public offerings which are not registered under the Securities Act in which such firms or any of their affiliates participate as an underwriter or dealer.

                             MANAGEMENT OF THE FUND

DIRECTORS AND OFFICERS

  Information about the Directors and executive officers of the Fund, including their ages and their principal occupations for at least the last five years, is set forth below. Unless otherwise noted, the address of each executive officer and Director is P.O. Box 9011, Princeton, New Jersey 08543-9011.

  Arthur Zeikel (64)--President and Director(1)(2)--President of the Manager (which term as used herein includes its corporate predecessors) since 1977; President of Fund Asset Management, L.P. ("FAM") (which term as used herein includes its corporate predecessors) since 1977; President and Director of Princeton Services, Inc. ("Princeton Services") since 1993; Executive Vice President of Merrill Lynch & Co., Inc. ("ML & Co.") since 1990; Director of Merrill Lynch Funds Distributor, Inc. (the "Distributor") since 1977.

  Donald Cecil (70)--Director(2)--1114 Avenue of the Americas, New York, New York 10036. Special Limited Partner of Cumberland Partners (investment partnership) since 1982; Member of Institute of Chartered Financial Analysts; Member and Chairman of Westchester County (N.Y.) Board of Transportation.

  Edward H. Meyer (70)--Director(2)--777 Third Avenue, New York, New York 10017. President of Grey Advertising, Inc. since 1968, Chief Executive Officer since 1970 and Chairman of the Board of Directors since 1972; Director of The May Department Stores Company, Bowne & Co., Inc. (financial printers), Ethan Allen Interiors, Inc. and Harman International Industries, Inc.

  Charles C. Reilly (65)--Director(2)--9 Hampton Harbor Road, Hampton Bays, N.Y. 11946. Self-employed financial consultant since 1990; President and Chief Investment Officer of Verus Capital, Inc. from 1979 to 1990; Senior Vice President of Arnhold and S. Bleichroeder, Inc. from 1973 to 1990; Adjunct Professor, Columbia University Graduate School of Business, from 1990 to 1991; Adjunct Professor, Wharton School, University of Pennsylvania, from 1989 to 1990; Partner, Small Cities Cable Television since 1986.

  Richard R. West (59)--Director(2)--Box 604, Genoa, Nevada 89411. Professor of Finance since 1984, Dean from 1984 to 1993 and currently Dean Emeritus of New York University Leonard N. Stern School of Business Administration; Director of Bowne & Co., Inc. (financial printers), Vornado, Inc. (real estate holding company), Smith-Corona Corporation (manufacturer of typewriters and word processors) and Alexander's Inc. (real estate company).

  Edward D. Zinbarg (62)--Director(2)--5 Hardwell Road, Short Hills, New Jersey 07078-2117. Executive Vice President of The Prudential Insurance Company of America from 1988 to 1994; former Director of Prudential Reinsurance Company and former Trustee of the Prudential Foundation.

  Terry K. Glenn (56)--Executive Vice President(1)(2)--Executive Vice President of the Manager and FAM since 1983; Executive Vice President and Director of Princeton Services since 1993; President of the Distributor since 1986 and Director thereof since 1991; President of Princeton Administrators, L.P. since 1988.

  Norman R. Harvey (63)--Senior Vice President(1)(2)--Senior Vice President of the Manager and FAM since 1982.

  Donald C. Burke (36)--Vice President(1)(2)--Vice President and Director of Taxation of the Manager and FAM since 1990.

  Grace Pineda (40)--Vice President(1)--Vice President of the Manager and Senior Portfolio Manager since 1989.

  Gerald M. Richard (47)--Treasurer(1)(2)--Senior Vice President and Treasurer of the Manager and FAM since 1984; Senior Vice President and Treasurer of Princeton Services since 1993; Vice President of the Distributor since 1981 and Treasurer thereof since 1984.

  James W. Harshaw (38)--Secretary(1)(2)--Attorney associated with the Manager and FAM since 1994; associate at Sullivan & Cromwell from 1990 to 1994; judicial law clerk for the United States Court of Appeals for the Third Circuit from 1989 to 1990.
--------
(1) Interested person, as defined in the Investment Company Act, of the Fund.
(2) Such Director or officer is a director, trustee or officer of certain other investment companies for which the Manager, or an affiliate, FAM, acts as investment adviser or manager.

  At February 28, 1997, the Directors and officers of the Fund as a group (12 persons) owned an aggregate of approximately 3.3% of the outstanding shares of the Fund. At such date, Mr. Zeikel, a Director and officer of the Fund, and the other officers of the Fund, owned less than 1% of the outstanding shares of common stock of ML & Co.

COMPENSATION OF DIRECTORS

  The Fund pays each Director who is not affiliated with the Manager (each, a "non-affiliated Director") a fee of $3,500 per year plus $500 per Board meeting attended, together with such Director's actual out-of-pocket expenses relating to attendance at meetings. The Fund also compensates members of its Audit and Nominating Committee (the "Committee"), which consists of all of the non-affiliated Directors, at a rate of $500 per Committee meeting attended. The Chairman of the Committee receives an additional fee of $250 per Committee meeting attended. For the fiscal year ended November 30, 1996, fees and expenses paid to such non-affiliated Directors aggregated $37,811.

  The following table sets forth for the fiscal year ended November 30, 1996, compensation paid by the Fund to the non-affiliated Directors, and for the calendar year ended December 31, 1996, the aggregate compensation paid by all registered investment companies advised by the Manager and its affiliate, FAM ("MLAM/FAM-Advised Funds"), to the non-affiliated Directors.

                                                                   AGGREGATE
                                                 PENSION OR    COMPENSATION FROM
                                                 RETIREMENT     FUND AND OTHER
                                              BENEFITS ACCRUED MLAM/FAM-ADVISED
                                 COMPENSATION AS PART OF FUND    FUNDS PAID TO
        NAME OF DIRECTOR          FROM FUND       EXPENSES       DIRECTORS(1)
        ----------------         ------------ ---------------- -----------------
Donald Cecil....................    $8,500          None           $268,933
Edward H. Meyer.................    $6,500          None           $227,933
Charles C. Reilly...............    $7,500          None           $293,833
Richard R. West.................    $7,500          None           $269,833
Edward D. Zinbarg...............    $7,500          None           $127,333

--------

(1) The Directors serve on the boards of MLAM/FAM-Advised Funds as follows:
    Mr. Cecil (32 registered investment companies consisting of 32 portfolios); Mr. Meyer (32 registered investment companies consisting of 32 portfolios); Mr. Reilly (41 registered investment companies consisting of 54 portfolios); Mr. West (41 registered investment companies consisting of 54 portfolios) and Mr. Zinbarg (18 registered investment companies consisting of 18 portfolios).

MANAGEMENT AND ADVISORY ARRANGEMENTS

  Reference is made to "Management of the Fund--Management and Advisory Arrangements" in the Prospectus for certain information concerning the management and advisory arrangements of the Fund.

  Securities held by the Fund also may be held by, or be appropriate investments for, other funds or other investment advisory clients for which the Manager or its affiliates act as an adviser. Because of different objectives or other factors, a particular security may be bought for one or more clients when one or more clients are selling the same security. If purchases or sales of securities by the Manager for the Fund or other funds for which it acts as investment adviser or for other advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Manager or its affiliates during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

  The Fund has entered into a management agreement (the "Management Agreement") with the Manager. As described in the Prospectus, the Manager receives for its services to the Fund monthly compensation at the annual rate of 1.00% of the average daily net assets of the Fund. For the period December 30, 1994 (commencement of operations) to November 30, 1995 and for the fiscal year ended November 30, 1996, the total investment advisory fees earned by the Manager pursuant to the Management Agreement aggregated $95,530 and $97,346, respectively, all of which were voluntarily waived by the Manger. As described in the Prospectus, the Manager has also entered into a sub-advisory agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K.") pursuant to which MLAM U.K. provides investment advisory services to the Manager with respect to the Fund.

  The Management Agreement obligates the Manager to provide investment advisory services and to pay all compensation of and furnish office space for officers and employees of the Fund connected with investment and economic research, trading and investment management of the Fund, as well as the fees of all Directors of the Fund who are affiliated persons of ML & Co. or any of its affiliates. The Fund pays all other expenses incurred in the operation of the Fund, including, among other things, taxes; expenses for legal and auditing services; costs of printing proxies, stock certificates, shareholder reports and prospectuses and statements of additional information (except to the extent paid by the Distributor); charges of the custodian, any sub- custodian and transfer agent; expenses of redemption of shares; Commission fees; expenses of registering the shares under Federal, state or foreign laws; fees and expenses of non-affiliated Directors; accounting and pricing costs (including the daily calculation of net asset value); insurance; interest; brokerage costs; litigation and other extraordinary or non-recurring expenses; and other expenses properly payable by the Fund. Accounting services are provided to the Fund by the Manager, and the Fund reimburses the Manager for its costs in connection with such services on a semi-annual basis. For the period December 30, 1994 (commencement of operations) to November 30, 1995 and for the fiscal year ended November 30, 1996, the Fund reimbursed the Manager $42,157 and $60,432, respectively, for accounting services. The Distributor will pay certain promotional expenses of the Fund incurred in connection with the offering of its shares. Certain expenses will be financed by the Fund pursuant to distribution plans in compliance with Rule 12b-1 under the Investment Company Act. See "Purchase of Shares--Distribution Plans."

  The Manager is a limited partnership, the partners of which are ML & Co. and Princeton Services. ML & Co. and Princeton Services are "controlling persons" of the Manager as defined under the Investment Company Act because of their ownership of its voting securities or their power to exercise a controlling influence over its management or policies.

  Duration and Termination. Unless earlier terminated as described below, the Management Agreement will continue in effect for a period of two years from the date of execution and will remain in effect from year to year thereafter if approved annually (a) by the Board of Directors of the Fund or by a majority of the outstanding shares of the Fund and (b) by a majority of the Directors who are not parties to such contracts or "interested persons" (as defined in the Investment Company Act) of any such party. Such contracts are not assignable and may be terminated without penalty on 60 days' written notice at the option of either party thereto or by the vote of a majority of the shareholders of the Fund.

                               PURCHASE OF SHARES

  Reference is made to "Purchase of Shares" in the Prospectus for certain information as to the purchase of Fund shares.

  The Fund issues four classes of shares under the Merrill Lynch Select PricingSM System: shares of Class A and Class D are sold to investors choosing the initial sales charge alternatives, and shares of Class B and Class C are sold to investors choosing the deferred sales charge alternatives. Each Class A, Class B, Class C and Class D share represents an identical interest in the investment portfolio of the Fund, and has the same rights, except that Class B, Class C and Class D shares bear the expenses of the ongoing account maintenance fees, and Class B and Class C shares bear the expenses of the ongoing distribution fees and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. Class B, Class C and Class D shares each have exclusive voting rights with respect to the Rule 12b-1 distribution plan adopted with respect to such class pursuant to which account maintenance and/or distribution fees are paid (except that Class B shareholders may vote upon any material changes to expenses charged under the Class D Distribution Plan).

  The Merrill Lynch Select PricingSM System is used by more than 50 registered investment companies advised by the Manager or an affiliate, FAM. Funds advised by the Manager or FAM that utilize the Merrill Lynch Select PricingSM System are referred to herein as "MLAM-advised mutual funds."

  The Fund has entered into four separate distribution agreements with the Distributor in connection with the continuous offering of each class of shares of the Fund (the "Distribution Agreements"). The Distribution Agreements obligate the Distributor to pay certain expenses in connection with the offering of each class of shares of the Fund. After the prospectuses, statements of additional information and periodic reports have been prepared, set in type and mailed to shareholders, the Distributor pays for the printing and distribution of copies thereof used in connection with the offering to dealers and investors. The Distributor also pays for other supplementary sales literature and advertising costs. The Distribution Agreements are subject to the same renewal requirements and termination provisions as the Management Agreement described under "Management of the Fund--Management and Advisory Arrangements."

INITIAL SALES CHARGE ALTERNATIVES--CLASS A AND CLASS D SHARES

  There were no gross sales charges for the sale of Class A shares for the fiscal year ended November 30, 1996 and for the period December 30, 1994 (commencement of operations) to November 30, 1995. The gross sales charges for the sale of Class D shares for the fiscal year ended November 30, 1996 were $2,418, of which the Distributor received $157 and Merrill Lynch received $2,261. The gross sales charges for the sale of Class D shares for the period December 30, 1994 (commencement of operations) to November 30, 1995 were $13,813, of which the Distributor received $1,003 and Merrill Lynch received $12,810.

  The term "purchase," as used in the Prospectus and this Statement of Additional Information, refers to a single purchase by an individual, or to concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his or her spouse and their children under the age of 21 years purchasing shares for his or her or their own account and single purchases by a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account although more than one beneficiary is involved. The term "purchase" also includes purchases by any "company", as that term is defined in the Investment Company Act, but does not include purchases by any such company which has not been in existence for at least six months or which has no purpose other than the purchase of shares of the Fund or shares of other registered investment companies at a discount; provided, however, that it shall not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit cardholders of a company, policyholders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.

  Closed-End Fund Investment Option. Class A shares of the Fund and of other MLAM-advised mutual funds ("Eligible Class A Shares") are offered at net asset value to shareholders of certain closed-end funds advised by MLAM or FAM who purchased such closed-end funds prior to October 21, 1994 (the date the Merrill Lynch Select Pricing SM System commenced operations), and wish to reinvest the net proceeds from a sale of their closed-end fund shares of common stock in Eligible Class A Shares, if the conditions set forth below are satisfied. Alternatively, closed-end fund shareholders who purchased such shares on or after October 21, 1994, and wish to reinvest the net proceeds from the sale of their closed-end fund shares are offered Class A shares (if eligible to buy Class A shares) or Class D shares of the Fund and other MLAM-advised mutual funds ("Eligible Class D Shares") if the following conditions are met. First, the sale of the closed-end fund shares must be made through Merrill Lynch, and the net proceeds therefrom must be reinvested immediately in Eligible Class A Shares or Eligible Class D Shares. Second, the closed-end fund shares must either have been acquired in the initial public offering or be shares representing dividends from shares of common stock acquired in such offering. Third, the closed-end fund shares must have been maintained continuously in a Merrill Lynch securities account. Fourth, there must be a minimum purchase of $250 to be eligible for the investment option.

  Shareholders of certain MLAM-advised continuously offered closed-end funds may reinvest at net asset value the net proceeds from a sale of certain shares of common stock of such funds in shares of the Fund. Upon exercise of this investment option, shareholders of Merrill Lynch Senior Floating Rate Fund, Inc. will receive Class A shares of the Fund and shareholders of Merrill Lynch Municipal Strategy Fund, Inc. and Merrill Lynch High Income Municipal Bond Fund, Inc. will receive Class D shares of the Fund, except that shareholders already owning Class A shares of the Fund will be eligible to purchase additional Class A shares pursuant to this option, if such additional Class A shares will be held in the same account as the existing Class A shares and the other requirements pertaining to the reinvestment privilege are met. In order to exercise this investment option, a shareholder of one of the above-referenced continuously offered closed-end funds (an "eligible fund") must sell his or her shares of common stock of the eligible fund (the "eligible shares") back to the eligible fund in connection with a tender offer conducted by the eligible fund and reinvest the proceeds immediately in the designated class of shares of the Fund. This investment option is available only with respect to eligible shares as to which no Early Withdrawal Charge or Contingent Deferred Sales Charge (each as defined in the eligible fund's prospectus) is applicable. Purchase orders from eligible fund shareholders wishing to exercise this investment option will be accepted only on the day that the related tender offer terminates and will be effected at the net asset value of the designated class of the Fund on such day.

REDUCED INITIAL SALES CHARGES

  Right of Accumulation. Reduced sales charges are applicable through a right of accumulation under which eligible investors are permitted to purchase shares of the Fund subject to an initial sales charge at the offering price applicable to the total of (a) the dollar amount then being purchased plus (b) an amount equal to the then current net asset value or cost, whichever is higher, of the purchaser's combined holdings of all classes of shares of the Fund and of any other MLAM-advised mutual funds. For any such right of accumulation to be made available, the Distributor must be provided at the time of purchase, by the purchaser or the purchaser's securities dealer, with sufficient information to permit confirmation of qualification, and acceptance of the purchase order is subject to such confirmation. The right of accumulation may be amended or terminated at any time.

  Letter of Intention. Reduced sales charges are applicable to purchases aggregating $25,000 or more of Class A or Class D shares of the Fund or any other MLAM-advised mutual fund made within a 13-month period starting with the first purchase pursuant to a Letter of Intention in the form provided in the Prospectus. The Letter of Intention is available only to investors whose accounts are maintained at the Fund's transfer agent. The Letter of Intention is not available to employee benefit plans for which Merrill Lynch provides plan-participant recordkeeping services. The Letter of Intention is not a binding obligation to purchase any amount of Class A or Class D shares but, its execution will result in the purchaser paying a lower sales charge at the appropriate quantity purchase level. A purchase not originally made pursuant to a Letter of Intention may be included under a subsequent Letter of Intention executed within 90 days of such purchase if the Distributor is informed in writing of this intent within such 90-day period. The value of Class A or Class D shares of the Fund and of other MLAM-advised mutual funds presently held, at cost or maximum offering price (whichever is higher), on the date of the first purchase under the Letter of Intention, may be included as a credit toward completion of such Letter but the reduced sales charge applicable to the amount covered by such Letter will be applied only to new purchases. If the total amount of shares does not equal the amount stated in the Letter of Intention (minimum of $25,000), the investor will be notified and must pay, within 20 days of the expiration of such Letter, the difference between the sales charge on the Class A or Class D shares purchased at the reduced rate and the sales charge applicable to the shares actually purchased through the Letter. Class A or Class D shares equal to five percent of the intended amount will be held in escrow during the 13-month period (while registered in the name of the purchaser) for this purpose. The first purchase under the Letter of Intention must be at least five percent of the dollar amount of such Letter. If a purchase during the term of such Letter otherwise would be subject to a further reduced sales charge based on the right of accumulation, the purchaser will be entitled on that purchase and subsequent purchases to the reduced percentage sales charge which would be applicable to a single purchase equal to the total dollar value of the Class A or Class D shares then being purchased under such Letter, but there will be no retroactive reduction of the sales charges on any previous purchase.

  The value of any shares redeemed or otherwise disposed of by the purchaser prior to termination or completion of the Letter of Intention will be deducted from the total purchases made under such Letter.

  Purchase Privilege of Certain Persons. Directors of the Fund, members of the Boards of other MLAM/FAM-Advised Funds, ML & Co. and its subsidiaries (the term "subsidiaries," when used herein with respect to ML & Co., includes the Manager, FAM and certain other entities directly or indirectly wholly-owned and controlled by ML & Co.) and their directors and employees and any trust, pension, profit-sharing or other benefit plan for such persons may purchase Class A shares of the Fund at net asset value.

  Class D shares of the Fund are offered at net asset value, without a sales charge, to an investor who has a business relationship with a financial consultant who joined Merrill Lynch from another investment firm within six months prior to the date of purchase by such investor if the following conditions are satisfied: first, the investor must advise Merrill Lynch that it will purchase Class D shares of the Fund with proceeds from a redemption of a mutual fund that was sponsored by the financial consultant's previous firm and was subject to a sales charge either at the time of purchase or on a deferred basis; and second, the investor also must establish that such redemption had been made within 60 days prior to the investment in the Fund, and the proceeds from the redemption had been maintained in the interim in cash or a money market fund.

  Class D shares of the Fund also are offered at net asset value, without a sales charge, to an investor who has a business relationship with a Merrill Lynch Financial Consultant and who has invested in a mutual fund sponsored by a non-Merrill Lynch company for which Merrill Lynch has served as a selected dealer and where Merrill Lynch has either received or given notice that such arrangement will be terminated, if the following conditions are satisfied: first, the investor must purchase Class D shares of the Fund with proceeds from a redemption of shares of such other mutual fund and the shares of such other fund were subject to a sales charge either at the time of purchase or on a deferred basis; and second, such purchase of Class D shares must be made within 90 days after such notice of termination.

  Class D shares of the Fund are offered at net asset value, without a sales charge, to an investor who has a business relationship with a Merrill Lynch Financial Consultant and who has invested in a mutual fund for which Merrill Lynch has not served as a selected dealer, if the following conditions are satisfied: first, the investor must advise Merrill Lynch that it will purchase Class D shares of the Fund with proceeds from a redemption of shares of such other mutual fund and that such shares have been outstanding for a period of no less than six months; and second, such purchase of Class D shares must be made within 60 days after the redemption and the proceeds from the redemption must be maintained in the interim in cash or a money market fund.

  TMA(SM) Managed Trusts. Class A shares are offered to TMA(SM) Managed Trusts to which Merrill Lynch Trust Company provides discretionary trustee services at net asset value.

  Acquisition of Certain Investment Companies. The public offering price of Class D shares may be reduced to the net asset value per Class D share in connection with the acquisition of the assets of or merger or consolidation with a public or private investment company. The value of the assets or company acquired in a tax-free transaction may, in appropriate cases, be adjusted to reduce possible adverse tax consequences to the Fund which might result from an acquisition of assets having net unrealized appreciation which is disproportionately higher at the time of acquisition than the realized or unrealized appreciation of the Fund. The issuance of Class D shares for consideration other than cash is limited to bona fide reorganizations, statutory mergers or other acquisitions of portfolio securities which (i) meet the investment objectives and policies of the Fund; (ii) are acquired for investment and not for resale (subject to the understanding that the disposition of the Fund's portfolio securities at all times shall remain within its control); and (iii) are liquid securities, the value of which is readily ascertainable, which are not restricted as to transfer either by law or liquidity of market (except that the Fund may acquire through such transactions restricted or illiquid securities to the extent the Fund does not exceed the applicable limits on acquisition of such securities set forth under "Investment Objective and Policies" herein).

  Reductions in or exemptions from the imposition of a sales load are due to the nature of the investors and/or the reduced sales efforts that will be needed in obtaining such investments.

EMPLOYER-SPONSORED RETIREMENT OR SAVINGS PLANS AND CERTAIN OTHER ARRANGEMENTS

  Certain employer-sponsored retirement or savings plans and certain other arrangements may purchase Class A or Class D shares at net asset value, based on the number of employees or number of employees eligible to participate in the plan, the aggregate amount invested by the plan in specified investments and/or the services provided by Merrill Lynch to the plan. Certain other plans may purchase Class B shares with a waiver of the CDSC upon redemption, based on similar criteria. Such Class B shares will convert into Class D shares approximately ten years after the plan purchases the first share of any MLAM-advised mutual fund. Minimum purchase requirements may be waived or varied for such plans. Additional information regarding purchases by employer-sponsored retirement or savings plans and certain other arrangements is available toll-free from Merrill Lynch Business Financial Services at (800) 237-7777.

DISTRIBUTION PLANS

  Reference is made to "Purchase of Shares--Distribution Plans" in the Prospectus for certain information with respect to the separate distribution plans for Class B, Class C and Class D shares pursuant to Rule 12b-1 under the Investment Company Act (each a "Distribution Plan") with respect to the account maintenance and/or distribution fees paid by the Fund to the Distributor with respect to such classes.

  Payments of the account maintenance fees and/or distribution fees are subject to the provisions of Rule 12b-1 under the Investment Company Act. Among other things, each Distribution Plan provides that the Distributor shall provide and the Directors shall review quarterly reports of the disbursement of the account maintenance fees and/or distribution fees paid to the Distributor. In their consideration of each Distribution Plan, the Directors must consider all factors that they deem relevant, including information as to the benefits of the Distribution Plan to the Fund and its related class of shareholders. Each Distribution Plan further provides that, so long as the Distribution Plan remains in effect, the selection and nomination of Directors who are not "interested persons" of the Fund, as defined in the Investment Company Act (the "Independent Directors"), shall be committed to the discretion of the Independent Directors then in office. In approving each Distribution Plan in accordance with Rule 12b-1, the Independent Directors concluded that there is a reasonable likelihood that such Distribution Plan will benefit the Fund and its related class of shareholders. Each Distribution Plan may be terminated at any time, without penalty, by the vote of a majority of the Independent Directors or by the vote of the holders of a majority of the outstanding related class of voting securities of the Fund. A Distribution Plan cannot be amended to increase materially the amount to be spent by the Fund without the approval of the related class of shareholders, and all material amendments are required to be approved by the vote of the Directors, including a majority of the Independent Directors who have no direct or indirect financial interest in such Distribution Plan, cast in person at a meeting called for that purpose. Rule 12b-1 further requires that the Fund preserve copies of each Distribution Plan and any report made pursuant to such plan for a period of not less than six years from the date of such Distribution Plan or such report, the first two years in an easily accessible place.

LIMITATIONS ON THE PAYMENT OF DEFERRED SALES CHARGES

  The maximum sales charge rule in the Conduct Rules of the National Association of Securities Dealers, Inc. (the "NASD") imposes a limitation on certain asset-based sales charges such as the distribution fee and the CDSC borne by the Class B and Class C shares but not the account maintenance fee. The maximum sales charge rule is applied separately to each class. As applicable to the Fund, the maximum sales charge rule limits the aggregate of distribution fee payments and CDSCs payable by the Fund to (1) 6.25% of eligible gross sales of Class B shares and Class C shares, computed separately (defined to exclude shares issued pursuant to dividend reinvestments and exchanges), plus (2) interest on the unpaid balance for the respective class, computed separately, at the prime rate plus 1% (the unpaid balance being the maximum amount payable minus amounts received from the payment of the distribution fee and the CDSC). In connection with the Class B shares, the Distributor voluntarily has agreed to waive interest charges on the unpaid balance in excess of 0.50% of eligible gross sales. Consequently, the maximum amount payable to the Distributor (referred to as the "voluntary maximum") in connection with the Class B shares is 6.75% of eligible gross sales. The Distributor retains the right to stop waiving the interest charges at any time. To the extent payments would exceed the voluntary maximum, the Fund will not make further payments of the distribution fee with respect to Class B shares, and any CDSCs will be paid to the Fund rather than to the Distributor; however, the Fund will continue to make payments of the account maintenance fee. In certain circumstances, the amount payable pursuant to the voluntary maximum may exceed the amount payable under the NASD formula. In such circumstances, payments in excess of the amount payable under the NASD formula will not be made.

  The following table sets forth comparative information as of November 30, 1996, with respect to Class B and Class C shares of the Fund indicating the maximum allowable payments that can be made under the NASD maximum sales charge rule and, with respect to Class B shares, the Distributor's voluntary maximum for the period indicated.

                                              DATA CALCULATED AS OF NOVEMBER 30, 1996
                         ---------------------------------------------------------------------------------
                                                          (IN THOUSANDS)
                                  ALLOWABLE ALLOWABLE             AMOUNTS                     ANNUAL
                         ELIGIBLE AGGREGATE  INTEREST  MAXIMUM   PREVIOUSLY   AGGREGATE    DISTRIBUTION
                          GROSS     SALES   ON UNPAID  AMOUNT     PAID TO      UNPAID     FEE AT CURRENT
                         SALES(1)  CHARGES  BALANCE(2) PAYABLE DISTRIBUTOR(3)  BALANCE  NET ASSET LEVEL(4)
                         -------- --------- ---------- ------- -------------- --------- ------------------
CLASS B SHARES, FOR THE
 PERIOD DECEMBER 30,
 1994 (COMMENCEMENT OF
 OPERATIONS) TO
 NOVEMBER 30, 1996:
Under NASD Rule as
 Adopted................  $9,159    $572       $89      $661        $180        $481           $43
Under Distributor's
 Voluntary Waiver.......  $9,159    $572       $46      $618        $180        $438           $43
CLASS C SHARES, FOR THE
 PERIOD DECEMBER 30,
 1994 (COMMENCEMENT OF
 OPERATIONS) TO
 NOVEMBER 30, 1996:
Under NASD Rule as
 Adopted................  $1,209    $ 76       $11      $ 87        $ 15        $ 72           $ 5

--------
(1) Purchase price of all eligible Class B and Class C shares sold since December 30, 1994 (commencement of the Fund's operations) other than shares acquired through dividend reinvestment.
(2) Interest is computed on a monthly basis based upon the prime rate, as reported in The Wall Street Journal, plus 1.0% as permitted under the NASD Rule.
(3) Consists of CDSC payments, distribution fee payments and accruals.

(4) Provided to illustrate the extent to which the current level of distribution fee payments (not including any CDSC payments) is amortizing the unpaid balance. No assurance can be given that payments of the distribution fee will reach either the NASD maximum or, with respect to Class B shares, the voluntary maximum.

                              REDEMPTION OF SHARES

  Reference is made to "Redemption of Shares" in the Prospectus for certain information as to the redemption and repurchase of Fund shares.

  The right to redeem shares or to receive payment with respect to any such redemption may be suspended for more than seven days only for periods during which trading on the New York Stock Exchange (the "NYSE") is restricted as determined by the Commission or the NYSE is closed (other than customary weekend and holiday closings), for any period during which an emergency exists, as defined by the Commission, as a result of which disposal of portfolio securities or determination of the net asset value of the Fund is not reasonably practicable, and for such other periods as the Commission by order may permit for the protection of shareholders of the Fund.

  The value of shares at the time of redemption may be more or less than the shareholder's cost, depending on the market value of the securities held by the Fund at such time.

DEFERRED SALES CHARGES--CLASS B AND CLASS C SHARES

  As discussed in the Prospectus under "Purchase of Shares--Deferred Sales Charge Alternatives--Class B and Class C Shares," while Class B shares redeemed within four years of purchase are subject to a CDSC under most circumstances, the charge is waived on redemptions of Class B shares in connection with certain post-retirement withdrawals from an Individual Retirement Account ("IRA") or other retirement plan or following the death or disability of a Class B shareholder. Redemptions for which the waiver applies are: (a) any partial or complete redemption in connection with a tax-free distribution following retirement under a tax-deferred retirement plan or attaining age 59 1/2 in the case of an IRA or other retirement plan, or part of a series of equal periodic payments (not less frequently than annually) made for the life (or life expectancy) or any redemption resulting from the tax-free return of an excess contribution to an IRA; or (b) any partial or complete redemption following the death or disability (as defined in the Code) of a Class B shareholder (including one who owns the Class B shares as joint tenant with his or her spouse), provided that the redemption is requested within one year of the death or initial determination of disability. For the period December 30, 1994 (commencement of operations) to November 30, 1995 and for the fiscal year ended November 30, 1996, with respect to redemptions of Class B shares, the Distributor received CDSCs of $20,279 and $54,951, respectively, all of which were paid to Merrill Lynch. For the period December 30, 1994 (commencement of operations) to November 30, 1995 and for the fiscal year ended November 30, 1996, with respect to redemptions of Class C shares, the Distributor received CDSCs of $800 and $1,532, respectively, all of which were paid to Merrill Lynch.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

  Subject to policies established by the Board of Directors of the Fund, the Manager is primarily responsible for the execution of the Fund's portfolio transactions and the allocation of brokerage. In executing such transactions, the Manager seeks to obtain the best net results for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved and the firm's risk in positioning a block of securities.

While the Manager generally seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest commission or spread available. The Fund has no obligation to deal with any broker or group of brokers in execution of transactions in portfolio securities. For the fiscal year ended November 30, 1996, the Fund paid total brokerage commissions of $45,424, of which $205 or
 .45% was paid to Merrill Lynch for effecting .47% of the aggregate dollar amount of transactions in which the Fund paid brokerage commissions. For the period December 30, 1994 (commencement of operations) to November 30, 1995, the Fund paid total brokerage commissions of $51,000, none of which was paid to Merrill Lynch. Subject to obtaining the best price and execution, brokers who provide supplemental investment research to the Manager, including Merrill Lynch, may receive orders for transactions by the Fund. Information so received will be in addition to and not in lieu of the services required to be performed by the Manager under the Management Agreement and the expenses of the Manager will not necessarily be reduced as a result of the receipt of such supplemental information. It is possible that certain supplementary investment research so received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised. Conversely, the Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other accounts or investment companies. In addition, consistent with the Conduct Rules of the NASD and policies established by the Board of Directors of the Fund, the Manager may consider sales of shares of the Fund as a factor in the selection of brokers or dealers to execute portfolio transactions for the Fund.

  The Fund anticipates that its brokerage transactions involving securities of companies domiciled in countries other than the United States will be conducted primarily on the principal stock exchanges of such countries. Brokerage commissions and other transaction costs on foreign stock exchange transactions are generally higher than in the United States, although the Fund will endeavor to achieve the best net results in effecting its portfolio transactions. There is generally less government supervision and regulation of foreign stock exchanges and brokers than in the United States.

  Foreign equity securities may be held by the Fund in the form of ADRs, EDRs, GDRs or other securities convertible into foreign equity securities. ADRs, EDRs and GDRs may be listed on stock exchanges or traded in OTC markets in the United States or Europe, as the case may be. ADRs, like other securities traded in the United States, as well as GDRs traded in the United States, will be subject to negotiated commission rates.

  The Fund may invest in securities traded in the OTC markets and intends to deal directly with the dealers who make markets in the securities involved except in those circumstances where better prices and execution are available elsewhere. Under the Investment Company Act, persons affiliated with the Fund and persons who are affiliated with such affiliated persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the Commission. Since transactions in the OTC market usually involve transactions with dealers acting as principal for their own account, the Fund will not deal with affiliated persons, including Merrill Lynch and its affiliates, in connection with such transactions. However, affiliated persons of the Fund may serve as its broker in listed or OTC transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. See "Investment Objective and Policies--Investment Restrictions."

  The Fund's ability and decisions to purchase or sell portfolio securities may be affected by laws or regulations relating to the convertibility and repatriation of assets. Because the shares of the Fund are redeemable on a daily basis in U.S. dollars, the Fund intends to manage its portfolio so as to give reasonable assurance that it will be able to obtain U.S. dollars to the extent necessary to meet anticipated redemptions. Under present conditions, it is not believed that these considerations will have any significant effect on its portfolio strategies.

  The Board of Directors has considered the possibility of seeking to recapture for the benefit of the Fund brokerage commissions and other expenses of possible portfolio transactions by conducting portfolio transactions through affiliated entities. For example, brokerage commissions received by affiliated brokers could be offset against the advisory fee paid by the Fund. After considering all factors deemed relevant, the Board of Directors made a determination not to seek such recapture. The Board will reconsider this matter from time to time.

  Section 11(a) of the Securities Exchange Act of 1934, as amended, generally prohibits members of the U.S. national securities exchanges from executing exchange transactions for their affiliates and institutional accounts which they manage unless the member (i) has obtained prior express authorization from the account to effect such transactions, (ii) at least annually furnishes the account with the aggregate compensation received by the member in effecting such transactions, and (iii) complies with any rules the Commission has prescribed with respect to the requirements of clauses (i) and (ii). To the extent Section 11(a) would apply to Merrill Lynch acting as a broker for the Fund in any of its portfolio transactions executed on any such securities exchange of which it is a member, appropriate consents have been obtained from the Fund and annual statements as to aggregate compensation will be provided to the Fund.

                        DETERMINATION OF NET ASSET VALUE

  The net asset value of the shares of all classes of the Fund is determined by the Manager once daily, Monday through Friday, as of 15 minutes after the close of business on the NYSE (generally, 4:00 p.m., New York time), on each day during which the NYSE is open for trading. The NYSE is not open on New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Any assets or liabilities initially expressed in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the day of valuation. The Fund also will determine its net asset value on any day in which there is sufficient trading in its portfolio securities that the net asset value might be affected materially, but only if on any such day the Fund is required to sell or redeem shares. Net asset value is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time. Expenses, including the management fees and any account maintenance and/or distribution fees, are accrued daily. The per share net asset value of Class B, Class C and Class D shares generally will be lower than the per share net asset value of Class A shares, reflecting the daily expense accruals of the account maintenance, distribution and higher transfer agency fees applicable with respect to Class B and Class C shares and the daily expense accruals of the account maintenance fees applicable with respect to Class D shares; moreover, the per share net asset value of Class B and Class C shares generally will be lower than the per share net asset value of Class D shares, reflecting the daily expense accruals of the distribution fees and higher transfer agency fees applicable with respect to Class B and Class C shares of the Fund. It is expected, however, that the per share net asset value of the four classes will tend to converge (although not necessarily meet) immediately after the payment of dividends or distributions, which will differ by approximately the amount of the expense accrual differentials between the classes.

  Portfolio securities that are traded on stock exchanges are valued at the last sale price (regular way) on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities traded in the OTC market are valued at the last available bid price in the OTC market prior to the time of valuation. Securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market. When the Fund writes an option, the amount of the premium received is recorded on the books of the Fund as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based upon the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased by the Fund are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund. Such valuations and procedures will be reviewed periodically by the Board of Directors.

  Generally, trading in foreign securities, as well as U.S. Government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by the Directors.

                              SHAREHOLDER SERVICES

  The Fund offers a number of shareholder services described below which are designed to facilitate investment in its shares. Full details as to each of such services, copies of the various plans described below and instructions as to how to participate in the various services or plans, or how to change options with respect thereto, can be obtained from the Fund, the Distributor or Merrill Lynch. Certain of these services are available only to U.S. investors.

INVESTMENT ACCOUNT

  Each shareholder whose account is maintained at the Fund's transfer agent has an Investment Account and will receive, at least quarterly, statements from the Fund's transfer agent. The statements will serve as transaction confirmations for automatic investment purchases and the reinvestment of income dividends and capital gains distributions. The statements also will show any other activity in the account since the preceding statement. Shareholders will receive separate transaction confirmations for each purchase or sale transaction other than automatic investment purchases and the reinvestment of income dividends.

  Share certificates are issued only for full shares and only upon the specific request of the shareholder. Issuance of certificates representing all or only part of the full shares in an Investment Account may be requested by a shareholder directly from the Fund's transfer agent.

  Shareholders considering transferring their Class A or Class D shares from Merrill Lynch to another brokerage firm or financial institution should be aware that, if the firm to which the Class A or Class D shares are to be transferred will not take delivery of shares of the Fund, a shareholder either must redeem the Class A or Class D shares so that the cash proceeds can be transferred to the account at the new firm or such shareholder must continue to maintain an Investment Account at the transfer agent for those Class A or Class D shares. Shareholders interested in transferring their Class B or Class C shares from Merrill Lynch and who do not wish to have an Investment Account maintained for such shares at the transfer agent may request their new brokerage firm to maintain such shares in an account registered in the name of the brokerage firm for the benefit of the shareholder at the Fund's transfer agent. If the new brokerage firm is willing to accommodate the shareholder in this manner, the shareholder must request that he or she be issued certificates for his or her shares and then must turn the certificates over to the new firm for re-registration as described in the preceding sentence.

AUTOMATIC INVESTMENT PLANS

  A shareholder may make additions to an Investment Account at any time by purchasing Class A shares (if he or she is an eligible Class A investor as described in the Prospectus) or Class B, Class C or Class D shares at the applicable public offering price either through the shareholder's securities dealer or by mail directly to the Fund's transfer agent, acting as agent for such securities dealer. Voluntary accumulation also can be made through a service known as the Automatic Investment Plan whereby the Fund is authorized through pre-authorized checks or automated clearing house debits of $50 or more to charge the regular bank account of the shareholder on a regular basis to provide systematic additions to the Investment Account of such shareholder. An investor whose shares of the Fund are held within a CMA (R) or CBA (R) account may arrange to have periodic investments made in the Fund in amounts of $100 or more ($1 for retirement accounts) through the CMA (R)/CBA (R) Automated Investment Program.

AUTOMATIC REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

  Unless specific instructions to the contrary are given as to the method of payment of dividends and capital gains distributions, dividends and distributions will be reinvested automatically in additional shares of the Fund. Such reinvestment will be at the net asset value of the shares of the Fund, without a sales charge, as of the close of business on the NYSE on the ex-dividend date of such dividend or distribution. Shareholders may elect in writing to receive their dividends or capital gains distributions, or both, in cash, in which event payment will be mailed or direct deposited on or about the payment date.

  Shareholders, at any time, may notify the Fund's transfer agent in writing or by telephone (1-800-MER-FUND) that they no longer wish to have their dividends and/or distributions reinvested in shares of the Fund or vice versa, and commencing ten days after receipt by the Fund's transfer agent of such notice, those instructions will be effected.

                                     TAXES

  The Fund intends to continue to qualify for the special tax treatment afforded regulated investment companies ("RICs") under the Code. As long as it so qualifies, the Fund (but not its shareholders) will not be subject to Federal income tax on the part of its net ordinary income and net realized capital gains which it distributes to Class A, Class B, Class C and Class D shareholders (together, the "shareholders"). The Fund intends to distribute substantially all of such income.

  Dividends paid by the Fund from its ordinary income or from an excess of net short-term capital gains over net long-term capital losses (together referred to hereafter as "ordinary income dividends") are taxable to shareholders as ordinary income. Distributions made from an excess of net long-term capital gains over net short-term capital losses (including gains or losses from certain transactions in warrants, futures and options) ("capital gain dividends") are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder has owned Fund shares. Any loss upon the sale or exchange of Fund shares held for six months or less, however, will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset).

  Dividends are taxable to shareholders even though they are reinvested in additional shares of the Fund. Not later than 60 days after the close of its taxable year, the Fund will provide its shareholders with a written notice designating the amounts of any ordinary income dividends or capital gain dividends. Distributions by the Fund, whether from ordinary income or capital gains, generally will not be eligible for the dividends received deduction allowed to corporations under the Code. If the Fund pays a dividend in January that was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which such dividend was declared.

  Ordinary income dividends paid to shareholders who are nonresident aliens or foreign entities will be subject to a 30% U.S. withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the U.S. withholding tax.

  Under certain provisions of the Code, some shareholders may be subject to a 31% withholding tax on ordinary income dividends, capital gain dividends, and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

  Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Shareholders may be able to claim U.S. foreign tax credits with respect to such taxes, subject to certain conditions and limitations contained in the Code. For example, certain retirement accounts cannot claim foreign tax credits on investments in foreign securities held in the Fund. If more than 50% in value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible, and intends, to file an election with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to include their proportionate shares of such withholding taxes in their U.S. income tax returns as gross income, treat such proportionate shares as taxes paid by them and deduct such proportionate shares in computing their taxable incomes or, alternatively, use them as foreign tax credits against their U.S. income taxes. No deductions for foreign taxes, however, may be claimed by noncorporate shareholders who do not itemize deductions. A shareholder that is a nonresident alien individual or a foreign corporation may be subject to U.S. withholding tax on the income resulting from the Fund's election described in this paragraph but may not be able to claim a credit or deduction against such U.S. tax for the foreign taxes treated as having been paid by such shareholder. The Fund will report annually to its shareholders the amount per share of such withholding taxes. For this purpose, the Fund will allocate foreign taxes and foreign source income among the Class A, Class B, Class C and Class D shareholders according to a method (which it believes is consistent with the Commission rule permitting the issuance and sale of multiple classes of stock) that is based on the gross income allocable to Class A, Class B, Class C and Class D shareholders during the taxable year, or such other method as the Internal Revenue Service may prescribe. It should be noted that the foreign tax credit currently is unavailable for withholding taxes paid to certain countries in which the Fund is allowed to invest. Shareholders, however, may be able to deduct their proportionate shares of the taxes for which the credit has been disallowed.

  No gain or loss will be recognized by Class B shareholders on the conversion of their Class B shares into Class D shares. A shareholder's basis in the Class D shares acquired will be the same as such shareholder's basis in the Class B shares converted, and the holding period for the acquired Class D shares will include the holding period for the converted Class B shares.

  A loss realized on a sale of shares of the Fund will be disallowed if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61 day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

  The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98% of its ordinary income determined on a calendar year basis and 98% of its capital gains, determined, in general, on an October 31 year end, plus certain undistributed amounts from previous years. While the Fund intends to distribute its income and capital gains in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund's taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. In such event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements.

  The Fund may invest in securities rated in the medium to lower rating categories of nationally recognized rating organizations, and in unrated securities ("high yield/high risk securities" or "junk bonds"), as described in the Prospectus. Some of these high yield/high risk securities may be purchased at a discount and may therefore cause the Fund to accrue and distribute income before amounts due under the obligations are paid. In addition, a portion of the interest payments on such high yield/high risk securities may be treated as dividends for Federal income tax purposes; in such case, if the issuer of such high yield/high risk securities is a domestic corporation, dividend payments by the Fund will be eligible for the dividends received deduction to the extent of the deemed dividend portion of such interest payments.

  The Fund may invest up to 10% of its total assets in securities of other investment companies. If the Fund purchases shares of an investment company (or similar investment entity) organized under foreign law, the Fund will be treated as owning shares in a passive foreign investment company ("PFIC") for U.S. Federal income tax purposes. The Fund may be subject to U.S. Federal income tax, and an additional tax in the nature of interest (the "interest charge"), on a portion of the distributions from such a company and on gain from the disposition of the shares of such a company (collectively referred to as "excess distributions"), even if such excess distributions are paid by the Fund as a dividend to its shareholders. The Fund may be eligible to make an election with respect to certain PFICs in which it owns shares that will allow it to avoid the taxes on excess distributions. However, such election may cause the Fund to recognize income in a particular year in excess of the distributions received from such PFICs. Alternatively, under proposed regulations the Fund would be able to elect to "mark to market" at the end of each taxable year all shares that it holds in PFICs. If it made this election, the Fund would recognize as ordinary income any increase in the value of such shares. Unrealized losses, however, would not be recognized. By making the mark-to-market election, the Fund could avoid imposition of the interest charge with respect to its distributions from PFICs, but in any particular year might be required to recognize income in excess of the distributions it received from PFICs and its proceeds from dispositions of PFIC stock.

TAX TREATMENT OF FUTURES, OPTIONS AND FORWARD FOREIGN EXCHANGE TRANSACTIONS

  The Fund may write, purchase or sell futures, options or forward foreign exchange contracts. Futures and options contracts that are "Section 1256 contracts" will be "marked to market" for Federal income tax purposes at the end of each taxable year, i.e., each such option or futures contract will be treated as sold for its fair market value on the last day of the taxable year. Unless such contract is a non-equity option or a regulated futures contract for a non-U.S. currency for which the Fund elects to have gain or loss treated as ordinary gain or loss under Code Section 988 (as described below), gain or loss from Section 1256 contracts will be 60% long-term and 40% short-term capital gain or loss. Application of these rules to Section 1256 contracts held by the Fund may alter the timing and character of distributions to shareholders. The mark-to-market rules outlined above, however, will not apply to certain transactions entered into by the Fund solely to reduce the risk of changes in price or interest or currency exchange rates with respect to its investments.

  A forward foreign exchange contract that is a Section 1256 contract will be marked to market, as described above. However, the character of gain or loss from such a contract will generally be ordinary under Code Section 988. The Fund may, nonetheless, elect to treat the gain or loss from certain forward foreign exchange contracts as capital. In this case, gain or loss realized in connection with a forward foreign exchange contract that is a Section 1256 contract will be characterized as 60% long-term and 40% short-term capital gain or loss.

  Code Section 1092, which applies to certain "straddles," may affect the taxation of the Fund's sales of securities and transactions in futures, options and forward foreign exchange contracts. Under Section 1092, the Fund may be required to postpone recognition for tax purposes of losses incurred in certain sales of securities and certain closing transactions in futures, options and forward foreign exchange contracts.

  One of the requirements for qualification as a RIC is that less than 30% of the Fund's gross income be derived from gains from the sale or other disposition of securities held for less than three months. Accordingly, the Fund may be restricted in effecting closing transactions within three months after entering into an options or futures contract.

SPECIAL RULES FOR CERTAIN FOREIGN CURRENCY TRANSACTIONS

  In general, gains from "foreign currencies" and from foreign currency options, foreign currency futures and forward foreign exchange contracts relating to investments in stock, securities or foreign currencies will be qualifying income for purposes of determining whether the Fund qualifies as a RIC. It is currently unclear, however, who will be treated as the issuer of a foreign currency instrument or how foreign currency options, foreign currency futures and forward foreign exchange contracts will be valued for purposes of the RIC diversification requirements applicable to the Fund.

  Under Code Section 988, special rules are provided for certain transactions in a currency other than the taxpayer's functional currency (i.e., unless certain special rules apply, currencies other than the U.S. Dollar). In general, foreign currency gains or losses from certain debt instruments, from certain forward contracts, from futures contracts that are not "regulated futures contracts" and from unlisted options will be treated as ordinary income or loss under Code Section 988. In certain circumstances, the Fund may elect capital gain or loss treatment for such transactions. Regulated futures contracts, as described above, will be taxed under Code Section 1256 unless application of Section 988 is elected by the Fund. In general, however, Code
Section 988 gains or losses will increase or decrease the amount of the Fund's investment company taxable income available to be distributed to shareholders as ordinary income. Additionally, if Code Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary income dividend distributions, and all or a portion of distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing the basis of each shareholder's Fund shares and resulting in a capital gain for any shareholder who received a distribution greater than the shareholder's tax basis in Fund shares (assuming that the shares were held as a capital asset). These rules and the mark-to-market rules described above, however, will not apply to certain transactions entered into by the Fund solely to reduce the risk of currency fluctuations with respect to its investments.

  The Treasury Department has authority to issue regulations concerning the recharacterization of principal repayments and interest payments with respect to debt obligations issued in hyperinflationary currencies, which may include the currencies of certain countries in which the Fund intends to invest. To date, no such regulations have been issued.

  The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

  Ordinary income and capital gain dividends also may be subject to state and local taxes.

  Certain states exempt from state income taxation dividends paid by RICs which are derived from interest on U.S. Government obligations. State law varies as to whether dividend income attributable to U.S. Government obligations is exempt from state income tax.

  Shareholders are urged to consult their own tax advisers regarding specific questions as to Federal, foreign, state or local taxes. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in the Fund.

                                PERFORMANCE DATA

  From time to time the Fund may include its average annual total return and other total return data in advertisements or information furnished to present or prospective shareholders. From time to time, the Fund may include the Fund's Morningstar risk-adjusted performance ratings in advertisements or supplemental sales literature. Total return figures are based on the Fund's historical performance and are not intended to indicate future performance. Average annual total return is determined separately for Class A, Class B, Class C and Class D shares in accordance with a formula specified by the Commission.

  Average annual total return quotations for the specified periods are computed by finding the average annual compounded rates of return (based on net investment income and any realized and unrealized capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return is computed assuming all dividends and distributions are reinvested and taking into account all applicable recurring and nonrecurring expenses, including any redemption fee that would be applicable to a complete redemption of the investment at the end of the specified period, the maximum sales charge in the case of Class A and Class D shares and the CDSC that would be applicable to a complete redemption of the investment at the end of the specified period in the case of Class B and Class C shares.

  The Fund also may quote annual, average annual and annualized total return and aggregate total return performance data, both as a percentage and as a dollar amount based on a hypothetical $1,000 investment, for various periods other than those noted below. Such data will be computed as described above, except that (i) as required by the periods of the quotations, actual annual, annualized or aggregate data, rather than average annual data, may be quoted, and (ii) the maximum applicable sales charges will not be included with respect to annual or annualized rates of return calculations. Aside from the impact on the performance data calculations of including or excluding the maximum applicable sales charges, actual annual or annualized total return data generally will be lower than average annual total return data since the average rates of return reflect compounding of return; aggregate total return data generally will be higher than average annual total return data since the aggregate rates of return reflect compounding over a longer period of time.

  In order to reflect the reduced sales charges in the case of Class A or Class D shares, or the waiver of the CDSC in the case of Class B or Class C shares applicable to certain investors, as described under "Purchase of Shares" and "Redemption of Shares," respectively, the total return data quoted by the Fund in advertisements directed to such investors may take into account the reduced, and not the maximum, sales charge or may not take into account the CDSC and therefore may reflect a greater total return since, due to the reduced sales charges or the waiver of sales charges, a lower amount of expenses may be deducted.

  Set forth below is total return information for the Class A, Class B, Class C and Class D shares of the Fund for the periods indicated.

                                   CLASS A SHARES                      CLASS B SHARES
                         ----------------------------------- -----------------------------------
                                           REDEEMABLE VALUE                    REDEEMABLE VALUE
                          EXPRESSED AS A   OF A HYPOTHETICAL  EXPRESSED AS A   OF A HYPOTHETICAL
                         PERCENTAGE BASED  $1,000 INVESTMENT PERCENTAGE BASED  $1,000 INVESTMENT
                         ON A HYPOTHETICAL   AT THE END OF   ON A HYPOTHETICAL   AT THE END OF
                         $1,000 INVESTMENT    THE PERIOD     $1,000 INVESTMENT    THE PERIOD
                         ----------------- ----------------- ----------------- -----------------
                                               AVERAGE ANNUAL TOTAL RETURN
                                       (INCLUDING MAXIMUM APPLICABLE SALES CHARGE)
One Year Ended November
 30, 1996...............     (10.87)%          $  891.30         (10.32)%          $  896.80
Inception (December 30,
 1994) to November 30,
 1996...................      (1.69)%          $  967.90          (1.36)%          $  974.00
                                                   ANNUAL TOTAL RETURN
                                       (EXCLUDING MAXIMUM APPLICABLE SALES CHARGE)
Year Ended November 30,
 1996...................      (4.17)%          $  958.30          (5.14)%          $  948.60
Inception (December 30,
 1994) to November 30,
 1995...................       6.60 %          $1,066.00           5.60 %          $1,056.00
                                                 AGGREGATE TOTAL RETURN
                                       (INCLUDING MAXIMUM APPLICABLE SALES CHARGE)
Inception (December 30,
 1994) to November 30,
 1996...................      (3.21)%          $  967.90          (2.60)%          $  974.00
                                   CLASS C SHARES                      CLASS D SHARES
                         ----------------------------------- -----------------------------------
                                           REDEEMABLE VALUE                    REDEEMABLE VALUE
                          EXPRESSED AS A   OF A HYPOTHETICAL  EXPRESSED AS A   OF A HYPOTHETICAL
                         PERCENTAGE BASED  $1,000 INVESTMENT PERCENTAGE BASED  $1,000 INVESTMENT
                         ON A HYPOTHETICAL   AT THE END OF   ON A HYPOTHETICAL   AT THE END OF
                         $1,000 INVESTMENT    THE PERIOD     $1,000 INVESTMENT    THE PERIOD
                         ----------------- ----------------- ----------------- -----------------
                                               AVERAGE ANNUAL TOTAL RETURN
                                       (INCLUDING MAXIMUM APPLICABLE SALES CHARGE)
One Year Ended November
 30, 1996...............      (7.77)%          $  922.30         (11.00)%          $  890.00
Inception (December 30,
 1994) to November 30,
 1996...................       0.08 %          $1,001.50          (1.90)%          $  963.70
                                                   ANNUAL TOTAL RETURN
                                       (EXCLUDING MAXIMUM APPLICABLE SALES CHARGE)
Year Ended November 30,
 1996...................      (5.16)%          $  948.40          (4.31)%          $  956.90
Inception (December 30,
 1994) to November 30,
 1995...................       5.60 %          $1,056.00           6.30 %          $1,063.00
                                                 AGGREGATE TOTAL RETURN
                                       (INCLUDING MAXIMUM APPLICABLE SALES CHARGE)
Inception (December 30,
 1994) to November 30,
 1996...................       0.15 %          $1,001.50          (3.63)%          $  963.70

                              GENERAL INFORMATION

DESCRIPTION OF SHARES

  The Fund was incorporated under Maryland law on March 15, 1994. At the date of this Statement of Additional Information, the Fund has an authorized capital of 400,000,000 shares of common stock, par value $0.10 per share, divided into Class A, Class B, Class C and Class D shares, each of which consists of 100,000,000 shares. Under the Articles of Incorporation of the Fund, the Directors have the authority to issue separate classes of shares which would represent interests in the assets of the Fund and have identical voting, dividend, liquidation and other rights and the same terms and conditions except that expenses related to the distribution and/or account maintenance of the shares of a class may be borne solely by such class, and a class may have exclusive voting rights with respect to matters relating to the expenses being borne only by such class. Upon liquidation of the Fund, shareholders of each class are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders, except for any expenses which may be attributable only to one class. Shares have no preemptive rights. The redemption, conversion and exchange rights are described elsewhere herein and in the Prospectus.

  Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held in the election of Directors (to the extent hereafter provided) and on other matters submitted to a vote of shareholders, except that shareholders of a class bearing account maintenance and/or distribution expenses as provided above shall have exclusive voting rights with respect to matters relating to such account maintenance and/or distribution expenditures. The Fund does not intend to hold annual meetings of shareholders in any year in which the Investment Company Act does not require shareholders to elect Directors. Also, the by-laws of the Fund require that a special meeting of shareholders be held upon the written request of at least 10% of the outstanding shares of the Fund entitled to vote at such meeting, if they comply with applicable Maryland law. Voting rights for Directors are not cumulative. Shares issued are fully paid and non-assessable and have no preemptive or conversion rights. Redemption rights are discussed elsewhere herein and in the Prospectus. Each share of Class A, Class B, Class C and Class D Common Stock is entitled to participate equally in dividends declared by the Fund and in the net assets of the Fund upon liquidation or dissolution after satisfaction of outstanding liabilities, except that, as noted above, expenses related to the account maintenance and/or distribution of the Class B, Class C and Class D shares are borne solely by such class. Stock certificates are issued by the transfer agent only on specific request. Certificates for fractional shares are not issued in any case.

  The Manager provided the initial capital for the Fund by purchasing 10,000 shares of common stock of the Fund for $100,000. Such shares were acquired for investment and can only be disposed of by redemption. The organizational expenses of the Fund (approximately $219,210) are being paid by the Fund and are being amortized over a period not exceeding five years. The proceeds realized by the Manager upon the redemption of any of the shares initially purchased by it will be reduced by the proportional amount of the unamortized organizational expenses which the number of such initial shares being redeemed bears to the number of shares initially purchased.

COMPUTATION OF OFFERING PRICE PER SHARE

  An illustration of the computation of the offering price for Class A, Class B, Class C and Class D shares of the Fund, based on the value of the Fund's net assets and number of shares outstanding on November 30, 1996, is set forth below:

                                          CLASS A   CLASS B   CLASS C  CLASS D
                                          -------- ---------- -------- --------
  Net Assets............................. $398,917 $5,699,475 $691,514 $969,300
                                          ======== ========== ======== ========
  Number of Shares Outstanding...........   42,416    612,105   74,247  103,349
                                          ======== ========== ======== ========
  Net Asset Value Per Share (net assets
   divided by number of shares outstand-
   ing).................................. $   9.40 $     9.31 $   9.31 $   9.38
  Sales Charge for Class A and Class D
   Shares: 5.25% of offering price (5.54%
   of net asset value per share)*........      .52         **       **      .52
                                          -------- ---------- -------- --------
  Offering Price......................... $   9.92 $     9.31 $   9.31 $   9.90
                                          ======== ========== ======== ========

--------
 * Rounded to the nearest one-hundredth percent; assumes the maximum sales charge is applicable.
** Class B and Class C shares are not subject to an initial sales charge but may be subject to a CDSC on redemption. See "Purchase of Shares--Deferred Sales Charge Alternatives--Class B and Class C Shares" in the Prospectus and "Redemption of Shares--Deferred Sales Charges--Class B and Class C Shares" herein.

INDEPENDENT AUDITORS

  Deloitte & Touche LLP, 117 Campus Drive, Princeton, New Jersey 08540, has been selected as the independent auditors of the Fund. The selection of independent auditors is subject to approval by the independent Directors of the Fund. The independent auditors are responsible for auditing the annual financial statements of the Fund.

CUSTODIAN

  Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109 acts as the custodian of the Fund's assets (the "Custodian"). Under its contract with the Fund, the Custodian is authorized, among other things, to establish separate accounts in foreign currencies and to cause foreign securities owned by the Fund to be held in its offices outside of the United States and with certain foreign banks and securities depositories. The Custodian is responsible for safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund's investments.

TRANSFER AGENT

  Merrill Lynch Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484, acts as the Fund's transfer agent (the "Transfer Agent"). The Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening, maintenance and servicing of shareholder accounts. See "Management of the Fund--Transfer Agency Services" in the Prospectus.

LEGAL COUNSEL

  Brown & Wood LLP, One World Trade Center, New York, New York 10048-0557, is counsel for the Fund.

REPORTS TO SHAREHOLDERS

  The fiscal year of the Fund ends on November 30 of each year. The Fund sends to its shareholders, at least semi-annually, reports showing the Fund's portfolio and other information. An annual report, containing financial statements audited by independent auditors, is sent to shareholders each year. After the end of each year shareholders will receive Federal income tax information regarding dividends and capital gains distributions.

ADDITIONAL INFORMATION

  The Prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement and the exhibits relating thereto, which the Fund has filed with the Commission, Washington, D.C. under the Securities Act and the Investment Company Act, to which reference is hereby made.

  Under a separate agreement, ML & Co. has granted the Fund the right to use the "Merrill Lynch" name and has reserved the right to withdraw its consent to the use of such name by the Fund at any time or to grant the use of such name to any other company, and the Fund has granted ML & Co. under certain conditions, the use of any other name it might assume in the future, with respect to any corporation organized by ML & Co.

  To the knowledge of the Fund, no person owned beneficially 5% or more of the Fund's shares on February 28, 1997.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Merrill Lynch Middle East/Africa Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Middle East/Africa Fund, Inc. as of November 30, 1996, the related statements of operations for the year then ended and changes in net assets for the year then ended and the period December 30, 1994 (commencement of operations) to November 30, 1995, and the financial highlights for the year then ended and the period December 30, 1994 (commencement of operations) to November 30, 1995. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at November 30, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Middle East/Africa Fund, Inc. as of November 30, 1996, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
January 6, 1997

SCHEDULE OF INVESTMENTS                                                                                     (in US dollars)
                                Shares Held/                                                                 Value   Percent of
AFRICA       Industries         Face Amount                Investments                       Cost          (Note 1a) Net Assets
Botswana     Multi-Industry        232,000    Sechaba Investment Trust                   $  190,492       $  157,447    2.0%

                                              Total Investments in Botswana                 190,492          157,447    2.0


Ghana        Health & Personal      85,000    Unilever Ghana Ltd.                            62,559           39,041    0.5
             Care

             Multi-Industry        904,743    Guiness Ghana Ltd.                            156,444          127,295    1.6

             Tobacco                70,000    Pioneer Tobacco Co. Ltd.                        5,081            5,291    0.1

                                              Total Investments in Ghana                    224,084          171,627    2.2

Morocco      Banking                 3,428    Banque Marocaine du Commerce
                                              Exterieure (GDR)(b)                           116,045          155,319    2.0

             Building Materials      2,000  ++Les Ciments de l'Oriental                      87,576           85,812    1.1

                                              Total Investments in Morocco                  203,621          241,131    3.1


South        Beverages               6,336    South African Breweries Ltd.                  179,899          159,913    2.1
Africa                               3,850    South African Breweries Ltd. (ADR)(a)          97,906           96,731    1.3
                                                                                         ----------       ----------  ------
                                                                                            277,805          256,644    3.4

             Diversified            21,500    Barlow Rand Ltd.                              300,190          197,449    2.5

             Entertainment         236,170    Sun International (Bophuthatswana) Ltd.       320,021          205,098    2.6

             Financial Services     15,000    First National Bank Holdings Ltd.             150,017           71,157    0.9

             Foreign         ZAL 6,950,000    South African Bond, 12% due 2/28/2005       1,416,938        1,252,345   16.1
             Government
             Obligations

             Mining                  2,300    Anglo American Corp. of South Africa,
                                              Ltd. (ADR)(a)                                 144,912          129,950    1.7
                                    26,200    Beatrix Mines Ltd.                            212,044          167,803    2.2
                                     1,300    De Beers Centenary AG                          40,511           39,725    0.5
                                    12,426    Driefontein Consolidated Ltd. (ADR)(a)        186,511          141,346    1.8
                                    12,300    Ingwe Coal Corp., Ltd.                         97,800           99,874    1.3
                                     2,500    Vaal Reefs Exploration & Mining Co.,
                                              Ltd.                                          240,240          174,229    2.2
                                     6,363    Western Areas Gold Mining Company
                                              Ltd. (ADR)(a)                                  93,645           98,627    1.3
                                     4,297    Western Areas Gold Mining Company Ltd.
                                              (Ordinary)                                     59,817           60,173    0.8
                                                                                         ----------       ----------  ------
                                                                                          1,075,480          911,727   11.8

             Retail                113,500  ++Meikles Africa Ltd.                           150,047          164,575    2.1

                                              Total Investments in South Africa           3,690,498        3,058,995   39.4

Zimbabwe     Beverage & Tobacco     55,423    Delta Corporation                              93,034          172,673    2.2

             Entertainment &        75,000  ++Zimbabwe Sun International                     28,305           27,900    0.4
             Leisure

             Real Estate           164,081    Hippo Valley Estates                           60,325          144,968    1.9

                                              Total Investments in Zimbabwe                 181,664          345,541    4.5

                                              Total Investments in Africa                 4,490,359        3,974,741   51.2


MIDDLE
EAST

Egypt        Banking                   511    Commercial International Bank (Egypt)
                                              S.A.E.                                         60,437           72,279    0.9
                                     6,500  ++Commercial International Bank (Egypt)
                                              S.A.E. (GDR)(b)                                97,250           97,500    1.3
                                                                                         ----------       ----------  ------
                                                                                            157,687          169,779    2.2

             Engineering &          16,810  ++Torah Portland Cement Company, Egypt          304,842          356,658    4.6
             Construction

             Housing                 1,250  ++Nasr City Company for Housing &
                                              Reconstruction                                 53,454           86,563    1.1

                                              Total Investments in Egypt                    515,983          613,000    7.9


Israel       Banking               194,852    Bank Hapoalim Ltd.                            309,137          286,970    3.7

             Engineering &           3,603    Koor Industries Ltd.                          301,578          311,978    4.0
             Construction            5,000    Koor Industries Ltd. (ADR)(a)                  89,050           86,875    1.1
                                                                                         ----------       ----------  ------
                                                                                            390,628          398,853    5.1

             Merchandising          37,100  ++Blue Square Chain Stores Properties
                                              and Investments Ltd.                          201,555          285,516    3.7
                                       600  ++Blue Square Chain Stores Properties
                                              and Investments Ltd. (ADR)(a)                   9,067            8,400    0.1
                                                                                         ----------       ----------  ------
                                                                                            210,622          293,916    3.8

                                              Total Investments in Israel                   910,387          979,739   12.6

Turkey       Brewery                83,200    Erciyas Biracilik Ve Malt Sanayii
                                              A.S. (GDR)(b)                                 279,760          189,280    2.4

             Building &          1,999,000    Adana Cimento Sanayii (Class A)               111,099          109,374    1.4
             Construction

             Steel               2,993,733    Eregli Demir Ve Celik Fabrikalari
                                              T.A.S. (Erdemir)                              337,641          424,124    5.5

                                              Total Investments in Turkey                   728,500          722,778    9.3


                                              Total Investments in the Middle East        2,154,870        2,315,517   29.8
SHORT-TERM
SECURITIES

             US Government &       696,000    Federal Home Loan Mortgage Corp.,
             Agency Obligations*              5.70% due 12/02/1996                          695,780          695,780    9.0

                                              Total Investments in Short-Term
                                              Securities                                    695,780          695,780    9.0

             Total Investments                                                           $7,341,009        6,986,038   90.0
                                                                                         ==========
             Other Assets Less Liabilities                                                                   773,168   10.0
                                                                                                          ----------  ------
             Net Assets                                                                                   $7,759,206  100.0%
                                                                                                          ==========  ======


* Certain US Government & Agency Obligations are traded on a discount basis; the interest rate shown is the discount rate paid at the time of purchase by the Fund.
(a)American Depositary Receipts (ADR).
(b)Global Depositary Receipts (GDR).
++ Non-income producing security.

             See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
                    As of November 30, 1996
Assets:             Investments, at value (identified cost--$7,341,009) (Note 1a)                           $  6,986,038
                    Cash                                                                                             262
                    Foreign cash                                                                                   8,224
                    Receivables:
                      Securities sold                                                      $    530,957
                      Investment adviser (Note 2)                                               107,471
                      Interest                                                                   45,517
                      Dividends                                                                   6,184          690,129
                                                                                           ------------
                    Deferred organization expenses (Note 1f)                                                     184,665
                    Prepaid registration fees and other assets (Note 1f)                                          18,580
                                                                                                            ------------
                    Total assets                                                                               7,887,898
                                                                                                            ------------
Liabilities:        Payables:
                      Securities purchased                                                       58,214
                      Capital shares redeemed                                                     9,883
                      Distributor (Note 2)                                                        5,246           73,343
                                                                                           ------------
                    Accrued expenses and other liabilities                                                        55,349
                                                                                                            ------------
                    Total liabilities                                                                            128,692
                                                                                                            ------------

Net Assets:         Net assets                                                                              $  7,759,206
                                                                                                            ============

Net Assets          Class A Shares of Common Stock, $0.10 par value, 100,000,000
Consist of:         shares authorized                                                                       $      4,242
                    Class B Shares of Common Stock, $0.10 par value, 100,000,000
                    shares authorized                                                                             61,210
                    Class C Shares of Common Stock, $0.10 par value, 100,000,000
                    shares authorized                                                                              7,425
                    Class D Shares of Common Stock, $0.10 par value, 100,000,000
                    shares authorized                                                                             10,335
                    Paid-in capital in excess of par                                                           8,468,372
                    Undistributed investment income--net                                                         247,109
                    Accumulated realized capital losses on investments and foreign
                    currency transactions--net                                                                  (680,061)
                    Unrealized depreciation on investments and foreign currency
                    transactions--net                                                                           (359,426)
                                                                                                            ------------
                    Net assets                                                                              $  7,759,206
                                                                                                            ============
Net Asset           Class A--Based on net assets of $398,917 and 42,416
Value:                       shares outstanding                                                             $       9.40
                                                                                                            ============
                    Class B--Based on net assets of $5,699,475 and 612,105
                             shares outstanding                                                             $       9.31
                                                                                                            ============
                    Class C--Based on net assets of $691,514 and 74,247
                             shares outstanding                                                             $       9.31
                                                                                                            ============
                    Class D--Based on net assets of $969,300 and 103,349 shares
                             outstanding                                                                    $       9.38
                                                                                                            ============

                    See Notes to Financial Statements.

STATEMENT OF OPERATIONS

                    For the Year Ended November 30, 1996
Investment          Dividends (net of $13,089 foreign withholding tax)                                      $    281,771
Income              Interest and discount earned                                                                 173,886
(Notes 1d & 1e):                                                                                            ------------
                    Total income                                                                                 455,657
                                                                                                            ------------

Expenses:           Investment advisory fees (Note 2)                                      $     97,346
                    Account maintenance and distribution fees--Class B (Note 2)                  70,613
                    Professional fees                                                            62,453
                    Accounting services (Note 2)                                                 60,432
                    Amortization of organization expenses (Note 1f)                              59,891
                    Registration fees (Note 1f)                                                  52,040
                    Printing and shareholders reports                                            49,447
                    Directors' fees and expenses                                                 37,811
                    Custodian fees                                                               28,051
                    Transfer agent fees--Class B (Note 2)                                        16,635
                    Account maintenance and distribution fees--Class C (Note 2)                   8,155
                    Account maintenance fees--Class D (Note 2)                                    3,247
                    Transfer agent fees--Class D (Note 2)                                         2,544
                    Pricing fees                                                                  2,480
                    Transfer agent fees--Class C (Note 2)                                         1,921
                    Transfer agent fees--Class A (Note 2)                                         1,096
                    Other                                                                         5,437
                                                                                           ------------
                    Total expenses before reimbursement                                         559,599
                    Reimbursement of expenses (Note 2)                                         (428,911)
                                                                                           ------------
                    Total expenses after reimbursement                                                           130,688
                                                                                                            ------------
                    Investment income--net                                                                       324,969
                                                                                                            ------------
Realized &          Realized loss from:
Unrealized Loss       Investments--net                                                         (679,544)
On Investments &      Foreign currency transactions--net                                        (44,445)        (723,989)
Foreign Currency                                                                           ------------
Transactions--Net   Change in unrealized depreciation on:
(Notes 1b, 1c,        Investments--net                                                          (29,731)
1e & 3):              Foreign currency transactions--net                                         (4,286)         (34,017)
                                                                                           ------------     ------------
                    Net realized and unrealized loss on investments and foreign
                    currency transactions                                                                       (758,006)
                                                                                                            ------------
                    Net Decrease in Net Assets Resulting from Operations                                    $   (433,037)
                                                                                                            ============

                    See Notes to Financial Statements.


STATEMENT OF CHANGES IN NET ASSETS

                                                                                                             For the Period
                                                                                             For the           December 30,
                                                                                            Year Ended          1994++ to
                                                                                            November 30,       November 30,
                    Increase (Decrease) in Net Assets:                                          1996              1995
Operations:         Investment income--net                                                 $    324,969     $    806,936
                    Realized loss on investments and foreign currency transactions
                    --net                                                                      (723,989)         (28,517)
                    Change in unrealized depreciation on investments and foreign
                    currency transactions--net                                                  (34,017)        (325,409)
                                                                                           ------------     ------------
                    Net increase (decrease) in net assets resulting from operations            (433,037)         453,010
                                                                                           ------------     ------------

Dividends and       Investment income--net:
Distributions to      Class A                                                                   (51,662)              --
Shareholders          Class B                                                                  (541,025)              --
(Note 1g):            Class C                                                                   (71,137)              --
                      Class D                                                                  (121,684)              --
                    Realized gain on investments--net:
                      Class A                                                                    (1,581)              --
                      Class B                                                                   (18,968)              --
                      Class C                                                                    (2,502)              --
                      Class D                                                                    (3,830)              --
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                              (812,389)              --
                                                                                           ------------     ------------

Capital Share       Net increase (decrease) in net assets derived from capital
Transactions        share transactions                                                       (1,925,740)      10,377,362
(Note 4):                                                                                  ------------     ------------

Net Assets:         Total increase (decrease)in net assets                                   (3,171,166)      10,830,372
                    Beginning of period                                                      10,930,372          100,000
                                                                                           ------------     ------------
                    End of period*                                                         $  7,759,206     $ 10,930,372
                                                                                           ============     ============
                   *Undistributed investment income--net (Note 1h)                         $    247,109     $    752,093
                                                                                           ============     ============

                  ++Commencement of Operations.

                    See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS

                                                        Class A             Class B            Class C            Class D

                       The following per share data
                       and ratios have been derived          For the             For the            For the            For the
                       from information provided    For the  Period    For the   Period    For the  Period   For the   Period
                       in the financial statements.   Year   Dec. 30,    Year    Dec. 30,   Year    Dec. 30,   Year    Dec. 30,
                                                     Ended  1994++ to   Ended   1994++ to   Ended  1994++ to  Ended   1994++ to
                       Increase (Decrease) in Net   Nov. 30, Nov. 30,  Nov. 30,  Nov. 30,  Nov. 30, Nov. 30, Nov. 30,  Nov. 30,
                       Asset Value:                 1996++++   1995    1996++++    1995    1996++++   1995   1996++++    1995
Per Share Operating    Net asset value, beginning
Performance:           of period                     $10.66    $10.00    $10.56   $10.00    $10.56   $10.00    10.63   10.00
                                                     ------    ------    ------   ------    ------   ------   ------  ------
                         Investment income--net         .42       .57       .32      .79       .31      .83      .40     .77




                         Realized and unrealized
                         gain (loss) on investments
                         and foreign currency
                         transactions--net             (.80)      .09      (.80)    (.23)     (.79)    (.27)    (.80)   (.14)
                                                     ------    ------    ------   ------    ------   ------   ------  ------
                       Total from investment
                       operations                      (.38)      .66      (.48)     .56      (.48)     .56     (.40)    .63
                                                     ------    ------    ------   ------    ------   ------   ------  ------
                       Less dividends and
                       distributions:
                         Investment income--net        (.85)       --      (.74)      --      (.74)      --     (.82)     --
                         Realized gain on
                         investments--net              (.03)       --      (.03)      --      (.03)      --     (.03)     --
                                                     ------    ------    ------   ------    ------   ------   ------  ------
                       Total dividends and
                       distributions                   (.88)       --      (.77)      --      (.77)      --     (.85)     --
                                                     ------    ------    ------   ------    ------   ------   ------  ------
                       Net asset value, end of
                       period                        $ 9.40    $10.66    $ 9.31   $10.56    $ 9.31   $10.56   $ 9.38  $10.63
                                                     ======    ======    ======   ======    ======   ======   ======  ======
Total Investment       Based on net asset value
Return:**              per share                     (4.17%)    6.60%+++ (5.14%)   5.60%+++ (5.16%)   5.60%+++(4.31%)  6.30%+++
                                                     ======    ======    ======   ======    ======   ======   ======  ======

Ratios to Average      Expenses, net of
Net Assets:            reimbursement                   .47%      .00%*    1.50%    1.01%*    1.50%    1.01%*    .72%    .25%*
                                                     ======    ======    ======   ======    ======   ======   ======  ======
                       Expenses                       4.84%     4.63%*    5.90%    5.68%*    5.91%    5.67%*   5.08%   4.89%*
                                                     ======    ======    ======   ======    ======   ======   ======  ======
                       Investment income--net         4.24%     8.43%*    3.15%    8.33%*    3.14%    8.45%*   4.01%   9.07%*
                                                     ======    ======    ======   ======    ======   ======   ======  ======

Supplemental           Net assets, end of period
Data:                  (in thousands)                $  399   $  648     $5,699   $7,701    $  692   $1,012   $  969  $1,569
                                                     ======   ======     ======   ======    ======   ======   ======  ======
                       Portfolio turnover            46.36%   40.97%     46.36%   40.97%    46.36%   40.97%   46.36%  40.97%
                                                     ======   ======     ======   ======    ======   ======   ======  ======
                       Average commission rate
                       paid+++++                     $.0022       --     $.0022       --    $.0022       --   $.0022      --
                                                     ======   ======     ======   ======    ======   ======   ======  ======

*      Annualized.
**     Total investment returns exclude the effects of sales loads.
++     Commencement of Operations.
++++   Based on average outstanding shares during the period.
+++    Aggregate total investment return.
+++++ For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.

                       See Notes to Financial Statements.


NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch Middle East/Africa Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund. (a) Valuation of securities--Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.


(b) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(c) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Options--The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts. Premium or discount is amortized over the life of the contracts.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Financial futures contracts--The Fund may purchase or sell stock index futures contracts and options on such futures contracts. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Deferred organization expenses and prepaid registration fees--Deferred organization expenses are charged to expense on a straight-line basis over a five-year period. Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Reclassification--Generally accepted accounting principles require that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $44,445 have been reclassified between accumulated net realized capital losses and undistributed net investment income. These reclassifications have no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. As compensation for its services to the Fund, MLAM receives monthly compensation at the annual rate of 1.00% of the average daily net assets of the Fund. For the year ended November 30, 1996, MLAM earned fees of $97,346, all of which was voluntarily waived. MLAM also reimbursed the Fund $331,565 in additional expenses.

Pursuant to the distribution plans (the "Distribution Plans") adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                           Account      Distribution
                                       Maintenance Fee      Fee

Class B                                     0.25%          0.75%
Class C                                     0.25%          0.75%
Class D                                     0.25%            --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended November 30, 1996, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class D Shares as follows:


                                         MLFD         MLPF&S

Class D                                  $157         $2,261


For the year ended November 30, 1996, MLPF&S received contingent deferred sales charges of $54,951 and $1,532 relating to transactions in Class B and Class C Shares, respectively.

In addition, MLPF&S received $205 in commissions on the execution of portfolio security transactions for the Fund for the year ended November 30, 1996.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of MLAM, MLPF&S, PSI, MLFDS, MLFD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended November 30, 1996 were $4,018,846 and $5,677,910, respectively.

Net realized and unrealized gains (losses) as of November 30, 1996 were as follows:


                                     Realized     Unrealized
                                  Gains (Losses)    Losses

Long-term investments              $ (679,553)   $  (354,971)
Short-term investments                      9             --
Foreign currency transactions         (20,820)        (4,455)
Foreign foreign exchange contracts    (23,625)            --
                                   ----------    -----------
Total                              $ (723,989)   $  (359,426)
                                   ==========    ===========


As of November 30, 1996, net unrealized depreciation for Federal income tax purposes aggregated $354,971, of which $503,565 related to appreciated securities and $858,536 related to depreciated securities. The aggregate cost of investments at November 30, 1996 for Federal income tax purposes was $7,341,009.

NOTES TO FINANCIAL STATEMENTS (concluded)


4. Capital Share Transactions:
Net increase (decrease) in net assets derived from capital share transactions was $(1,925,740) and $10,377,362 for the years ended November 30, 1996 and November 30, 1995, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the Year                         Dollar
Ended November 30, 1996               Shares        Amount

Shares sold                            15,446    $   161,605
Shares issued to shareholders in
reinvestment of dividends and
distributions                           2,358         26,229
                                   ----------    -----------
Total issued                           17,804        187,834
Shares redeemed                       (36,243)      (366,373)
                                   ----------    -----------
Net decrease                          (18,439)   $  (178,539)
                                   ==========    ===========



Class A Shares for the Period
December 30, 1994++ to November                     Dollar
30, 1995                              Shares        Amount

Shares sold                            68,348    $   729,728
Shares redeemed                        (9,993)      (106,209)
                                   ----------    -----------
Net increase                           58,355    $   623,519
                                   ==========    ===========

++Prior to December 30, 1994 (commencement of operations), the Fund issued 2,500 shares to MLAM for $25,000.


Class B Shares for the Year                         Dollar
Ended November 30, 1996               Shares        Amount

Shares sold                            82,351    $   854,084
Shares issued to shareholders in
reinvestment of dividends and
distributions                           6,020         63,443
                                   ----------    -----------
Total issued                           88,371        917,527
Shares redeemed                      (205,679)    (2,013,667)
                                   ----------    -----------
Net decrease                         (117,308)   $(1,096,140)
                                   ==========    ===========


Class B Shares for the Period
December 30, 1994++ to November                     Dollar
30, 1995                              Shares        Amount

Shares sold                           832,728    $ 8,419,730
Shares redeemed                      (105,813)    (1,085,440)
                                   ----------    -----------
Net increase                          726,915    $ 7,334,290
                                   ==========    ===========

++Prior to December 30, 1994 (commencement of operations), the Fund issued 2,500 shares to MLAM for $25,000.


Class C Shares for the Year                         Dollar
Ended November 30, 1996               Shares        Amount

Shares sold                            20,835     $  211,576
Shares issued to shareholders in
reinvestment of dividends and
distributions                             704          8,084
                                   ----------     ----------
Total issued                           21,539        219,660
Shares redeemed                       (43,114)      (431,908)
                                   ----------     ----------
Net decrease                          (21,575)    $ (212,248)
                                   ==========     ==========


Class C Shares for the Period
December 30, 1994++ to                              Dollar
November 30, 1995                     Shares        Amount

Shares sold                           101,871     $1,027,680
Shares redeemed                        (8,549)       (91,175)
                                   ----------     ----------
Net increase                           93,322     $  936,505
                                   ==========     ==========

++Prior to December 30, 1994 (commencement of operations), the Fund issued 2,500 shares to MLAM for $25,000.


Class D Shares for the
Year Ended                                          Dollar
November 30, 1996                     Shares        Amount

Shares sold                            10,891     $  112,953
Shares issued to shareholders in
reinvestment of dividends and
distributions                           2,310         25,977
                                   ----------     ----------
Total issued                           13,201        138,930
Shares redeemed                       (57,396)      (577,743)
                                   ----------     ----------
Net decrease                          (44,195)    $ (438,813)
                                   ==========     ==========


Class D Shares for the Period
December 30, 1994++ to                              Dollar
November 30, 1995                     Shares        Amount

Shares sold                           153,535     $1,573,684
Shares redeemed                        (8,491)       (90,636)
                                   ----------     ----------
Net increase                          145,044     $1,483,048
                                   ==========     ==========

++Prior to December 30, 1994 (commencement of operations), the Fund issued 2,500 shares to MLAM for $25,000.

5. Commitments:
At November 30, 1996, the Fund had entered into foreign exchange contracts under which it had agreed to purchase and sell various foreign currencies with approximate values of $23,000 and $401,000, respectively.


6. Capital Loss Carryforward:
At November 30, 1996, the Fund had a net capital loss carryforward of approximately $680,000, all of which expires in 2004. This amount will be available to offset like amounts of any future taxable gains.

7. Subsequent Event:
On December 1, 1996, the Board of Directors declared an ordinary income dividend in the amount of $0.436055 per Class A Share, $0.319034 per Class B Share, $0.331592 per Class C Share and $0.405895 per Class D Share, payable on December 23, 1996 to shareholders of record as of December 13, 1996.

                   [This Page Intentionally Left Blank]

                   [This Page Intentionally Left Blank]

                               TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----
Investment Objective and Policies.........................................   2
 Hedging Techniques.......................................................   2
 Other Investment Policies and Practices..................................   7
 Investment Restrictions..................................................   9
Management of the Fund....................................................  12
 Directors and Officers...................................................  12
 Compensation of Directors................................................  14
 Management and Advisory Arrangements.....................................  14
Purchase of Shares........................................................  16
 Initial Sales Charge Alternatives--
  Class A and Class D Shares..............................................  16
 Reduced Initial Sales Charges............................................  17
 Employer-Sponsored Retirement or Savings Plans and Certain Other
  Arrangements............................................................  20
 Distribution Plans.......................................................  20
 Limitations on the Payment of Deferred Sales Charges.....................  20
Redemption of Shares......................................................  22
 Deferred Sales Charges--
  Class B and Class C Shares..............................................  22
Portfolio Transactions and Brokerage......................................  22
Determination of Net Asset Value..........................................  24
Shareholder Services......................................................  25
 Investment Account.......................................................  25
 Automatic Investment Plans...............................................  26
 Automatic Reinvestment of Dividends and Capital Gains Distributions......  26
Taxes.....................................................................  27
 Tax Treatment of Futures, Options and Forward Foreign Exchange
  Transactions............................................................  29
 Special Rules for Certain Foreign Currency Transactions..................  30
Performance Data..........................................................  31
General Information.......................................................  32
 Description of Shares....................................................  32
 Computation of Offering Price Per Share..................................  33
 Independent Auditors.....................................................  34
 Custodian................................................................  34
 Transfer Agent...........................................................  34
 Legal Counsel............................................................  34
 Reports to Shareholders..................................................  34
 Additional Information...................................................  34
Independent Auditors' Report..............................................  35
Financial Statements......................................................  36

                                                          Code # 18412-0397


[LOGO] MERRILL LYNCH

Merrill Lynch
Middle East/Africa Fund, Inc.

[ART]

STATEMENT OF
ADDITIONAL
INFORMATION

    March 25, 1997

Distributor:
Merrill Lynch
Funds Distributor, Inc.

                           PART C. OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

  (a)FINANCIAL STATEMENTS
    Contained in Part A:

      Financial Highlights for the fiscal year ended November 30, 1996 and for the period December 30, 1994 (commencement of operations) to November 30, 1995.
    Contained in Part B:

      Schedule of Investments as of November 30, 1996.

      Statement of Assets and Liabilities as of November 30, 1996.

      Statement of Operations for the year ended November 30, 1996.

      Statements of Changes in Net Assets for the fiscal year ended
       November 30, 1996 and for the period December 30, 1994
       (commencement of operations) to November 30, 1995.

      Financial Highlights for the fiscal year ended November 30, 1996 and for the period December 30, 1994 (commencement of operations) to November 30, 1995.

  (b)EXHIBITS

 EXHIBIT
 NUMBER
 -------
   1     --Amended and Restated Articles of Incorporation of the Registrant,
          dated October 5, 1994.(a)
   2     --By-Laws of the Registrant.(a)
   3     --None.
   4(a)  --Portions of the Amended and Restated Articles of Incorporation and
          the By-Laws of the Registrant defining the rights of shareholders.(b)
    (b)  --Specimen Share Certificates for Class A, Class B, Class C and Class
          D Shares.(c)
   5(a)  --Form of Management Agreement between the Registrant and Merrill
          Lynch Asset Management, L.P.(a)
    (b)  --Sub-Advisory Agreement between Merrill Lynch Asset Management, L.P.
          and Merrill Lynch Asset Management U.K. Limited.
   6(a)  --Form of Class A Shares Distribution Agreement between the Registrant and Merrill Lynch Funds Distributor, Inc. (the "Distributor")(a)
    (b)  --Form of Class B Shares Distribution Agreement between the Registrant and the Distributor.(a)
    (c)  --Form of Class C Shares Distribution Agreement between the Registrant and the Distributor.(a)
    (d)  --Form of Class D Shares Distribution Agreement between the Registrant and the Distributor.(a)
   7     --None.
   8     --Custody Agreement between the Registrant and Brown Brothers Harriman
          & Co.
   9(a)  --Form of Transfer Agency, Dividend Disbursing Agency and Shareholder
          Servicing Agency Agreement between the Registrant and Merrill Lynch
          Financial Data Services, Inc.(a)
    (b)  --Form of License Agreement relating to the use of name between the
          Registrant and Merrill Lynch & Co., Inc.(a)

 EXHIBIT
 NUMBER
 -------
  10     --Opinion of Brown & Wood LLP, counsel to the Registrant.
  11     --Consent of Deloitte & Touche LLP, independent auditors for the
          Registrant.
  12     --None.
  13     --Certificate of Merrill Lynch Asset Management, L.P.(c)
  14     --None.
  15(a)  --Form of Class B Shares Distribution Plan and Class B Shares
          Distribution Plan Sub-Agreement of the Registrant.(a)
    (b)  --Form of Class C Shares Distribution Plan and Class C Shares
          Distribution Plan Sub-Agreement of the Registrant.(a)
    (c)  --Form of Class D Shares Distribution Plan and Class D Shares
          Distribution Plan Sub-Agreement of the Registrant.(a)
  16(a)  --Schedule of computation of each performance quotation provided in the Registration Statement in response to Item 22 relating to Class A
          Shares.(d)
    (b)  --Schedule of computation of each performance quotation provided in the Registration Statement in response to Item 22 relating to Class B
          Shares.(d)
    (c)  --Schedule of computation of each performance quotation provided in the Registration Statement in response to Item 22 relating to Class C
          Shares.(d)
    (d)  --Schedule of computation of each performance quotation provided in the Registration Statement in response to Item 22 relating to Class D
          Shares.(d)
  17(a)  --Financial Data Schedule for Class A Shares.
    (b)  --Financial Data Schedule for Class B Shares.
    (c)  --Financial Data Schedule for Class C Shares.
    (d)  --Financial Data Schedule for Class D Shares.
  18     --Merrill Lynch Select Pricing SM System Plan Pursuant to Rule 18f-
          3.(e)

--------

(a) Filed on November 18, 1994 as an Exhibit to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A under the Securities Act of 1933, as amended (File No. 33-55843) (the "Registration Statement").

(b) Reference is made to Article IV, Article V (Sections 3, 5, 6 and 7) and Articles VI, VII and IX of the Registrant's Amended and Restated Articles of Incorporation, filed as Exhibit 1 to the Registration Statement, and
    Article II, Article III (Sections 1, 3, 5 and 6) and Articles VI, VII, XIII and XIV of the Registrant's By-Laws, filed as Exhibit 2 to the Registration Statement.

(c) Filed on December 22, 1994 as an Exhibit to Pre-Effective Amendment No. 2 to the Registration Statement.

(d) Filed on June 22, 1995 as an Exhibit to Post-Effective Amendment No. 2 to the Registration Statement.

(e) Incorporated by reference to Exhibit 18 to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A under the Securities Act of 1933, as amended, filed on January 25, 1996, relating to shares of Merrill Lynch New York Municipal Bond Fund series of Merrill Lynch Multi-State Municipal Series Trust (File No. 2-99473).

ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE REGISTRANT

  The Registrant is not controlled by or under common control with any other person.

ITEM 26. NUMBER OF HOLDERS OF SECURITIES

                                                                  NUMBER OF
                                                                  HOLDERS AT
                       TITLE OF CLASS                         FEBRUARY 28, 1997*
                       --------------                         ------------------
Class A Common Stock, par value $0.10 per share..............         79
Class B Common Stock, par value $0.10 per share..............        724
Class C Common Stock, par value $0.10 per share..............         98
Class D Common Stock, par value $0.10 per share..............        123

--------

*Note: The number of holders shown above includes holders of record plus beneficial owners whose shares are held of record by Merrill Lynch, Pierce, Fenner & Smith Incorporated.

ITEM 27. INDEMNIFICATION

  Reference is made to Article VI of the Registrant's Amended and Restated Articles of Incorporation, Article VI of the Registrant's By-Laws, Section 2-418 of the Maryland General Corporation Law and Section 9 of each of the Class A, Class B, Class C and Class D Shares Distribution Agreements.

  Insofar as the conditional advancing of indemnification moneys for actions based on the Investment Company Act of 1940, as amended (the "1940 Act") may be concerned, Article VI of the Registrant's By-Laws provides that such payments will be made only on the following conditions: (i) the advances must be limited to amounts used, or to be used, for the preparation or presentation of a defense to the action, including costs connected with the preparation of a settlement; (ii) advances may be made only on receipt of a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds the amount which it is ultimately determined he or she is entitled to receive from the Registrant by reason of indemnification; and (iii) (a) such promise must be secured by a surety bond, other suitable insurance or an equivalent form of security which assures that any repayments may be obtained by the Registrant without delay or litigation, which bond, insurance or other form of security must be provided by the recipient of the advance, or (b) a majority of a quorum of the Registrant's disinterested, non-party Directors, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that the recipient of the advance ultimately will be found entitled to indemnification.

  In Section 9 of each of the Class A, Class B, Class C and Class D Shares Distribution Agreements relating to the securities being offered hereby, the Registrant agrees to indemnify the Distributor and each person, if any, who controls the Distributor within the meaning of the Securities Act of 1933, as amended (the "1933 Act"), against certain types of civil liabilities arising in connection with the Registration Statement or the Prospectus and Statement of Additional Information.

  Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to Directors, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person or the principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

  (a) Merrill Lynch Asset Management, L.P. ("MLAM" or the "Manager"), acts as investment adviser for the following open-end investment companies: Merrill Lynch Adjustable Rate Securities Fund, Inc., Merrill Lynch Americas Income Fund, Inc., Merrill Lynch Asset Builder Program, Inc., Merrill Lynch Asset Growth Fund, Inc., Merrill Lynch Asset Income Fund, Inc., Merrill Lynch Capital Fund, Inc., Merrill Lynch Developing Capital Markets Fund, Inc., Merrill Lynch Dragon Fund, Inc., Merrill Lynch EuroFund, Merrill Lynch Fundamental Growth Fund, Inc., Merrill Lynch Fund For Tomorrow, Inc., Merrill Lynch Global Allocation Fund, Inc., Merrill Lynch Global Bond Fund for Investment and Retirement, Merrill Lynch Global Convertible Fund, Inc., Merrill Lynch Global Holdings, Inc., Merrill Lynch Global Resources Trust, Merrill Lynch Global SmallCap Fund, Inc., Merrill Lynch Global Utility Fund, Inc., Merrill Lynch Global Value Fund, Inc., Merrill Lynch Growth Fund, Merrill Lynch Healthcare Fund, Inc., Merrill Lynch Intermediate Government Bond Fund, Merrill Lynch International Equity Fund, Merrill Lynch Latin America Fund, Inc., Merrill Lynch Middle East/Africa Fund, Inc., Merrill Lynch Municipal Series Trust, Merrill Lynch Pacific Fund, Inc., Merrill Lynch Ready Assets Trust, Merrill Lynch Retirement Series Trust, Merrill Lynch Series Fund, Inc., Merrill Lynch Short-Term Global Income Fund, Inc., Merrill Lynch Strategic Dividend Fund, Merrill Lynch Technology Fund, Inc., Merrill Lynch U.S. Treasury Money Fund, Merrill Lynch U.S.A. Government Reserves, Merrill Lynch Utility Income Fund, Inc. and Merrill Lynch Variable Series Funds, Inc., and for the following closed-end investment companies: Convertible Holdings, Inc., Merrill Lynch High Income Municipal Bond Fund, Inc. and Merrill Lynch Senior Floating Rate Fund, Inc.

  Fund Asset Management, L.P. ("FAM"), an affiliate of the Manager, acts as the investment adviser for the following open-end investment companies: CBA Money Fund, CMA Government Securities Fund, CMA Money Fund, CMA Multi-State Municipal Series Trust, CMA Tax-Exempt Fund, CMA Treasury Fund, The Corporate Fund Accumulation Program, Inc., Financial Institutions Series Trust, Merrill Lynch Basic Value Fund, Inc., Merrill Lynch California Municipal Series Trust, Merrill Lynch Corporate Bond Fund, Inc., Merrill Lynch Emerging Tigers Fund, Inc., Merrill Lynch Federal Securities Trust, Merrill Lynch Funds for Institutions Series, Merrill Lynch Multi-State Limited Maturity Municipal Series Trust, Merrill Lynch Multi-State Municipal Series Trust, Merrill Lynch Municipal Bond Fund, Inc., Merrill Lynch Phoenix Fund, Inc., Merrill Lynch Special Value Fund, Inc., Merrill Lynch World Income Fund, Inc., and The Municipal Fund Accumulation Program, Inc.; and for the following closed-end investment companies: Apex Municipal Fund, Inc., Corporate High Yield Fund, Inc., Corporate High Yield Fund II, Inc., Income Opportunities Fund 1999, Inc., Income Opportunities Fund 2000, Inc., Merrill Lynch Municipal Strategy Fund, Inc., MuniAssets Fund, Inc., MuniEnhanced Fund, Inc., MuniInsured Fund, Inc., MuniVest Fund,

Inc., MuniVest Fund II, Inc., MuniVest Florida Fund, MuniVest Michigan Insured Fund, Inc., MuniVest New Jersey Fund, Inc., MuniVest Pennsylvania Insured Fund, MuniYield Arizona Fund, Inc., MuniYield California Fund, Inc., MuniYield California Insured Fund, Inc., MuniYield California Insured Fund II, Inc., MuniYield Florida Fund, MuniYield Florida Insured Fund, MuniYield Fund, Inc., MuniYield Insured Fund, Inc., MuniYield Michigan Fund, Inc., MuniYield Michigan Insured Fund, Inc., MuniYield New Jersey Fund, Inc., MuniYield New Jersey Insured Fund, Inc., MuniYield New York Insured Fund, Inc., MuniYield New York Insured Fund II, Inc., MuniYield Pennsylvania Fund, MuniYield Quality Fund, Inc., MuniYield Quality Fund II, Inc., Senior High Income Portfolio, Inc., Taurus MuniCalifornia Holdings, Inc., Taurus MuniNewYork Holdings, Inc. and Worldwide DollarVest Fund, Inc.

  The address of each of these investment companies is P.O. Box 9011, Princeton, New Jersey 08543-9011, except that the address of Merrill Lynch Funds for Institutions Series is One Financial Center, 15th Floor, Boston, Massachusetts 02111-2646. The address of the MLAM, FAM, Princeton Services, Inc. ("Princeton Services") and Princeton Administrators, L.P. is also P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of Merrill Lynch Funds Distributor, Inc. ("MLFD") is P.O. Box 9081, Princeton, New Jersey 08543-9081. The address of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and Merrill Lynch & Co., Inc. ("ML & Co.") is World Financial Center, North Tower, 250 Vesey Street, New York, New York 10281. The address of Merrill Lynch Financial Data Services, Inc. ("MLFDS") is 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484.

  Set forth below is a list of each executive officer and partner of the Manager indicating each business, profession, vocation or employment of a substantial nature in which each such person or entity has been engaged since December 1, 1994, for his, her or its own account or in the capacity of director, officer, partner or trustee. In addition, Mr. Zeikel is President, Mr. Richard is Treasurer and Mr. Glenn is Executive Vice President of substantially all of the investment companies described in the first two paragraphs of this Item 28 and Messrs. Giordano, Harvey, Kirstein and Monagle are directors, trustees or officers of one or more of such companies.

                         POSITION(S)            OTHER SUBSTANTIAL BUSINESS,
NAME                   WITH THE MANAGER     PROFESSION, VOCATION OR EMPLOYMENT
----                   ----------------     ----------------------------------
ML & Co............ Limited Partner        Financial Services Holding Company;
                                            Limited Partner of FAM
Princeton           General Partner        General Partner of FAM
 Services..........
Arthur Zeikel...... President              President of FAM; President and
                                            Director
                                            of Princeton Services; Director of
                                            MLFD; Executive Vice President of ML
                                            & Co.
Terry K. Glenn..... Executive Vice         Executive Vice President of FAM;
                    President               Executive Vice President and
                                            Director of Princeton Services;
                                            President and Director of MLFD;
                                            Director of MLFDS; President of
                                            Princeton Administrators, L.P.

                               POSITION(S)            OTHER SUBSTANTIAL BUSINESS,
NAME                         WITH THE MANAGER     PROFESSION, VOCATION OR EMPLOYMENT
----                         ----------------     ----------------------------------
Vincent R. Giordano.....  Senior Vice President  Senior Vice President of FAM; Senior
                                                  Vice
                                                  President of Princeton Services
Elizabeth Griffin.......  Senior Vice President  Senior Vice President of FAM
Norman R. Harvey........  Senior Vice President  Senior Vice President of FAM; Senior
                                                  Vice
                                                  President of Princeton Services
Michael J. Hennewinkel..  Senior Vice President  Senior Vice President of FAM; Senior
                                                  Vice
                                                  President of Princeton Services
Philip L. Kirstein......  Senior Vice            Senior Vice President, General
                          President,              Counsel and
                           General Counsel        Secretary of FAM; Senior Vice
                           and Secretary          President,
                                                  General Counsel, Director and
                                                  Secretary
                                                  of Princeton Services; Director of
                                                  MLFD
Ronald M. Kloss.........  Senior Vice President  Senior Vice President and Controller
                           and Controller         of
                                                  FAM; Senior Vice President and
                                                  Controller of Princeton Services
Stephen M.M. Miller.....  Senior Vice President  Executive Vice President of Princeton
                                                  Administrators, L.P.; Senior Vice
                                                  President of Princeton Services
Joseph T. Monagle,        Senior Vice President  Senior Vice President of FAM; Senior
 Jr. ...................                          Vice
                                                  President of Princeton Services
Michael L. Quinn........  Senior Vice President  Senior Vice President of FAM; Senior
                                                  Vice
                                                  President of Princeton Services;
                                                  Managing Director and First Vice
                                                  President of Merrill Lynch from 1989
                                                  to 1995
Gerald M. Richard.......  Senior Vice President  Senior Vice President and Treasurer
                           and Treasurer          of FAM; Senior Vice President and
                                                  Treasurer of Princeton Services;
                                                  Vice President and Treasurer of MLFD
Ronald L. Welburn.......  Senior Vice President  Senior Vice President of FAM; Senior
                                                  Vice
                                                  President of Princeton Services
Anthony Wiseman.........  Senior Vice President  Senior Vice President of FAM; Senior
                                                  Vice
                                                  President of Princeton Services

  (b) Merrill Lynch Asset Management U.K. Limited ("MLAM U.K.") acts as sub-adviser for the following registered investment companies: Corporate High Yield Fund, Inc., Corporate High Yield Fund II, Inc., Income Opportunities Fund 1999, Inc., Income Opportunities Fund 2000, Inc., Merrill Lynch Americas Income Fund, Inc., Merrill Lynch Asset Builder Program, Inc., Merrill Lynch Asset Growth Fund, Inc., Merrill Lynch Asset Income Fund, Inc., Merrill Lynch Basic Value Fund, Inc., Merrill Lynch Capital Fund, Inc., Merrill Lynch Consults International Portfolio, Merrill Lynch Corporate Bond Fund, Inc., Merrill Lynch Developing Capital Markets, Inc., Merrill Lynch Dragon Fund, Inc., Merrill Lynch Emerging Tigers Fund, Inc., Merrill Lynch EuroFund, Merrill Lynch Fundamental Growth Fund, Inc., Merrill Lynch Fund For Tomorrow, Inc., Merrill Lynch Global Allocation Fund, Inc., Merrill Lynch Global Bond Fund for Investment and Retirement, Merrill Lynch Global Convertible Fund, Inc., Merrill Lynch Global Holdings, Inc., Merrill Lynch Global Resources Trust, Merrill Lynch Global SmallCap Fund, Inc., Merrill Lynch Global Utility Fund, Inc., Merrill Lynch Global Value Fund, Inc., Merrill Lynch Growth Fund, Merrill Lynch Healthcare Fund, Inc., Merrill Lynch International Equity Fund, Merrill Lynch Latin America Fund, Inc., Merrill Lynch Middle East/Africa Fund, Inc., Merrill Lynch Pacific Fund, Inc., Merrill Lynch Phoenix Fund, Inc., Merrill Lynch Series Fund, Inc., Merrill Lynch Short-Term Global Income Fund, Inc., Merrill Lynch Special Value Fund, Inc., Merrill Lynch Strategic Dividend Fund, Merrill Lynch Technology Fund, Inc., Merrill Lynch Utility Income Fund, Inc., Merrill Lynch Variable Series Funds, Inc., Merrill Lynch World Income Fund, Inc. and Worldwide DollarVest Fund, Inc. The address of each of these investment companies is P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of MLAM U.K. is Milton Gate, 1 Moor Lane, London EC2Y 9HA, England.

  Set forth below is a list of each executive officer and director of MLAM U.K. indicating each business, profession, vocation or employment of a substantial nature in which each such person has been engaged since December 1, 1994, for his or her own account or in the capacity of director, officer, partner or trustee. In addition, Messrs. Zeikel, Albert, Bascand, Glenn, Richard and Yardley are officers of one or more of the registered investment companies listed in the first two paragraphs of this Item 28:

                        POSITION WITH           OTHER SUBSTANTIAL BUSINESS,
NAME                      MLAM U.K.         PROFESSION, VOCATION OR EMPLOYMENT
----                    -------------       ----------------------------------
Arthur Zeikel...... Director and Chairman  President of the Manager and FAM;
                                            President and Director of Princeton
                                            Services; Director of MLFD;
                                            Executive Vice President of ML & Co.
Alan J. Albert..... Senior Managing        Vice President of the Manager
                     Director
Terry K. Glenn..... Director               Executive Vice President of the
                                            Manager and FAM; Executive Vice
                                            President and Director of Princeton
                                            Services; President and Director of
                                            MLFD; Director of MLFDS; President
                                            of Princeton Administrators, L.P.
Adrian Holmes...... Managing Director      Director of Merrill Lynch Global
                                            Asset Management

                             POSITION WITH           OTHER SUBSTANTIAL BUSINESS,
NAME                           MLAM U.K.         PROFESSION, VOCATION OR EMPLOYMENT
----                         -------------       ----------------------------------
Andrew John Bascand..... Director               Director of Merrill Lynch Global
                                                 Asset Management
Edward Gobora........... Director               Director of Merrill Lynch Global
                                                 Asset Management
Richard Kilbride........ Director               Managing Director of Merrill Lynch
                                                 Global Asset Management
Robert M. Ryan.......... Director               Vice President, Institutional
                                                 Marketing, Debt and Equity Group,
                                                 Merrill Lynch Capital Markets from
                                                 1989 to 1994
Gerald M. Richard....... Senior Vice President  Senior Vice President and Treasurer
                                                 of the Manager and FAM; Senior Vice
                                                 President and Treasurer of Princeton
                                                 Services; Vice President and
                                                 Treasurer of MLFD
Stephen J. Yardley...... Director               Director of Merrill Lynch Global
                                                 Asset Management
Carol Ann Langham....... Company Secretary      None
Debra Anne Searle....... Assistant Company      None
                          Secretary

ITEM 29. PRINCIPAL UNDERWRITERS

  (a) MLFD acts as the principal underwriter for the Registrant and for each of the open-end investment companies referred to in the first two paragraphs of
Item 28 except CBA Money Fund, CMA Government Securities Fund, CMA Money Fund, CMA Multi-State Municipal Series Trust, CMA Tax-Exempt Fund, CMA Treasury Fund, The Corporate Fund Accumulation Program, Inc. and The Municipal Fund Accumulation Program, Inc.; and MLFD also acts as the principal underwriter for the following closed-end investment companies: Merrill Lynch High Income Municipal Bond Fund, Inc., Merrill Lynch Municipal Strategy Fund, Inc. and Merrill Lynch Senior Floating Rate Fund, Inc.

  (b) Set forth below is information concerning each director and officer of MLFD. The principal business address of each such person is P.O. Box 9011, Princeton, New Jersey 08543-9011, except that the address of Messrs. Aldrich, Brady, Breen, Crook, Fatseas and Wasel is One Financial Center, 15th Floor, Boston, Massachusetts 02111-2665.

                             POSITION(S) AND OFFICE(S) POSITION(S) AND OFFICE(S)
            NAME                     WITH MLFD            WITH THE REGISTRANT
            ----             ------------------------- -------------------------
Terry K. Glenn..............  President and Director   Executive Vice President
Arthur Zeikel...............  Director                 President and Director

                          POSITION(S) AND OFFICE(S)   POSITION(S) AND OFFICE(S)
          NAME                    WITH MLFD              WITH THE REGISTRANT
          ----            -------------------------   -------------------------
Philip L. Kirstein...... Director                             None
William E. Aldrich...... Senior Vice President                None
Robert W. Crook......... Senior Vice President                None
Kevin P. Boman.......... Vice President                       None
Michael J. Brady........ Vice President                       None
William M. Breen........ Vice President                       None
Michael G. Clark........ Vice President                       None
Mark A. DeSario......... Vice President                       None
James T. Fatseas........ Vice President                       None
Debra W. Landsman-
 Yaros.................. Vice President                       None
Michelle T. Lau......... Vice President                       None
Gerald M. Richard....... Vice President and Treasurer         Treasurer
Salvatore Venezia....... Vice President                       None
William Wasel........... Vice President                       None
Robert Harris........... Secretary                            None

  (c) Not applicable.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

  All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the rules thereunder are maintained at the offices of the Registrant (800 Scudders Mill Road, Plainsboro, New Jersey 08536) and its transfer agent, Merrill Lynch Financial Data Services, Inc., (4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484).

ITEM 31. MANAGEMENT SERVICES

  Other than as set forth under the caption "Management of the Fund--Management and Advisory Arrangements" in the Prospectus constituting Part A of the Registration Statement and under "Management of the Fund--Management and Advisory Arrangements" in the Statement of Additional Information constituting Part B of the Registration Statement, the Registrant is not a party to any management-related service contract.

ITEM 32. UNDERTAKINGS

  (a) Not applicable.

  (b) Not applicable.

  (c) The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Plainsboro and the State of New Jersey, on the 24th day of March 1997.

                                          Merrill Lynch Middle East/Africa
                                          Fund, Inc.
                                          (Registrant)

                                               /s/ Gerald M. Richard
                                          By:__________________________________

                                           (GERALD M. RICHARD, TREASURER)

  Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.

              SIGNATURE                         TITLE                DATE

           Arthur Zeikel*
-------------------------------------   President and
           (ARTHUR ZEIKEL)               Director
                                         (Principal Executive Officer)

         Gerald M. Richard*             Treasurer (Principal Financial
-------------------------------------    and Accounting
         (GERALD M. RICHARD)             Officer)

            Donald Cecil*               Director
-------------------------------------
           (DONALD CECIL)

          Edward H. Meyer*              Director
-------------------------------------
          (EDWARD H. MEYER)

         Charles C. Reilly*             Director
-------------------------------------
         (CHARLES C. REILLY)

          Richard R. West*              Director
-------------------------------------
          (RICHARD R. WEST)

         Edward D. Zinbarg*             Director
-------------------------------------
         (EDWARD D. ZINBARG)

     /s/ Gerald M. Richard                                      March 24, 1997
*By: ________________________________

  (GERALD M. RICHARD, ATTORNEY-IN-
             FACT)

                                 EXHIBIT INDEX

 EXHIBIT
   NO.                                 DESCRIPTION
 -------                               -----------
   5(b)  --Sub-Advisory Agreement between Merrill Lynch Asset Management, L.P.
          and Merrill Lynch Asset Management U.K. Limited.
      8  --Custody Agreement between the Registrant and Brown Brothers Harriman
          & Co.
     10  --Opinion of Brown & Wood llp, counsel to the Registrant.
     11  --Consent of Deloitte & Touche llp, independent auditors for the
          Registrant.
  17(a)  --Financial Data Schedule for Class A Shares.
    (b)  --Financial Data Schedule for Class B Shares.
    (c)  --Financial Data Schedule for Class C Shares.
    (d)  --Financial Data Schedule for Class D Shares.

APPENDIX FOR GRAPHIC AND IMAGE MATERIAL

        Pursuant to Rule 304 of Regulation S-T, the following table presents fair and accurate narrative descriptions of graphic and image material omitted from this EDGAR Submission file due to ASCII-incompatibility and cross-references this material to the location of each occurrence in the text.

DESCRIPTION OF OMITTED                      LOCATION OF GRAPHIC
  GRAPHIC OR IMAGE                           OR IMAGE IN TEXT
----------------------                      -------------------
Compass plate, circular                 Back cover of Prospectus and
graph paper and Merrill Lynch            back cover of Statement of
logo including stylized market              Additional Information
bull